                                                                    EXHIBIT 10.3


                               CREDIT AGREEMENT


                                     among


                PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                                  as Borrower


                            BANK ONE, TEXAS, N.A.,
                            as Administrative Agent


                          NATIONSBANK OF TEXAS, N.A.,
                            as Documentation Agent


                                      and


                           THE LENDERS NAMED HEREIN,
                                  as Lenders


                                 $100,000,000


                                     AS OF
                               OCTOBER 17, 1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1     DEFINITIONS AND TERMS..........................................  1
     1.1      Definitions....................................................  1
     1.2      Time References................................................ 12
     1.3      Other References............................................... 12
     1.4      Accounting Principles.......................................... 12

SECTION 2     COMMITMENT..................................................... 12
     2.1      Revolving Facility............................................. 12
     2.2      Borrowing Procedure............................................ 13
     2.3      Termination.................................................... 13
     2.4      Borrowing Base................................................. 13
              (a)  Admission of Projects into the Borrowing Base............. 13
              (b)  Borrowing Base............................................ 15
              (c)  Other Requirements Respecting the Borrowing Base.......... 15
              (d)  Computation of Adjusted Net Operating Income.............. 15

SECTION 3     TERMS OF PAYMENT............................................... 15
     3.1      Notes and Payments............................................. 15
     3.2      Interest and Principal Payments................................ 16
              (a)  Interest Payments......................................... 16
              (b)  Principal Payments........................................ 16
              (c)  Voluntary Prepayment...................................... 16
     3.3      Interest Options............................................... 16
     3.4      Quotation of Rates............................................. 16
     3.5      Default Rate................................................... 17
     3.6      Interest Recapture............................................. 17
     3.7      Interest Calculations.......................................... 17
     3.8      Maximum Rate................................................... 17
     3.9      Interest Periods............................................... 18
     3.10     Conversions.................................................... 18
     3.11     Order of Application........................................... 18
     3.12     Sharing of Payments, Etc....................................... 19
     3.13     Booking Borrowings............................................. 19
     3.14     Basis Unavailable or Inadequate for the Eurodollar Rate........ 19
     3.15     Additional Costs............................................... 19
     3.16     Change in Governmental Requirement............................. 20
     3.17     Funding Loss................................................... 20
     3.18     Foreign Lenders................................................ 21
     3.19     Fees........................................................... 21
              (a)  Treatment of Fees......................................... 21
              (b)  Agent Fees................................................ 21
              (c)  Commitment Fees........................................... 21

SECTION 4     SECURITY....................................................... 22
     4.1      Liens on Projects.............................................. 22
     4.2      Collateral Documents........................................... 22
     4.3      Leases......................................................... 22

                                      (i)

     4.4      Releases of Collateral......................................... 23
     4.5      Appraisals..................................................... 23

SECTION 5     CONDITIONS PRECEDENT........................................... 24

SECTION 6     REPRESENTATIONS AND WARRANTIES................................. 24
     6.1      Purpose of Credit Facility..................................... 24
     6.2      Existence, Good Standing, Authority and Compliance............. 24
     6.3      Affiliates..................................................... 25
     6.4      Authorization and Contravention................................ 25
     6.5      Binding Effect................................................. 25
     6.6      Financial Statements; Fiscal Year.............................. 25
     6.7      Litigation..................................................... 25
     6.8      Taxes.......................................................... 25
     6.9      Environmental Matters.......................................... 26
     6.10     Employee Plans................................................. 26
     6.11     Properties; Liens.............................................. 26
     6.12     Locations...................................................... 26
     6.13     Government Regulations......................................... 26
     6.14     Transactions with Affiliates................................... 26
     6.15     Insurance...................................................... 27
     6.16     Labor Matters.................................................. 27
     6.17     Solvency....................................................... 27
     6.18     Full Disclosure................................................ 27
     6.19     Exemption from ERISA; Plan Assets.............................. 27
     6.20     Ownership...................................................... 27

SECTION 7     AFFIRMATIVE COVENANTS.......................................... 27
     7.1      Items to be Furnished.......................................... 27
     7.2      Use of Proceeds................................................ 29
     7.3      Books and Records.............................................. 29
     7.4      Inspections.................................................... 29
     7.5      Taxes.......................................................... 29
     7.6      Payment of Obligations......................................... 29
     7.7      Expenses....................................................... 29
     7.8      Maintenance of Existence, Assets, and Business................. 30
     7.9      Insurance...................................................... 30
     7.10     Preservation and Protection of Rights.......................... 30
     7.11     Environmental Laws............................................. 30
     7.12     Indemnification................................................ 30
     7.13     REIT Status.................................................... 31
     7.14     ERISA Exemptions............................................... 31
     7.15     Listed Company................................................. 31

SECTION 8     NEGATIVE COVENANTS............................................. 31
     8.1      Payment of Obligations......................................... 31
     8.2      Employee Plans................................................. 31
     8.3      Liens.......................................................... 32
     8.4      Transactions with Affiliates................................... 32
     8.5      Compliance with Governmental Requirements and Documents........ 32
     8.6      Loans, Advances and Investments................................ 33

                                     (ii)

     8.7      Dividends and Distributions.................................... 33
     8.8      Sale of Assets................................................. 33
     8.9      Mergers and Dissolutions....................................... 33
     8.10     Assignment..................................................... 34
     8.11     Fiscal Year and Accounting Methods............................. 34
     8.12     New Businesses................................................. 34
     8.13     Government Regulations......................................... 34
     8.14     Occupancy...................................................... 34
     8.15     Obligors....................................................... 34
     8.16     Amendment of Constituent Documents............................. 34

SECTION 9     FINANCIAL COVENANTS............................................ 34
     9.1      Minimum Tangible Net Worth..................................... 34
     9.2      Total Indebtedness to Tangible Net Worth....................... 34
     9.3      Interest Coverage.............................................. 34
     9.4      Debt Service Coverage.......................................... 34

SECTION 10    DEFAULT........................................................ 35
    10.1      Payment of Obligation.......................................... 35
    10.2      Covenants...................................................... 35
    10.3      Debtor Relief.................................................. 35
    10.4      Judgments and Attachments...................................... 35
    10.5      Government Action.............................................. 35
    10.6      Misrepresentation.............................................. 35
    10.7      Default Under Other Agreements................................. 36
    10.8      Validity and Enforceability of Loan Documents.................. 36
    10.9      Management Changes............................................. 36
    10.10     Change in Control.............................................. 36
    10.11     Plan Assets.................................................... 36

SECTION 11    RIGHTS AND REMEDIES............................................ 36
    11.1      Remedies Upon Default.......................................... 36
    11.2      Waivers........................................................ 37
    11.3      Performance by the Administrative Agent........................ 37
    11.4      Not in Control................................................. 37
    11.5      Course of Dealing.............................................. 37
    11.6      Cumulative Rights.............................................. 37
    11.7      Application of Proceeds........................................ 37
    11.8      Diminution in Value of Collateral.............................. 37
    11.9      Certain Proceedings............................................ 38

SECTION 12    AGENTS AND THE LENDERS......................................... 38
    12.1      The Agents..................................................... 38
    12.2      Expenses....................................................... 39
    12.3      Proportionate Absorption of Losses............................. 40
    12.4      Delegation of Duties; Reliance................................. 40
    12.5      Limitation of Agents' Liability................................ 40
    12.6      Default........................................................ 41
    12.7      Collateral Matters............................................. 42
    12.8      Limitation of Liability........................................ 43
    12.9      Relationship of Lenders........................................ 43

                                     (iii)

    12.10     Benefits of Agreement.......................................... 43
    12.11     Approval of Lenders............................................ 43

SECTION 13    MISCELLANEOUS.................................................. 44
    13.1      Headings....................................................... 44
    13.2      Nonbusiness Days; Time......................................... 44
    13.3      Communications................................................. 44
    13.4      Form and Number of Documents................................... 44
    13.5      Survival....................................................... 44
    13.6      Governing Law.................................................. 44
    13.7      Invalid Provisions............................................. 44
    13.8      Venue; Service of Process; Jury Trial.......................... 45
    13.9      Amendments, Consents, Conflicts and Waivers.................... 45
    13.10     Multiple Counterparts.......................................... 46
    13.11     Successors and Assigns; Participations......................... 46
    13.12     Discharge Only Upon Payment in Full; Reinstatement in
               Certain Circumstances......................................... 48
    13.13     Entirety....................................................... 49
    13.14     Effectiveness.................................................. 49

                                     (iv)

                            SCHEDULES AND EXHIBITS


Schedule 1       Parties, Addresses, Commitments and Wiring Information
Schedule 2       Projects Admitted into the Borrowing Base
Schedule 5       Conditions Precedent
Schedule 6.2     Jurisdictions of Incorporation, Business and Jurisdictions
Schedule 6.7     Litigation
Schedule 6.9     Environmental Matters
Schedule 6.12    Chief Executive Office
Schedule 6.14    Affiliates Transactions



Exhibit A        Borrowing or Conversion Request
Exhibit B        Compliance Certificate
Exhibit C        Form of Guaranty
Exhibit D        Form of Revolving Credit Note
Exhibit E        Form of Assignment and Acceptance
Exhibit F        Form of Deed of Trust
Exhibit G        Form of Assignment of Leases and Rents
Exhibit H        Form of Local Counsel Opinion

                                      (v)

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT is dated as of October 17, 1996, among PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("BORROWER"), each of the lenders that are a signatory hereto or that becomes a signatory hereto as provided in SECTION 13.11(c) (individually, together with its successors and assigns, a "LENDER" and collectively, the "LENDERS"), BANK ONE, TEXAS, N.A., a national banking association, as the Administrative Agent for the Lenders (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT"), and NATIONSBANK OF TEXAS, N.A., for itself and as the Documentation Agent for the Lenders (in such capacity, together with its successors and assigns, the "DOCUMENTATION AGENT").

                               R E C I T A L S:
                               - - - - - - - -

     1. Borrower has requested that the Lenders extend to Borrower a revolving credit facility not to exceed the principal amount of $100,000,000.00.

     2. The Lenders are willing to extend the requested credit on the terms and subject to the conditions of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 DEFINITIONS AND TERMS.

     1.1  DEFINITIONS.  Unless otherwise indicated, as used in the Loan
Documents:

     "ACCUMULATED DEPRECIATION" means, for any Person as of any date, the amount of accumulated depreciation deducted from the amount of assets of such Person, as reflected in the relevant financial statements of such Person and determined in accordance with GAAP.

     "ADJUSTED NET OPERATING INCOME" means, for any Project as of any determination date and for the twelve- (12-) month period ending on the last day of the month immediately preceding the month in which such determination date occurs, (a) any cash rentals, proceeds, expense reimbursements or income received from such Project (but excluding security or other deposits, late fees, early lease termination or other penalties, and other charges of a non-recurring nature), based upon existing leases where tenants are paying rent in accordance with the terms of such leases, and which are not in material default, less (b) all cash costs and expenses that Borrower incurred as a result of, or in connection with, the development, operation or leasing of such Project (but excluding tenant improvement costs, commission expenses, and principal and interest payments during such period), less (c) to the extent exceeding the amounts for the applicable cash costs and expenses incurred by Borrower pursuant to (b) above, appropriate accruals for items such as taxes, insurance, or other expenses reasonably determined by the Administrative Agent, a management fee of at least two percent (2%) of rents and a reserve of at least $0.65 per square foot per year for office Projects and $0.25 per square foot for industrial Projects, all as determined in accordance with accounting principles reasonably acceptable to the Administrative Agent, consistently applied. For Projects not owned by Borrower for the preceding twelve (12) month period on the last day of the month immediately preceding the month in which a determination date occurs, Borrower shall provide to the Administrative Agent, to the extent available, the previous owner's operating statements for the applicable portion of such twelve
(12) month period as well as Borrower's operating statements for the remaining portion of such twelve (12) month period for purposes of determining Adjusted Net Operating Income, which shall be determined in a manner reasonably acceptable to the Administrative Agent.

     "ADMINISTRATIVE AGENT" is defined in the preamble.

     "AFFILIATE" of a Person means any other individual or entity who directly or indirectly controls, or is controlled by, or is under common control with, that Person. For purposes of this definition "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct (or cause the direction of) management or policies (whether through ownership of voting securities or other ownership interests, by contract, or otherwise).

     "AGENTS" means the Administrative Agent and the Documentation Agent and "AGENT" means either one of the Agents.

     "AGGREGATE BORROWING BASE" is defined in SECTION 2.4.

     "AGREEMENT" means this Credit Agreement, as amended, supplemented or restated from time-to-time.

     "APPLICABLE MARGIN" means, at the time of determination thereof, the interest margin over the Base Rate or the Eurodollar Rate, as the case may be, based upon the Rating Requirement as follows:

============================================================
  RATING REQUIREMENT                 APPLICABLE MARGIN
============================================================
MOODY'S          S & P         BASE RATE       EURODOLLAR
 RATING         RATING        BORROWINGS       BORROWINGS
============================================================
Less than      Less than          0%                2.0%
 Baa3 or not    BBB- or not
 rated          rated
------------------------------------------------------------
Baa3           BBB-               0%              1.625%
------------------------------------------------------------
Baa2 or        BBB or             0%               1.50%
 better         better
============================================================

     "APPRAISED VALUE" means, with respect to any Project, as of any date, the appraised value of such Project pursuant to an appraisal commissioned by and addressed to the Administrative Agent (acceptable to the Administrative Agent as to form, substance and appraisal date), prepared by a professional appraiser acceptable to the Administrative Agent and having the minimum qualifications required under all applicable regulations governing the Administrative Agent and the Lenders.

     "APPROVED COSTS" means, for any Project, the sum of the acquisition costs of such Project and, to the extent approved by the Administrative Agent, development costs with respect to such Project.

     "APPROVED LEASE FORM" means any form of lease approved by the Administrative Agent from time-to-time. References herein to specific sections in the Approved Lease Form shall mean those Sections in the current approved lease form and corresponding provisions in substitute lease forms.

     "APPROVED PERCENTAGE" means, unless otherwise agreed prior to admission of a Project into the Borrowing Base, (a) with respect to the Approved Costs for a Project, fifty percent (50%), and (b) with respect to the Appraised Value of a Project, fifty percent (50%).

     "BASE RATE" means, for any day, the greater of (a) the sum of the Federal Funds Rate plus one-half of one percent (0.5%), and (b) the annual interest rate most recently announced by the Administrative Agent as its prime rate (or, if the Person then acting as the Administrative Agent under this Agreement is not a bank organized under the Governmental Requirements of the United States or any State, then the rate announced by Bank One, Texas, National Association, or any successor thereof, as its prime rate) in effect at its principal office, automatically fluctuating upward and downward with and as specified in each announcement without special notice to Borrower or any other Person (which prime rate may not necessarily represent the lowest or best rate actually charged to a customer).

     "BASE RATE BORROWING" means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin.

     "BORROWING" means (without duplication) any amount disbursed by (a) the Lenders to or on behalf of Borrower under the Loan Documents, or (b) any Lender in accordance with, and to satisfy the obligations of Borrower under, any Loan Document.

     "BORROWING BASE" is defined in SECTION 2.4.

     "BORROWING BASE REPORT" is defined in SECTION 7.1(d).

     "BORROWING DATE" means for any Borrowing (a) the date for which funds are requested by Borrower, or (b) the date any Borrowing is converted hereunder to another Type of Borrowing.

     "BORROWING REQUEST" means a request substantially in the form of EXHIBIT A.

     "BUSINESS DAY" means (a) for all purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by any Governmental Requirement to be closed in Texas or New York, and (b) for purposes of any Eurodollar Borrowing, a day that satisfies the requirements of clause (a) and is a day when commercial banks are open for domestic or international business in London.

     "CAPITAL EXPENDITURES" means any expenditures by a Person for an asset that will be used in years subsequent to the year in which the expenditure is made or which is properly classified in the relevant financial statements of such Person in accordance with GAAP as a capital asset.

     "CAPITAL LEASE" means any capital lease or sublease that has been (or under GAAP should be) capitalized on a balance sheet.

     "CHANGE IN CONTROL" means, with respect to Borrower, the transfer of beneficial ownership of the outstanding partnership interests of Borrower such that Guarantor owns, directly or indirectly, less than fifty-one percent (51%) of the outstanding partnership interests of Borrower.

     "CLOSING DATE" means the date this Agreement is fully executed and delivered.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "COLLATERAL" means the real and personal property comprising each Project securing payment of the Obligation pursuant to the Collateral Documents.

     "COLLATERAL DOCUMENTS" means the deeds of trust, mortgages, assignments of rents and leases, security agreements, financing statements, and other loan and collateral documents creating, evidencing and perfecting Liens in the Collateral in favor of the Administrative Agent, for the benefit of the Lenders. The Collateral Documents for each Project shall include, without limitation, (a) a Deed of Trust, Assignment, Security

Agreement and Financing Statement substantially in the form of EXHIBIT F, (b) an Assignment of Leases and Rents substantially in the form of EXHIBIT G, and (c) Uniform Commercial Code Financing Statements in forms acceptable for filing in the appropriate filing offices, in each case modified to the extent necessary to meet the substantive requirements of the laws of the state where the Project is located.

     "COMMITMENT" means, for a Lender, the amount (which is subject to reduction and cancellation as provided in this Agreement) stated beside such Lender's name on SCHEDULE 1 as most recently amended under this Agreement, as the same may be reduced pursuant to SECTION 2.3 or terminated pursuant to SECTION 11.1, and as the same may be increased or decreased from time-to-time by further assignment pursuant to SECTION 13.11.

     "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the Total Commitment.

     "COMPANIES" means, without duplication, (a) Guarantor, (b) Borrower, and
(c) each of their respective Consolidated Affiliates, and "COMPANY" means any one of the Companies.

     "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT B and signed by a Responsible Officer of Borrower and Guarantor.

     "CONSOLIDATED AFFILIATE" means, in respect of any Person, any other Person in whom such Person holds an equity or ownership interest and whose financial results would be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

     "CONSTANT ANNUAL PERCENT" means the percent of a principal amount of a loan required to be paid each year in order to amortize such loan at maturity as well as to pay the amount of interest due at each installment, which installments shall be equal monthly installments of principal and interest.

     "CONVERSION REQUEST" means a request substantially in the form of EXHIBIT
A.

     "CURRENT FINANCIALS" means, at any time, the consolidated Financial Statements of the Companies most recently delivered to the Administrative Agent under SECTION 7.1(a) or 7.1(b), as the case may be.

     "DEBT SERVICE" means, for any Person for any period, the sum of all principal payments and all Interest Expense that are paid or payable during such period in respect of all Liabilities of such Person.

     "DEBTOR RELIEF LAWS" means Title 11 of the United States Code and all other applicable state or federal liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar Governmental Requirements affecting creditors' Rights in effect from time-to-time.

     "DEFAULT" is defined in SECTION 10.

     "DEFAULT RATE" means an annual rate of interest equal from day-to-day to the lesser of (a) the then-existing Base Rate plus four (4%), and (b) the Maximum Rate.

     "DISTRIBUTION" means, with respect to any shares of any capital stock or other equity securities or other ownership interests issued by a Person, (a) the retirement, redemption, purchase or other acquisition for value of such securities or interests by such Person, (b) the declaration or payment of any dividend on or with respect to such securities or interests by such Person, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of such securities or interests, and (d) any other payment by that Person with respect to such securities or interests.

     "DOCUMENTATION AGENT" is defined in the preamble.

     "EBITDA" means, for any Person for any period, the sum of (a) Net Income, plus (b) depreciation and amortization expense, plus (c) Interest Expense, plus
(d) income taxes deducted from Net Income in accordance with GAAP, plus (e) extraordinary losses (and any unusual losses arising in or outside the ordinary course of business of such Person not included in extraordinary losses) determined in accordance with GAAP that have been reflected in the determination of Net Income, minus (f) extraordinary gains (and any unusual gains arising in or outside the ordinary course of business of such Person not included in extraordinary gains) determined in accordance with GAAP that have been reflected in the determination of Net Income, minus (g) such Person's Share of recognized net income of Unconsolidated Affiliates, plus (h) such Person's Share of EBITDA of Unconsolidated Affiliates, to the extent such Person is entitled to such amounts under the governing documents of the applicable Unconsolidated Affiliate, minus (i) earnings of Consolidated Affiliates for such period distributed to third parties, all of the foregoing without duplication.

     "ELIGIBLE ASSIGNEE" means any of the following entities: (a) a commercial bank organized under the laws of the United States, or any state thereof; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, provided that such bank is acting through a branch or agency located in the United States, in the country in which it is organized, or in another country which is also a member of the Organization for Economic Cooperation and Development; (c) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; and
(d) any other Person approved by the Agents and, so long as no Default or Potential Default exists, Borrower.

     "ELIGIBLE PROJECT" is defined in SECTION 2.4.

     "EMPLOYEE PLAN" means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by Borrower or any of its Consolidated Affiliates.

     "ENVIRONMENTAL LAW" means any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which Borrower or any of its Consolidated Affiliates is conducting or at any time has conducted business, or where any Property of Borrower or any of its Consolidated Affiliates is located, including, without limitation, the Oil Pollution Act of 1990, as amended, ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended, ("RCRA"), the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Governmental Requirements. The term "oil" has the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and (ii) to the extent the Governmental Requirements of the state in which any Property of Borrower or its any of its Consolidated Subsidiaries is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     "EURODOLLAR RATE" means, for any Eurodollar Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient obtained by dividing (a) the rate appearing on the Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of such Interest Period for a term comparable to such Interest Period, by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period. If for any reason the rate described in (a) is not available, then such rate shall be the rate appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first (1st) day of the such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on the Reuters Screen LIBO Page, then the applicable rate shall be the arithmetic mean of all such rates. If neither of such rates are available, then such rate shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Administrative Agent at approximately 11:00 a.m. (London time) on the day that is two (2) Business Days preceding the first (1st) day of the relevant Interest Period to prime banks in the London interbank market and for a period equal to such Interest Period commencing on the first (1st) day of such Interest Period.

     "EURODOLLAR BORROWING" means a Borrowing bearing interest at the sum of the Eurodollar Rate plus the Applicable Margin.

     "FEDERAL FUNDS RATE" means, on any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined by the Administrative Agent (which determination is conclusive and binding, absent manifest error) to be equal to the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York on the next successive Business Day; provided, however, that (a) if such determination date is not a Business Day, the Federal Funds Rate for such day shall be the rate for such transactions on the next preceding Business Day as published on the next successive Business Day, or (b) if those rates are not published for any Business Day, the Federal Fund Rate shall be the average of the quotations at approximately 10:00 a.m. on such Business Day received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "FINANCIAL STATEMENTS" of a Person means balance sheets, and statements of earnings, shareholders' equity and cash flow prepared (a) according to GAAP, (b) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year, as applicable, and (c) on a consolidated basis if that Person had any Consolidated Affiliates during the applicable period.

     "FIXED CONSTANT" means, as of any date, a fixed Constant Annual Percent utilizing (a) a rate of interest equal to nine percent (9%), and (b) a twenty-five (25) year amortization.

     "FUNDING LOSS" means, without duplication, any loss, expense or costs incurred by any Lender (including any loss, expense or cost incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or maintain any portion of any Borrowing as a Eurodollar Borrowing) when (a) Borrower fails or refuses (for any reason other than any Lender's failure to comply with this Agreement) to take any Borrowing that it has requested under this Agreement, or (b) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, before the last day of the applicable Interest Period.

     "FUNDS FROM OPERATIONS" means, for Borrower or Guarantor for any period, Net Income before such Person's Share of the Net Income or loss of any Unconsolidated Affiliate, plus any and all cash distributions received by such Person representing such Person's Share of the Net Income of any Unconsolidated Affiliate, plus depreciation and amortization (exclusive of amortization of financing costs), all as determined in accordance with GAAP; provided that there shall not be included in such calculation (a) any proceeds of any insurance policy other than rental or business interruption insurance received by such Person, (b) any gain or loss which is classified as "extraordinary" in accordance with GAAP, or (c) any capital gains and taxes on capital gains.

     "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable on the date of this Agreement, subject to changes permitted by SECTION 1.4.

     "GOVERNMENTAL AUTHORITY" means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel acting through binding arbitration or mediation, or (c) central bank.

     "GOVERNMENTAL REQUIREMENT" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Governmental Authority.

     "GUARANTOR" means Prentiss Properties Trust, a Maryland real estate investment trust.

     "GUARANTY" means the Unconditional Guaranty of Payment dated of even date herewith, executed by Guarantor in favor of the Agents and the Lenders, and substantially in the form of EXHIBIT C.

     "HAZARDOUS SUBSTANCE" means any substance (a) the presence of which requires removal, remediation, or investigation under any Environmental Law, or
(b) that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance under any Environmental Law.

     "INTEREST EXPENSE" means, for any Person for any period, all of such Person's paid, accrued or capitalized interest expense on such Person's Total Indebtedness (whether direct, indirect, or contingent, and including interest on all convertible Liabilities).

     "INTEREST PERIOD" has the meaning set forth in SECTION 3.9.

     "IPO" means the initial public offering of Guarantor's Common Shares of Beneficial Interest, $0.01 par value per share, resulting in net proceeds to Guarantor of not less than $225,000,000.00.

     "LENDERS" is defined in the preamble.

     "LIABILITIES" means (without duplication), for any Person, (a) any indebtedness, liabilities, or obligations required by GAAP to be classified upon such Person's balance sheet as liabilities, (b) any liabilities secured (or for which the holder of the Liability has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) any obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, including all Capital Leases, (d) any guaranties, endorsements and other contingent obligations with respect to Liabilities or obligations of others, (e) all indebtedness, obligations, or other liabilities in respect of interest rate contracts and foreign currency exchange agreements on a mark-to-market basis, (f) such Person's Share of any Liabilities of Unconsolidated Affiliates (other than of Broadmoor Austin Associates), and (g) any minority interests in Consolidated Affiliates (other than minority interests reflected in the Financial Statements of Guarantor relating to units of partnership interests in Borrower), and "LIABILITY" means any of the Liabilities.

     "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other substantially similar arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

     "LITIGATION" means any action by or before any Governmental Authority.

     "LOAN DOCUMENTS" means (a) this Agreement, certificates, and reports delivered under this Agreement, and exhibits and schedules to this Agreement,
(b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) all other agreements, documents, and instruments executed by Borrower, Guarantor, or any Obligor in favor of the Administrative Agent, the Documentation Agent, or the Lenders (or any Agent on behalf of the Lenders) ever delivered in connection with or under this Agreement or otherwise delivered in connection with all or any part of the Obligation, and (f) all renewals, extensions and restatements of, and amendments and supplements to, any of the foregoing.

     "MATERIAL ADVERSE EVENT" means any circumstance or event that, individually or collectively with other circumstances or events, reasonably is expected to result in any (a) material impairment of the ability of Borrower or Guarantor to perform any of its payment or other obligations under any Loan Document, (b) material impairment of the ability of any Agent or any Lender to enforce (i) any of the obligations of Borrower, Guarantor or any Obligor under this Agreement or the other Loan Documents, or (ii) any of their respective Rights under the Loan Documents, or (c) material and adverse effect on the financial condition of Borrower, Guarantor, or the Companies, taken as a whole.

     "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for an Agent or a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Governmental Requirement, such Agent or Lender is permitted to contract for, charge, take, reserve or receive on the Obligation.

     "MOODY'S" means Moody's Investors Service, Inc., or, if Moody's no longer publishes ratings, such other ratings agency acceptable to the Required Lenders.

     "MOODY'S RATING" means the most recently-announced rating from time-to-time of Moody's assigned to any class of long-term senior, unsecured Liability securities issued by Guarantor, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such Liability has been issued at the time such rating was issued.

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which Borrower or any of its Consolidated Affiliates (or any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the Code) is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

     "NET INCOME" means, for any Person for any period, the net earnings (or loss) after taxes of such Person, determined in accordance with GAAP.

     "NOTES" means one of the promissory notes substantially in the form of the attached EXHIBIT D, and "NOTE" means any one of the Notes.

     "OBLIGATION" means all present and future indebtedness and obligations, and all renewals, increases and extensions thereof, or any part thereof, now or hereafter owed to any Agent or any Lender by Borrower under any Loan Document, together with all interest accruing thereon, fees, costs and expenses (including all reasonable attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Documents or in connection with the protection of Rights under the Loan Documents.

     "OBLIGOR" means any Company (other than Borrower or Guarantor) granting to the Administrative Agent Liens in Collateral, for the benefit of the Lenders.

     "PARTICIPANT" is defined in SECTION 13.11(b).

     "PAY RATE CONSTANT" means, as of any date, a variable Constant Annual Percent utilizing (a) a rate of interest equal to the greater of (i) the Base Rate, or (ii) the Eurodollar Rate, as of such date, and (b) a twenty-five (25) year amortization.

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereof, established under ERISA.

     "PERMITTED DISTRIBUTIONS" means, for (a) Borrower for any fiscal year of Borrower, an amount not to exceed ninety-five percent (95%) of Borrower's Funds from Operations for such fiscal year, and (b) Guarantor for any fiscal year of Guarantor, an amount not to exceed ninety-five percent (95%) of Guarantor's Funds from Operations for such fiscal year.

     "PERMITTED LIENS" is defined in SECTION 8.3.

     "PERSON means any individual, entity or Governmental Authority.

     "POTENTIAL DEFAULT" means the occurrence of any event or the existence of any circumstance that could, upon notice or lapse of time or both, become a Default.

     "PRINCIPAL DEBT" means, for a Lender and at any time, the unpaid principal balance of all outstanding Borrowings from such Lender hereunder.

     "PROJECTS" means the real estate Properties owned by Borrower and approved by the Required Lenders for inclusion in the Borrowing Base in accordance with
SECTION 2.4, and "PROJECT" means any one of the Projects.

     "PROPERTIES" means real estate properties owned by Borrower or a Consolidated Affiliate of Borrower, and "PROPERTY" means any one of the Properties.

     "PRO RATA" and "PRO RATA PART" means, when determined for any Lender, the proportion (stated as a percentage) that such Lender's Commitment bears to the Total Commitment, or, if the Total Commitments shall have been terminated, then the proportion (stated as a percentage) that the sum of the Principal Debt owed to such Lender bears to the Total Principal Debt owed to all of the Lenders.

     "PROTECTIVE ADVANCE" means all sums expensed as reasonably determined by the Administrative Agent to be necessary: (a) to protect the priority, validity and enforceability of the Liens in the Collateral and the instruments evidencing or securing the Collateral and the Obligation; and/or (b) to (i) prevent the value of the Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause the Collateral to lose value), or (ii) protect the security of any of the Collateral from being materially impaired, including, without limitation, any amounts expended in accordance with SECTIONS 12.2 and 12.7 of this Agreement and any Post-Foreclosure Plan (as defined in SECTION 12.7(f)). The Administrative Agent agrees to exercise its reasonable best efforts to notify Borrower at least five
(5) days prior to incurring any such expenditures, except in the case of exigent circumstances.

     "PURCHASER" is defined in SECTION 13.11(c).

     "RATING REQUIREMENT" means, as of any date of determination, the lower of the Moody's Rating or the S & P Rating. For purposes hereof, the correlation of the levels or grades of the Moody's Rating and the S & P Rating shall be as set forth in the table included herein in the definition of "Applicable Margin" in the columns labeled "Rating Requirement." Each change in the Rating Requirement shall be effective commencing on the fifth (5th) Business Day following the earlier to occur of (a) the Administrative Agent's receipt of notice from Borrower, as required in SECTION 7.1(g), of a change in the Moody's Rating or the S & P Rating, and (b) the Administrative Agent's actual knowledge of a change in the Moody's Rating or the S & P Rating.

     "REIT" means a "real estate investment trust" for purposes of the Code.

     "REPRESENTATIVES" means representatives, officers, directors, employees, attorneys and agents.

     "REQUIRED LENDERS" means, as of any date, any combination of Lenders who collectively hold sixty-six and two-thirds percent (66-2/3%) of the Total Commitments, or if the Total Commitments shall have been terminated, then of the Total Principal Debt.

     "RESERVE REQUIREMENT" means, with respect to any Eurodollar Borrowing for the relevant Interest Period, the actual aggregate reserve requirements (including all basic, supplemental, emergency, special, marginal and other reserves required by applicable Governmental Requirement) applicable to a member bank of the Federal Reserve System for eurocurrency fundings or liabilities.

     "RESPONSIBLE OFFICER" means, for any Person, any chairman, president, chief executive officer, chief financial officer, controller, secretary, executive vice president, or senior vice president of such Person.

     "RIGHTS" means rights, remedies, powers, privileges, and benefits.

     "SHARE" means, for any Person, such Person's share of the assets, liabilities, revenues, income, losses, or expenses of an Unconsolidated Affiliate based upon such Person's percentage ownership of such Unconsolidated Affiliate.

     "SOLVENT" means, as to a Person, that (a) the aggregate fair market value of its assets exceeds its Liabilities, (b) it has sufficient cash flow to enable it to pay its Liabilities as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

     "S & P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., a New York corporation, or if S & P no longer publishes ratings, then such other ratings agency acceptable to the Required Lenders.

     "S & P RATING" means the most recently-announced rating from time-to-time of S & P assigned to any class of long-term senior, unsecured Liability securities issued by Guarantor, as to which no letter of credit, guaranty, or third party credit support is in place, regardless of whether all or any part of such Liability has been issued at the time such rating was issued.

     "TANGIBLE NET WORTH" means, for any Person as of any date, (a) Total Assets less the book value of all assets that would be treated as intangible assets under GAAP (including goodwill, trademarks, trade names, copyrights, patents, and unamortized debt discount and expense), minus (b) all Liabilities, in each case for such Person.

     "TAXES" means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises or assets.

     "TERMINATION DATE" means the earlier of (a) October 14, 1999, and (b) the effective date that the Lenders' commitments to lend hereunder are otherwise canceled or terminated in accordance with this Agreement.

     "TOTAL ASSETS" means, for any Person, such Person's (a) consolidated total assets determined in accordance with GAAP plus (b) Accumulated Depreciation.

     "TOTAL COMMITMENT" means, at any time, the sum of the Commitments of all of the Lenders.

     "TOTAL INDEBTEDNESS" means, for any Person, all Liabilities of such Person, excluding accounts payable and accrued expenses up to a maximum aggregate amount of $10,000,000.00.

     "TOTAL PRINCIPAL DEBT" means, at any time, the sum of the Principal Debt of all of the Lenders.

     "TYPE" means any type of Borrowing determined with respect to the applicable interest option.

     "UNCONSOLIDATED AFFILIATE" means any Person in whom Borrower or Guarantor holds a voting equity or ownership interest and whose financial results would not be consolidated under GAAP with the financial results of Borrower or Guarantor on the consolidated financial statements of Borrower or Guarantor.

     "UNUSED COMMITMENT" means, at any time, (a) the Total Commitment minus (b) the Total Principal Debt.

     "VARIABLE CONSTANT" means, as of any date, a variable Constant Annual Percent utilizing (i) a rate of interest equal to two and one-quarter percent (2.25%) in excess of the most recent rate published on such date in the United States Federal Reserve Statistical Release (H.15) for 7-year Treasury Constant Maturities, and (ii) a twenty-five (25) year amortization.

     1.2 TIME REFERENCES. Unless otherwise specified in the Loan Documents (a) time references are to time in Dallas, Texas, and (b) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3 OTHER REFERENCES.  Unless otherwise specified in the Loan Documents
(a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) headings and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Governmental Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

     1.4 ACCOUNTING PRINCIPLES. Under the Loan Documents, unless otherwise stated, (a) GAAP determines all accounting and financial terms and compliance with financial covenants, (b) GAAP in effect on the date of this Agreement determines compliance with financial covenants, (c) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period, and (d) all accounting and financial terms and compliance with financial covenants must be for the Companies, on a consolidated basis, as applicable. If there is a change in GAAP after the date hereof, the Compliance Certificate shall include calculations setting forth the adjustments from the relevant financial items as shown in the Current Financials, based on the then-current GAAP, to the corresponding financial items based on GAAP as used in the Current Financials delivered to the Administrative Agent and the Lenders on or prior to the date hereof, so as to demonstrate how such financial covenant compliance was derived from the Current Financials.

SECTION 2 COMMITMENT.

     2.1 REVOLVING FACILITY. Subject to the provisions in the Loan Documents, each Lender severally and not jointly agrees to lend to Borrower one or more Borrowings hereunder which Borrower may borrow, repay and reborrow under this Agreement, subject to the following conditions:

     (a) each Borrowing requested by Borrower hereunder must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date;

     (b) each Borrowing requested by Borrower must be in an amount not less than $1,000,000.00 or a greater integral multiple of $100,000.00 or, if less, the Unused Commitment;

     (c) the Total Principal Debt may not exceed the lesser of (i) the Total Commitment, and (ii) the Borrowing Base; and

     (d) no Lender's Principal Debt may exceed such Lender's Commitment.

     2.2 BORROWING PROCEDURE.  The following procedures apply to Borrowings:

     (a) Borrower may request a Borrowing by submitting to the Administrative Agent a Borrowing Request. The Borrowing Request must be received by the Administrative Agent no later than 11:00 a.m. on (i) the third (3rd) Business Day preceding the Borrowing Date for any Eurodollar Borrowing, or (ii) the Business Day preceding the Borrowing Date for any Base Rate Borrowing. The Administrative Agent shall promptly notify each Lender of its receipt of any Borrowing Request and its contents. A Borrowing Request is irrevocable and binding on Borrower.

     (b) By 11:00 a.m. on the applicable Borrowing Date, each Lender shall remit its Pro Rata Part of each requested Borrowing by wire transfer to the Administrative Agent pursuant to the Administrative Agent's wire transfer instructions on SCHEDULE 1 (or as otherwise directed by the Administrative Agent) in funds that are available for immediate use by the Administrative Agent. Subject to receipt of such funds, the Administrative Agent shall make such funds available to Borrower in Dallas, Texas at 12:00 noon on such Borrowing Date (unless it has actual knowledge that any applicable condition precedent has not been satisfied by Borrower).

     (c) Absent contrary written notice from a Lender, the Administrative Agent may assume that each Lender has made its Pro Rata Part of the requested Borrowing available to the Administrative Agent on the applicable Borrowing Date, and the Administrative Agent may, in reliance upon such assumption (but is not required to), make available to Borrower a corresponding amount. If a Lender fails to make its Pro Rata Part of any requested Borrowing available to the Administrative Agent on the applicable Borrowing Date, the

Administrative Agent may recover the applicable amount on demand (i) from such Lender, together with interest at the Federal Funds Rate for the period commencing on the date the amount was made available to Borrower by the Administrative Agent and ending on (but excluding) the date the Administrative Agent recovers the amount from such Lender, or (ii) if such Lender fails to pay its amount upon the Administrative Agent's demand, then from Borrower, together with interest at an annual interest rate equal to the rate applicable to the requested Borrowing for the period commencing on the Borrowing Date and ending on (but excluding) the date the Administrative Agent recovers the amount from Borrower. No Lender is responsible for the failure of any other Lender to make its Pro Rata Part of any Borrowing.

     2.3 TERMINATION. Without premium or penalty, and upon giving at least three (3) Business Days prior written and irrevocable notice to the Administrative Agent, Borrower may terminate all or part of the unused portion of the Total Commitment. Each partial termination must be in an amount of not less than $1,000,000.00 or a greater integral multiple thereof, and shall be Pro Rata among all of the Lenders. Once terminated, the Total Commitment may not be increased or reinstated.

     2.4 BORROWING BASE.

     (a) ADMISSION OF PROJECTS INTO THE BORROWING BASE.

         (i) Borrower shall provide the Administrative Agent (with copies for each of the Lenders) with a written request for a Property to be admitted into the Borrowing Base. Such request shall be accompanied by information regarding the Property (including, without limitation, a property description, purchase information (including any contracts of sale and closing statements), one (1) original and two (2) copies of a recent survey with appropriate certifications to the Administrative Agent, for the benefit of the Lenders, and one (1) copy for each of the other Lenders, recent appraisals (commissioned by and addressed to the Administrative Agent, for the benefit of the Lenders), rent rolls, operating statements, environmental assessments, condition reports, roof reports, and other such information requested by the Administrative Agent as shall be necessary in order for the Administrative Agent and the Required Lenders to determine whether such Property is an Eligible Project.

         (ii) In order for a Property to be eligible for inclusion in the Borrowing Base (an "ELIGIBLE PROJECT"), such Property shall have characteristics consistent with the following general guidelines:

              (A) such Property shall be an "institutional grade" warehouse project or office project;

              (B) Borrower shall have good and indefeasible title to such Property, free and clear of all Liens (except for Permitted Liens); and

              (C) all leases covering such Property shall be acceptable to the Administrative Agent.

     Notwithstanding the foregoing guidelines, the Required Lenders shall have the right to exclude a Property that is otherwise an Eligible Project from the Borrowing Base, if the Required Lenders, in their sole discretion, determine that such Property is not eligible for inclusion in the Borrowing Base.

         (iii) Each Property shall be subject to the Required Lenders' approval for admission to the Borrowing Base after evaluation of such Property's market area, location, access, and design.

         (iv) The Administrative Agent shall provide Borrower with written notice of whether the Required Lenders have approved a Property for admission into the Borrowing Base on or before the later of (A) thirty (30) days after Borrower has provided to the Administrative Agent the information with respect to such Property required by SECTION 2.4(a)(i) (other than appraisals and environmental assessments), and (B) ten (10) Business Days after Borrower has provided to the Administrative Agent appraisals and environmental assessments with respect to such Property required by SECTION 2.4(a)(i).

         (v) An Eligible Project shall not be admitted into the Borrowing Base until (1) Borrower or an Obligor shall have executed and delivered to the Administrative Agent, for the ratable benefit of the Lenders, Collateral Documents covering such Project, (2) Borrower or such Obligor shall have delivered to the Administrative Agent appropriate and customary opinions of counsel, including an opinion of local counsel in substantially the form of EXHIBIT H, and (3) the Administrative Agent shall have a perfected first priority Lien in such Project, for the ratable benefit of the Lenders.

         (vi) The Administrative Agent may, on behalf of the Required Lenders in their sole discretion, notify Borrower that a Property that is not otherwise an Eligible Project may be included in the Borrowing Base, provided that the Required Lenders may require additional terms and conditions to be evidenced in writing as a supplement to this Agreement in order for such Property to be admitted into the Borrowing Base.

         (viii) Pursuant to SECTION 7.7, Borrower shall pay to the Administrative Agent all reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with the Administrative Agent's review of requests for a Property to be admitted into the Borrowing Base.

     (b) BORROWING BASE.

         (i) The "INDIVIDUAL BORROWING BASE" for any Project admitted into the Borrowing Base shall be, as of any date: (A) for any Project acquired by Borrower or one of its Consolidated Affiliates prior to the IPO, the Approved Percentage of the Appraised Value of such Project (determined using the most recent appraisal delivered to or required by Agent); and (B) for any Project acquired by Borrower or one of its Consolidated Affiliates on or after the IPO, the lesser of: (1) the Approved Percentage of the Approved Costs of such Project; and (2) the Approved Percentage of the Appraised Value of such Project (determined using the most recent appraisal delivered to or required by Agent).

         (ii) The "AGGREGATE BORROWING BASE" for the Projects admitted into the Borrowing Base shall be, as of any date, the lesser of: (A) the product of Adjusted Net Operating Income for all of the Projects times five (5); and
     (B) the least of: (1) Adjusted Net Operating Income for all of the Projects divided by the product of (x) the Pay Rate Constant, and (y) 1.75; and (2) Adjusted Net Operating Income for all of the Projects divided by the product of (x) the Fixed Constant, and (y) 1.75; and (3) Adjusted Net Operating Income for all of the Projects divided by the product of (x) the Variable Constant and (y) 1.75.

         (iii) The "BORROWING BASE" shall be, as of any date, the lesser of (A) the sum of the Individual Borrowing Bases for each of the Projects admitted into the Borrowing Base; and (B) the Aggregate Borrowing Base.

      (c) OTHER REQUIREMENTS RESPECTING THE BORROWING BASE. During the term hereof, (i) once five (5) Projects have been admitted into the Borrowing Base, there shall always be at least five (5) Projects admitted into the Borrowing Base, and (ii) the principal balance of the Obligation shall not be less than $1.00, in each case unless otherwise consented to by the Administrative Agent in writing.

     (d) COMPUTATION OF ADJUSTED NET OPERATING INCOME. Borrower shall deliver to the Administrative Agent quarterly computations of Adjusted Net Operating Income with the Borrowing Base information required pursuant to SECTION 7.1(d). The Administrative Agent shall notify Borrower in writing of any additional adjustments to Adjusted Net Operating Income required by the Administrative Agent and corresponding adjustments to the Borrowing Base (if any). If a Project is admitted into the Borrowing Base prior to the last day of any fiscal quarter during the term of this Agreement, then the Administrative Agent shall notify Borrower and the Lenders in writing of any changes to the Borrowing Base as a result of the admission of such Project into the Borrowing Base.

     (e) PROJECTS ADMITTED INTO BORROWING BASE. The Projects admitted into the Borrowing Base are listed on SCHEDULE 2 (as supplemented from time-to-time to reflect additional Projects admitted into the Borrowing Base, as herein provided).

SECTION 3 TERMS OF PAYMENT.

     3.1  NOTES AND PAYMENTS.

     (a) The Principal Debt shall be evidenced by the Notes, one payable to each Lender in the stated principal amount of its Commitment.

     (b) Borrower must make each payment and prepayment on the Obligation, without offset, counterclaim, or deduction, to the Administrative Agent's principal office in Dallas, Texas, in funds that will be available for immediate use by the Administrative Agent by 12:00 noon on the day due. Payments received after such time shall be deemed received on the next Business Day. The Administrative Agent shall pay to each Lender any payment to which such Lender is entitled on the same day the Administrative Agent receives the funds from Borrower if the Administrative Agent receives the payment or prepayment before 12:00 noon, and otherwise before 12:00 noon on the following Business Day. If and to the extent that the Administrative Agent does not make payments to the Lenders when due, then the Administrative Agent shall be obligated to pay to the Lenders such unpaid amounts together with interest at the Federal Funds Rate from the due date until (but not including) the payment date.

     3.2  INTEREST AND PRINCIPAL PAYMENTS.

     (a) INTEREST PAYMENTS. Accrued interest on each Borrowing is due and payable on the first (1st) day of each calendar month during the term of this Agreement, commencing on November 1, 1996, and on the Termination Date.

     (b) PRINCIPAL PAYMENTS. The Total Principal Debt is due and payable on the Termination Date.

     (c) VOLUNTARY PREPAYMENT. Borrower may voluntarily repay or prepay all or any part of the Total Principal Debt at any time without premium or penalty, subject to the following conditions:

          (i) the Administrative Agent must receive Borrower's written payment notice by 11:00 a.m. on (A) the Business Day preceding the date of payment of a Eurodollar Borrowing, and (B) the Business Day preceding the date of payment of a Base Rate Borrowing, which shall specify the payment date and the Type and amount of the Borrowing(s) to be paid, and which shall constitute an irrevocable and binding obligation of Borrower to make a repayment or prepayment on the designated date;

          (ii) each partial repayment or prepayment must be in a minimum amount of at least $1,000,000.00 or a greater integral multiple of $100,000.00, or, if less, the Total Principal Debt; and

          (iii) Borrower shall pay any related Funding Loss upon demand.

     (d) MANDATORY PREPAYMENT. Notwithstanding anything contained herein or in the Notes to the contrary, if at any time the outstanding Total Principal Debt exceeds the Borrowing Base, then Borrower shall immediately prepay in immediately available funds such excess balance, together with any related Funding Loss.

     3.3 INTEREST OPTIONS. Except as specifically otherwise provided, Borrowings shall bear interest at an annual rate equal to the lesser of (a) the Base Rate plus the Applicable Margin, or the Eurodollar Rate plus the Applicable Margin (in each case as designated or deemed designated by Borrower and, in the case of Eurodollar Borrowings, for the Interest Period designated by Borrower), and (b) the Maximum Rate. Each change in the Base Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

     3.4 QUOTATION OF RATES. A Representative of Borrower may call the Administrative Agent before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind the Administrative Agent or the Lenders or affect the interest rate that is actually in effect when Borrower delivers its Borrowing Request or on the Borrowing Date.

     3.5 DEFAULT RATE. If permitted by applicable law, all past-due Principal Debt and past-due interest accruing on any of the foregoing, bears interest from the date due (stated or by acceleration) at the Default Rate until paid, regardless of whether payment is made before or after entry of a judgment.

     3.6 INTEREST RECAPTURE. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, then the interest rate on that Borrowing is limited to the Maximum Rate, provided that any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by applicable law, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

     3.7  INTEREST CALCULATIONS.

     (a) Interest shall be calculated on the basis of actual number of days elapsed (including the first day but excluding the last day) but computed as if each calendar year consisted of 360 days for all Borrowings (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be). All interest rate determinations and calculations by the Administrative Agent are conclusive and binding absent manifest error.

     (b) The provisions of this Agreement relating to calculation of the Base Rate and the Eurodollar Rate are included only for the purpose of determining the rate of interest or other amounts to be paid under this Agreement that are based upon those rates. Each Lender may fund and maintain its funding of all or any part of each Borrowing as it selects.

     3.8 MAXIMUM RATE. Regardless of any provision contained in any Loan Document or any document related thereto, it is the intent of the parties to this Agreement that no Agent nor any Lender contract for, charge, take, reserve, receive or apply, as interest on all or any part of the Obligation any amount in excess of the Maximum Rate or the Maximum Amount or receive any unearned interest in violation of any applicable law, and, if any Agent or any Lender ever does so, then any excess shall be treated as a partial repayment or prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower, Agents and the Lenders shall, to the maximum extent permitted under applicable law, (a) treat all Borrowings as but a single extension of credit (and the Lenders and Borrower agree that is the case and that provision in this Agreement for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (c) exclude voluntary repayments or prepayments and their effects, and (d) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the Obligation. If, however, the Obligation is paid in full before the end of its full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, then the Lenders shall refund any excess (and the Lenders may not, to the extent permitted by applicable law, be subject to any penalties provided by any Governmental Requirements for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Amount). If the Governmental Requirements of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "indicated rate ceiling" from time-to-time in effect under Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, as amended. Borrower agrees that Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), does not apply to the Obligation, other than Article 15.10(b).

     3.9 INTEREST PERIODS. When Borrower requests any Eurodollar Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one (1), two (2), three (3) or six (6) months, subject to the following conditions: (a) the initial Interest Period for a Eurodollar Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires;
(b) if any Interest Period for a Eurodollar Borrowing begins on a day for which there exists no numerically corresponding Business Day in the calendar month at the end of the Interest Period ("ENDING CALENDAR MONTH"), then the Interest Period ends on the next succeeding Business Day of the Ending Calendar Month, unless there is no succeeding Business Day in the Ending Calendar Month in which case the Interest Period ends on the next preceding Business Day of the Ending Calendar Month; (c) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (d) there may not be in effect at any one time more than five (5) Interest Periods.

     3.10 CONVERSIONS. Borrower may (a) on the last day of the applicable Interest Period (or at any other time, subject to payment of any Funding Loss) convert all or part of a Eurodollar Borrowing to a Base Rate Borrowing, (b) at any time convert all or part of a Base Rate Borrowing to a Eurodollar Borrowing, and (c) on the last day of an Interest Period, elect a new Interest Period for a Eurodollar Borrowing. Any such conversion is subject to the dollar limits and denominations of SECTION 2.1 and may be accomplished by delivering a Conversion Request to the Administrative Agent no later than 11:00 a.m. (i) on the third
(3rd) Business Day before (A) the conversion date for conversion to a Eurodollar Borrowing, and (B) the last day of the Interest Period, for the election of a new Interest Period, and (ii) one (1) Business Day before the last day of the Interest Period for conversion to a Base Rate Borrowing. Absent Borrower's notice of conversion or election of a new Interest Period, a Eurodollar Borrowing shall be converted to a Base Rate Borrowing when the applicable Interest Period expires.

     3.11 ORDER OF APPLICATION.

     (a) NO DEFAULT. If no Default exists, then except as otherwise specifically provided in the Loan Documents, any payment shall be applied to the Obligation in the order and manner as Borrower directs.

     (b) DEFAULT. If a Default exists, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) to all fees and expenses and Protective Advances for which any Agent or the Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt; and (iii) to the remaining Obligation in the order and manner as the Required Lenders deem appropriate.

     (c) PRO RATA. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of such payment or prepayment.

     3.12 SHARING OF PAYMENTS, ETC. If any Lender obtains any amount (whether voluntary, involuntary or otherwise, including as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment that such Lender is then entitled to receive under the Loan Documents, then such Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess amount ratably with each other Lender. If all or any portion of any excess amount is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by applicable law, exercise all of its Rights of payment with respect to that participation as fully as if such Lender were the direct creditor of Borrower in the amount of that participation.

     3.13 BOOKING BORROWINGS. To the extent permitted by applicable law, any Lender may make, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates. However, no Affiliate is entitled to receive any greater payment under SECTION 3.15 than the transferor Lender would have been entitled to receive with respect to those Borrowings, and a transfer may not be made if, as a direct result of it, SECTION
3.15 or 3.16 would apply to any of the Obligation. If any of the conditions of SECTIONS 3.15 or 3.16 ever apply to a Lender, then such Lender shall, to the extent possible, carry or transfer its Borrowings at, to, or for the account of any of its branch offices or the office or branch of any of its Affiliates so long as the transfer is consistent with the other provisions of this section, does not create any burden or adverse circumstance for such Lender that would not otherwise exist, and eliminates or ameliorates the conditions of SECTIONS
3.15 or 3.16 as applicable.

     3.14 BASIS UNAVAILABLE OR INADEQUATE FOR THE EURODOLLAR RATE. If (a) the Administrative Agent determines that the basis for determining the applicable rate is not available, or (b) any Lender determines that the resulting rate does not accurately reflect the cost to such Lender of making or converting Borrowings at that rate for the applicable Interest Period, then:

          (i) in the case of (a), the Administrative Agent shall promptly notify Borrower and the Lenders of that determination (which is conclusive and binding on Borrower absent manifest error), and all Borrowings shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until the Administrative Agent notifies Borrower that such circumstances no longer exist, the Lenders' commitments under this Agreement to make, or to convert to, Eurodollar Borrowings shall be suspended; and

          (ii) in the case of (b), such Lender shall promptly notify the Administrative Agent and Borrower, and all Borrowings of such Lender shall bear interest at the sum of the Base Rate plus the Applicable Margin. Until the Administrative Agent notifies Borrower that such circumstances no longer exist, such Lender's commitment under this Agreement to make, or to convert to, Eurodollar Borrowings shall be suspended.

     3.15 ADDITIONAL COSTS.

     (a) RESERVES. With respect to any Eurodollar Borrowing, if (i) any change in present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement imposes, modifies, or deems applicable (or if compliance by any Lender with any such requirement of any Governmental Authority results in) any such requirement that any reserves (including any marginal, emergency, supplemental or special reserves) be maintained, and (ii) those reserves reduce any sums receivable by such Lender under this Agreement or increase the costs incurred by such Lender in advancing or maintaining any portion of any Eurodollar Borrowing, then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) such Lender (through the Administrative Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it for its reduction or increase (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to such Lender upon demand.

     (b) CAPITAL ADEQUACY. With respect to any Borrowing, if any change in present Governmental Requirement or any future Governmental Requirement regarding capital adequacy or compliance by the Administrative Agent or any Lender with any request, directive or requirement now existing or hereafter imposed by any Governmental Authority regarding capital adequacy, or any change in its written policies or in the risk category of this transaction, reduces the rate of return on its capital as a consequence of its obligations under this Agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, use reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this Agreement) the Administrative Agent or such Lender (through the Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall promptly pay that amount to the Administrative Agent or such Lender upon demand.

     (c) TAXES. Any Taxes payable by the Administrative Agent or any Lender or ruled (by a Governmental Authority) payable by the Administrative Agent or any Lender in respect of this Agreement or any other Loan Document shall, if permitted by Governmental Requirement, be paid by Borrower, together with interest and penalties, if any (except for Taxes imposed on or measured by the overall net income of the Administrative Agent or such Lender). The Administrative Agent or such Lender (through the Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of payable Taxes, which certificate is conclusive and binding (absent manifest error), and Borrower shall promptly pay that amount to the Administrative Agent for its account or the account of such Lender, as the case may be. If the Administrative Agent or such Lender subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

     (d) SURVIVAL. The provisions of this SECTION 3.15 shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

     3.16 CHANGE IN GOVERNMENTAL REQUIREMENT. If any Governmental Requirement makes it unlawful for any Lender to make or maintain Eurodollar Borrowings, then such Lender shall promptly notify Borrower and the Administrative Agent, and (a) as to undisbursed funds, that requested Borrowing shall be made as a Base Rate Borrowing, and (b), as to any outstanding Borrowing, (i) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base Rate Borrowing as of the date of notice, and Borrower shall pay any related Funding Loss, or (ii) if not prohibited by all Governmental Requirements, the Borrowing shall be converted to a Base Rate Borrowing as of the last day of the applicable Interest Period, or (iii) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty, together with any related Funding Loss.

     3.17 FUNDING LOSS. BORROWER AGREES TO INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF SUCH LENDER. When any Lender demands that Borrower pay any Funding Loss, such Lender shall deliver to Borrower and the Administrative Agent a certificate setting forth in reasonable detail the basis for imposing Funding Loss and the calculation of the amount, which calculation is conclusive and binding absent manifest error. The provisions of this SECTION 3.17 shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

     3.18 FOREIGN LENDERS. Each Lender that is organized under the Governmental Requirements of any jurisdiction other than the United States of America or any State thereof (a) represents to the Administrative Agent and Borrower that (i) no Taxes are required to be withheld by the Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligation, and (ii) it has furnished to the Administrative Agent and Borrower two (2) duly completed copies of U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other tax form acceptable to the Administrative Agent (wherein it claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments under the Loan Documents), and (b) covenants to (i) provide the Administrative Agent and Borrower a new tax form upon the expiration or obsolescence of any previously delivered form according to Governmental Requirement, duly executed and completed by it, and
(ii) comply from time-to-time with all Governmental Requirements with regard to the withholding tax exemption. If any of the foregoing is not true or the applicable forms are not provided, then Borrower or the Administrative Agent (without duplication) may deduct and withhold from interest payments under the Loan Documents United States federal income tax at the full rate applicable under the Code.

     3.19 FEES.

     (a) TREATMENT OF FEES. The fees described in this SECTION 3.19 (i) are not compensation for the use, detention, or forbearance of money, (ii) are in addition to, and not in lieu of, interest and expenses otherwise described in this Agreement, (iii) are payable in accordance with SECTION 3.1(b), (iv) are non-refundable, (v) to the fullest extent permitted by applicable law, bear interest, if not paid when due, at the Default Rate, and (vi) are calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 360 days, unless computation would result in an interest rate in excess of the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be. The fees described in this SECTION 3.19 are in all events subject to the provisions of SECTION 3.8.

     (b) AGENT FEES. Borrower shall pay to each Agent, solely for their own accounts, the fees described in the letter agreement(s) between Borrower and the Agents dated the same date as this Agreement, as such letter agreement(s) may be modified or amended from time-to-time.

     (c)  COMMITMENT FEES.

          (i) Borrower shall pay to the Administrative Agent, for the account of the Lenders, the commitment fees described in the letter agreement between Borrower, the Administrative Agent and the Lenders dated the same date as this Agreement.

          (ii) Borrower agrees to pay to the Administrative Agent, for the ratable account of the Lenders, a commitment fee equal to the sum of the amounts obtained by multiplying the average daily Unused Commitment set forth below times the applicable percentage set forth opposite such portion below:

==========================================================================
UNUSED COMMITMENTS                         APPLICABLE PERCENTAGE PER ANNUM
==========================================================================

==========================================================================
$0.00 through $49,999,999.00                                0.125%
--------------------------------------------------------------------------
Equal to or greater than $50,000,000.00                     0.25 %
==========================================================================

Such commitment fee shall be due and payable in arrears on the first (1st) day of each April, July, October, and January during the term hereof, commencing on January 1, 1997, and on the Termination Date, based upon the Unused Commitment for each day during the quarter ending on such date. Solely for purposes of this SECTION 3.19(c), "ratable" means, for any calculation period, with respect to any Lender, the proportion that (A) the average daily unused Commitment of such Lender during the period bears to (B) the aggregate amount of the average daily unused Total Commitment during the period.

SECTION 4 SECURITY.

     4.1 LIENS ON PROJECTS. As more fully described in the Collateral Documents, Borrower shall, and shall cause each Obligor to, grant to the Administrative Agent, for the benefit of the Lenders, as security for the payment and performance of the Obligation, a valid, enforceable, perfected, first priority and (except for Permitted Liens) only Lien in and to each Project, or, if a Project is leased, then Borrower's or each Obligor's rights and leasehold interests in and to such Project.

     4.2 COLLATERAL DOCUMENTS. The Liens described in SECTION 4.1 shall be granted pursuant to, and more fully described in, the Collateral Documents.

     4.3  LEASES.

     (a) Unless the Administrative Agent shall give Borrower written notice pursuant to (b) below, Borrower may (without the prior consent of the Administrative Agent) execute leases covering all or any portion of a Project after the date of this Agreement so long as such leases (i) are on forms that are customary and consistent with institutional grade warehouse or office properties or are in substantially the form of an Approved Lease Form, and (ii) have provisions that provide for the same basic terms as Sections G-5, G-6, O, Q-3, and Q-16 in the form of the Approved Lease Form for industrial properties and Sections 10.02, 12.01, 18, and 25.05 in the form of Approved Lease Form for office properties. Borrower may (without the prior consent of the Administrative Agent) enter into renewal, extension, or expansion agreements (which agreements shall be customary and consistent with institutional grade warehouse or office properties or Borrower's past leasing practices) with tenants under leases existing as of the date of admission of such Project into the Borrowing Base covering all or any portion of a Project; provided, however, that if the Administrative Agent shall determine, after a semi-annual review of leasing activities by Borrower, that Borrower has engaged in significant leasing activities with respect to any Project wherein the same basic terms as Sections G-5, G-6, O, Q-3, and Q-16 in the Approved Lease Form for industrial properties and Sections 10.02, 12.01, 18, and 25.05 in the form of Approved Lease Form for office properties have not been included, which in the sole discretion of the Administrative Agent results in a material adverse affect on the value of the Project as Collateral hereunder, then the Administrative Agent may, in its sole discretion, notify Borrower on or before October 1 or April 1 of each year during the term of the Loan that its has elected to remove such Project from the Borrowing Base (a "REMOVAL NOTICE"). If the Administrative Agent shall have delivered a Removal Notice to Borrower, then Borrower may, on or before the immediately following January 1 or July 1, either (a) submit additional Properties to the Administrative Agent for admission into the Borrowing Base by the Required Lenders in accordance with SECTION 2.4, or (b) if necessary, prepay the excess of the Total Principal Debt over the Borrowing Base. Notwithstanding the foregoing, Borrower may (without the prior consent of the Administrative Agent) execute agreements covering a Project pursuant to renewal, extension, or expansion options set forth in leases existing as of the date of admission into the Borrowing Base, provided that the non-economic terms and conditions of such renewal agreements do not materially differ from the terms and conditions of the leases renewed or extended thereby.

     (b) If the Administrative Agent shall have given Borrower written notice (which notice may be delivered by the Administrative Agent only if a Default exists), then unless otherwise consented to by the Administrative Agent in writing, all leases covering all or any portion of a Project entered into after the date of such notice and while a Default exists (i) shall be in substantially the form of an Approved Lease Form, (ii) shall have no material changes to Sections G-5, G-6, O, Q-3, and Q-16 in the Approved Lease Form for industrial properties and Sections 10.02, 12.01, 18, and 25.05 in the form of Approved Lease Form for office properties, and (iii) may include other provisions specifically approved in writing by the Administrative Agent or in other lease guidelines agreed to by the Administrative Agent in writing from time-to-time.

     (c) Unless otherwise consented to by the Administrative Agent in writing, all leases covering all or any portion of a Project entered into after the date of this Agreement shall (i) be to third parties under market terms (ii) provide for uses of the premises that are consistent with institutional grade warehouse or office properties (which shall include, without limitation, other current uses in the applicable Project), (iii) not provide for uses of the premises that would materially and adversely affect the fair market value of the Project or the Project's ability to qualify for permanent financing, and (iv) not provide for the Administrative Agent's or any subsequent mortgagee's non-disturbance of any tenant's occupancy, unless agreed to by the Administrative Agent pursuant to a subordination, attornment, and non-disturbance agreement in form and substance reasonably acceptable to the Administrative Agent or otherwise in writing.

     (d) Borrower shall send to the Administrative Agent copies of all leases (and all renewals, extension, or modifications thereof) covering all or any portion of a Project entered into after the date of this Agreement within thirty
(30) days after the last day of each fiscal quarter immediately following the execution thereof.

     (e) The Administrative Agent shall not be obligated to execute a subordination, attornment, and non-disturbance agreement with any tenant in a Project, but agrees to exercise its reasonable best efforts to respond within ten (10) days to any request from Borrower for the Administrative Agent to execute a subordination, attornment, and non-disturbance agreement with a tenant in a Project; provided that the failure to so respond shall be deemed to be a denial of such request.

     4.4 RELEASES OF COLLATERAL. The Administrative Agent shall have no obligation to release any Collateral without a written request from Borrower, together with a Borrowing Base Report certified by a Responsible Officer of Borrower, setting forth in reasonable detail the calculations required to establish the amount of the Borrowing Base without such Project, and a Compliance Certificate as of the date of such request. The Administrative Agent shall not release any Collateral unless, after giving effect to any such release
(a) no Default or Potential Default exists, (b) the Borrowing Base exceeds the Obligation as of the date of such release, and (c) unless waived by the Required Lenders, at least five (5) Projects remain in the Borrowing Base. The Administrative Agent shall not be required to partially release a portion of a Project pursuant to this SECTION.

     4.5 APPRAISALS. The Administrative Agent may at its option obtain, at Borrower's expense, but not more often than once each calendar year during the term of this Agreement, an appraisal of each Project or any part thereof prepared in accordance with written instructions from the Administrative Agent by a third-party appraiser engaged directly by the Administrative Agent. Each such appraiser and appraisal shall be satisfactory to the Administrative Agent; provided that if the Administrative Agent has previously engaged an appraiser with respect to a Project, then the Administrative Agent shall, to the extent reasonably practicable under the circumstances, use the same appraiser for subsequent appraisals of the same Project.

     4.6 GUARANTY. Pursuant to the Guaranty, Guarantor shall unconditionally guarantee in favor of the Agents and the Lenders the full payment and performance of the Obligation.

SECTION 5 CONDITIONS PRECEDENT.

     (a) The Lenders will not be obligated to fund the initial Borrowing hereunder unless the Administrative Agent has timely received: (i) a Borrowing Request; (ii) all of the items described on the attached SCHEDULE 5; and (iii) evidence that the IPO shall have occurred.

     (b) In addition, the Lenders will not be obligated to make any Borrowing, unless on the applicable Borrowing Date (and after giving effect to the requested Borrowing): (i) the Administrative Agent shall have timely received a Borrowing Request; (ii) the Administrative Agent shall have received all applicable fees; (iii) all of the representations and warranties in the Loan Documents are true and correct in all material respects (unless they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by this Agreement); (iv) no Default, Potential Default, or Material Adverse Event exists; and (v) the funding of the Borrowing is permitted by all Governmental Requirements. Upon the Administrative Agent's request, Borrower shall deliver to the Administrative Agent evidence substantiating any of the matters in the Loan Documents that are necessary to enable Borrower to qualify for the Borrowing. Each condition precedent in this Agreement (including those on the attached SCHEDULE 5) is material to the transactions contemplated by this Agreement, and time is of the essence with respect to each condition precedent. The Lenders may fund any Borrowing without all conditions being satisfied, but, to the extent permitted by Governmental Requirement, that funding and issuance shall not be deemed to be a waiver of the requirement that each condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless the Required Lenders specifically waive each item in writing.

SECTION 6 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Agents and the Lenders as follows:

     6.1 PURPOSE OF CREDIT FACILITY. Borrower shall use proceeds of the Borrowings hereunder to acquire, subject to SECTION 8.6, office and industrial Properties, raw land, properties under construction, partnership interests, interests in other Persons, investments in mortgages and loans, and other acquisitions or investments permitted hereunder, and for working capital purposes of Borrower and its Consolidated Affiliates. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any Borrowing shall be used, directly or indirectly, for a purpose that violates any Governmental Requirement, including the provisions of Regulation U.

     6.2 EXISTENCE, GOOD STANDING, AUTHORITY AND COMPLIANCE. Each Company is duly formed, validly existing and in good standing under the Governmental Requirements of the jurisdiction in which it is incorporated or formed as identified on the attached SCHEDULE 6.2 (as supplemented from time-to-time). Each Company (a) is duly qualified to transact business and is in good standing as a foreign trust, corporation, partnership, or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing, which jurisdictions are identified on the attached SCHEDULE 6.2 (as supplemented from time-to-time to reflect changes as a result of transactions permitted by the Loan Documents), except where the failure to so qualify could not result in a Material Adverse Event, (b) possesses all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Agreement to be, conducted, and (c) is in compliance with all applicable Governmental Requirements.

     6.3 AFFILIATES. As of the date of this Agreement, Borrower has no Consolidated Affiliates or Unconsolidated Affiliates except as disclosed on the attached SCHEDULE 6.2 (as supplemented from time-to-time to reflect changes as a result of transactions permitted by the Loan Documents).

     6.4 AUTHORIZATION AND CONTRAVENTION. The execution and delivery by each Company of each Loan Document or related document to which it is a party, and the performance by it of its obligations thereunder, (a) are within its trust, corporate, or partnership power, (b) have been duly authorized by all necessary trust, corporate, or partnership action of such Person, (c) require no action by or filing with any Governmental Authority, other than recordation of certain of the Collateral Documents, (d) do not violate any provision of its declaration of trust, articles of incorporation, partnership agreement, bylaws, or other formation or governing documents, (e) do not violate any provision of any Governmental Requirement or order of any Governmental Authority applicable to it, (f) do not violate any material agreements to which it is a party, or (g) do not result in the creation or imposition of any Lien on any asset of any Company, other than pursuant to the Loan Documents.

     6.5 BINDING EFFECT. Upon execution and delivery by all parties thereto, each Loan Document to which it is a party shall constitute a legal and binding obligation of each Company, enforceable against such Company in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity.

     6.6 FINANCIAL STATEMENTS; FISCAL YEAR. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal audit adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Except for transactions directly related to, or specifically contemplated by, the Loan Documents or disclosed in the Current Financials, no subsequent material adverse changes have occurred in the consolidated financial condition of the Companies from that shown in the Current Financials. The fiscal year of each Company ends on December 31.

     6.7 LITIGATION. Except as disclosed on the attached SCHEDULE 6.7, no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to such Company or the Companies, taken as a whole or, if so adversely determined, is a Material Adverse Event. No outstanding and unpaid final and non-appealable judgments against any Company exist which could result in a Material Adverse Event.

     6.8  TAXES.

     (a) All Tax returns of each Company required to be filed have been filed (or extensions have been granted) before delinquency, and all Taxes imposed upon each Company that are due and payable have been paid before delinquency or are being contested in good faith by appropriate proceedings diligently conducted and for which reserves in accordance with GAAP or otherwise reasonably acceptable to the Administrative Agent have been provided.

     (b) As of the date hereof, no United States federal income tax returns of the "affiliated group" (as defined in the Code) of which any Company is a member have been examined and closed. The members of such affiliated group have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by or any of them (except for taxes being contested in good faith by appropriate proceedings diligently conducted and for which reserves in accordance with GAAP or otherwise acceptable to the Administrative Agent have been provided). The charges, accruals and reserves on the books of the Companies in respect of taxes or other governmental charges are, in the opinion of the Companies, adequate.

     (c)  Guarantor qualifies as a REIT.

     6.9 ENVIRONMENTAL MATTERS. Except as disclosed on SCHEDULE 6.9 and as specifically disclosed to the Administrative Agent in a written environmental report or other writing delivered by Borrower to the Administrative Agent prior to the date of execution hereof, (a) no environmental condition or circumstance exists that materially and adversely affects any Company's properties or operations, (b) no Company has received any report of any Company's violation of any Environmental Law that has not been remedied, (c) no Company knows that any Company is under any obligation to remedy any violation of any Environmental Law, or (d) no facility of any Company is used for, or to the knowledge of Borrower has been used for, storage, treatment or disposal of any Hazardous Substance, except for (i) the storage and use of cleaning and maintenance materials, used and stored in commercially reasonable quantities and in compliance with applicable Environmental Laws, and (ii) light manufacturing and distribution activities of tenants, in compliance with applicable Environmental Laws, provided that such tenants are not primarily engaged in the treatment, processing, recycling or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on such facility. Each Company has taken prudent steps to determine that its properties and operations do not violate any Environmental Law.

     6.10 EMPLOYEE PLANS. Except where occurrence or existence could not reasonably be expected to result in a Material Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), (b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan (other than required insurance premiums, all of which have been paid), (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code), and (e) no "reportable event" (as defined in Section 4043 of ERISA) has occurred, excluding events for which the notice requirement is waived under applicable PBGC regulations.

     6.11 PROPERTIES; LIENS. Each Company has good title to all of its property reflected on the Current Financials (except for property that is obsolete or that has been disposed in the ordinary course of business or, after the date of this Agreement, as otherwise permitted by SECTION 8.8 or SECTION 8.9). Except for Permitted Liens, no Lien exists on any Collateral, and the execution, delivery, performance or observance of the Loan Documents shall not require or result in the creation of any Lien on any Collateral, except in favor of the Administrative Agent, for the benefit of the Lenders.

     6.12 LOCATIONS. Each Company's chief executive office is located at the address on the attached SCHEDULE 6.12 (as supplemented from time-to-time). Each such Company's books and records are located at its chief executive office.

     6.13 GOVERNMENT REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     6.14 TRANSACTIONS WITH AFFILIATES.  Except as disclosed on the attached
SCHEDULE 6.14 (as supplemented from time-to-time if the disclosures are approved by the Administrative Agent), no Company is a party to a material transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     6.15 INSURANCE. Each Company maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

     6.16 LABOR MATTERS.   No actual or, to Borrower's knowledge, threatened
strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of any Company that could reasonably be expected to result in a Material Adverse Event exist. All payments due from any Company for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any nonpayments that are not, individually or collectively, a Material Adverse Event.

     6.17 SOLVENCY. On each Borrowing Date, each Company is, and after giving effect to the requested Borrowing will be, Solvent.

     6.18 FULL DISCLOSURE. Each material fact or condition relating to the financial condition or business of the Companies which could reasonably be expected to result in a Material Adverse Event has been disclosed to the Administrative Agent. All information previously furnished, furnished on the date of this Agreement, and furnished in the future, by any Company to the Administrative Agent in connection with the Loan Documents (a) was, is, and will be, true and accurate in all material respects or based on good faith estimates on the date the information is stated or certified, and (b) did not, does not, and will not, fail to state any material fact the existence of which or the omission of which could be or result in a Material Adverse Event

     6.19 EXEMPTION FROM ERISA; PLAN ASSETS. Guarantor is a "real estate operating company" within the meaning of 29 C.F.R. (S) 2510.3-101(e) (or any successor regulation) and the assets of the Companies would not be deemed "plan assets" as defined in 29 C.F.R. (S) 2510.3-101(a)(1) (or any successor regulation) of any Employee Plan or Multiemployer.

     6.20 OWNERSHIP. Guarantor does not own any Property or have any interest in any Person, other than as set forth on SCHEDULE 6.2 (as supplemented from time-to-time).

SECTION 7 AFFIRMATIVE COVENANTS. So long as the Lenders are committed to fund any Borrowings under this Agreement and until the Obligation is paid in full, Borrower covenants and agrees as follows:

     7.1 ITEMS TO BE FURNISHED. Borrower shall cause the following to be furnished to the Administrative Agent (with sufficient copies for each Lender):

     (a)  ANNUAL FINANCIAL STATEMENTS.

          (i) Promptly after preparation, and no later than ninety (90) days after the last day of each fiscal year of Guarantor, Financial Statements of Guarantor showing the consolidated financial condition and results of operations of Guarantor as of, and for the year ended on, that last day, accompanied by: (A) the unqualified opinion of the firm of an accounting firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, that the Financial Statements of Guarantor were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition and results of operations of Guarantor; (B) a certificate from the accounting firm to the Administrative Agent indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained knowledge, the nature and period of existence thereof; and (C) a Compliance Certificate with respect to such Financial Statements.

          (ii) Promptly after preparation, and no later than ninety (90) days after the last day of each fiscal year of Borrower, Financial Statements of Borrower showing the consolidated financial condition and results of operations of Borrower as of, and for the year ended on, that last day, accompanied by: (A) a certificate of a Responsible Officer of Borrower stating that the Financial Statements of Borrower were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition and results of operations of Borrower; and
     (B) a Compliance Certificate with respect to such Financial Statements.

     (b) PERIODIC FINANCIAL STATEMENTS. Promptly after preparation, and no later than forty-five (45) days after the last day of each fiscal quarter (except the last) of Borrower and Guarantor: (i) Financial Statements of Borrower and Guarantor showing the consolidated financial condition and results of operations of Borrower and Guarantor for the fiscal quarter and for the period from the beginning of the current fiscal year to the last day of the fiscal quarter; and (ii) a Compliance Certificate with respect to the Financial Statements.

     (c)  OTHER REPORTS.

          (i) Promptly after receipt, a copy of each interim or special audit report and management letter issued by independent accountants with respect to Borrower and Guarantor or their financial records.

          (ii) Promptly upon its becoming available, each press release and each regular or periodic report and any registration statement or prospectus in respect thereof filed by Borrower or Guarantor with, or received by Borrower or Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission, or any successor agency thereof, including, without limitation, each Form 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission.

          (iii) Promptly after the mailing or delivery thereof, copies of all material reports or other information from Borrower or Guarantor to its shareholders or partners (other than reports or other information delivered only to Responsible Officers or other employees of Borrower or Guarantor).

     (d) BORROWING BASE REPORT. Promptly after preparation, and no later than thirty (30) days after the end of each fiscal quarter of Borrower and Guarantor, a Borrowing Base Report certified by a Responsible Officer of Borrower, setting forth in reasonable detail the calculations required to establish the Individual Borrowing Base for each Project, the Aggregate Borrowing Base for the Projects, and the Borrowing Base (the "BORROWING BASE REPORT") as of the last day of such quarter, all in reasonable detail and reasonably satisfactory to the Administrative Agent; provided, however, that any change in the Borrowing Base reflected in such Borrowing Base Report shall not become effective until the Administrative Agent notifies Borrower and the Lenders in writing.

     (e) NOTICES. Notice, promptly after a Responsible Officer of Borrower knows of (i) the existence and status of any Litigation that, if determined adversely to any Company, could reasonably be expected to result in a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by any Company in any Loan Document which could be or result in a Material Adverse Event, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Law (which individually or collectively with other violations or allegations could reasonably be expected to result in a Material Adverse Event), or (iv) a Default or Potential Default, specifying the nature thereof and what action Borrower has taken, is taking, or proposes to take.

     (f) CHANGE IN CONTROL. Promptly upon any Change in Control, notice of such event together with a description of the transaction giving rise thereto.

     (g) RATINGS. Promptly upon the receipt of notice thereof, and in any event within five (5) Business Days after any change in the Moody's Rating or the S & P Rating, notice of such change.

     (h) OTHER INFORMATION. Promptly upon reasonable request by the Administrative Agent, information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets and liabilities of the Companies and opinions, certifications, and documents in addition to those mentioned in this Agreement.

     7.2 USE OF PROCEEDS. Borrower shall use the proceeds of Borrowings only for the purposes represented in this Agreement.

     7.3 BOOKS AND RECORDS. Borrower shall, and shall cause each Company to, maintain books, records and accounts necessary to prepare financial statements in accordance with GAAP.

     7.4 INSPECTIONS. Upon reasonable notice and during normal business hours, Borrower shall, and shall cause each Company to, allow the Administrative Agent (or its Representatives) to inspect any of their respective properties (subject to the inspection rights in any tenant leases), to review reports, files, and other records and to make and take away copies, and to discuss in the presence of Borrower or such other Company any of its affairs, conditions and finances with its other creditors, directors, officers, employees, or representatives from time-to-time, during reasonable business hours.

     7.5 TAXES. Borrower shall, and shall cause each Company to, promptly pay prior to delinquency any and all Taxes, other than Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserves or other provisions required by GAAP have been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

     7.6 PAYMENT OF OBLIGATIONS. Borrower shall, and shall cause each Company to, promptly pay (or renew and extend) all of their respective material obligations as they become due (unless any such obligations are being contested in good faith by appropriate proceedings).

     7.7 EXPENSES. Borrower shall promptly pay following demand (a) all costs, fees, and expenses paid or incurred by the Agents in connection with the arrangement, syndication, and negotiation of the loan evidenced by this Agreement and the other Loan Documents and the negotiation, preparation, delivery, and execution of the Loan Documents and any related amendment, waiver, or consent (including in each case the reasonable fees and expenses of the Agents' counsel), and (b) all costs, fees, and expenses of the Agents and, after a Default, the Lenders incurred by any Agent or, after a Default, any Lender in connection with the enforcement of the obligations of Borrower, Guarantor, or any Obligor arising under the Loan Documents or the exercise of any Rights arising under the Loan Documents (including reasonable attorneys' fees, expenses, and costs paid or incurred in connection with any workout or restructure and any action taken in connection with any Debtor Relief Laws), all of which shall be a part of the Obligation and shall bear interest, if not paid upon demand, at the Default Rate until repaid.

     7.8  MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS.   Each Company shall
(a) maintain its trust, partnership, or corporate existence in good standing in its state of organization, and (b) except where not a Material Adverse Event (i) maintain its authority to transact business in good standing in all other states, (ii) maintain all licenses, permits, franchises, and Governmental Requirements necessary for its business, and (iii) keep all of its material assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

     7.9 INSURANCE. Borrower shall, and shall cause each Company to, maintain with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance reasonably acceptable to the Administrative Agent concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. At the Administrative Agent's request, Borrower shall, and shall cause each Company to, deliver to the Administrative Agent evidence of insurance for each policy of insurance and evidence of payment of all premiums.

     7.10 PRESERVATION AND PROTECTION OF RIGHTS. Borrower shall, and shall cause each Company to, perform the acts and duly authorize, execute, acknowledge, deliver, file, and record any additional writings as any Agent may reasonably deem necessary or appropriate to preserve and protect the Rights of the Agents and the Lenders under any Loan Document.

     7.11 ENVIRONMENTAL LAWS. Borrower shall, and shall cause each Company to, (a) operate and manage its businesses and otherwise conduct its affairs in compliance with all Environmental Laws, except to the extent noncompliance could not reasonably be expected to result in a Material-Adverse Event, (b) promptly deliver to the Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company is not in compliance with any Environmental Law, and (c) promptly deliver to the Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company has any potential environmental Liability.

     7.12 INDEMNIFICATION.

     (a) AS USED IN THIS SECTION: (i) "INDEMNITOR" MEANS THE COMPANIES; (ii) "INDEMNITEE" MEANS EACH AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF
-----------
EACH AGENT OR ANY LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF EACH AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES, AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF EACH AGENT, ANY LENDER, OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (iii) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND
                            -----------------------
FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL, AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES, AND OBLIGATIONS -- AND ALL PRESENT AND FUTURE COSTS, EXPENSES, AND DISBURSEMENTS (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING -- THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY
(A) LOAN DOCUMENT, TRANSACTION CONTEMPLATED BY ANY LOAN DOCUMENT, OR COLLATERAL,
(B) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, THE COLLATERAL, OR ANY ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY LOAN DOCUMENT, OR (C) INDEMNITEE'S SOLE OR CONCURRENT
                                          -------------------------------
ORDINARY NEGLIGENCE.
-------------------

     (b) EACH INDEMNITOR SHALL JOINTLY AND SEVERALLY INDEMNIFY EACH INDEMNITEE FROM AND AGAINST, PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

     (c) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES ARISING UNDER ANY STATUTORY

OR COMMON LAW, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (iii) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

     (d) No Indemnitee is entitled to be indemnified under the Loan Documents for its or its agents', contractors', or employees' own fraud, gross negligence, or willful misconduct.

     (e) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE LOAN DOCUMENTS, AND THE RELEASE OF ANY OR ALL LIENS.

     7.13 REIT STATUS. At all times, Guarantor (including its organization and method of operations and those of its Consolidated Affiliates) shall qualify as a REIT.

     7.14 ERISA EXEMPTIONS. Guarantor shall qualify as a "real estate operating company" under the 29 C.F.R. (S) 2510.3-101(e) (or any successor regulation) or other appropriate exemption such that its assets shall not be deemed "plan assets" as defined in 29 C.F.R. (S) 2510.3-101(a)(1) (or any successor regulation) of any Employee Plan or Multiemployer Plan.

     7.15 LISTED COMPANY. The common shares of beneficial interest of Guarantor shall at all times be listed for trading and be traded on either the New York Stock Exchange or American Stock Exchange.

SECTION 8 NEGATIVE COVENANTS. So long as the Lenders are committed to fund any Borrowings under this Agreement and until the Obligation is paid in full, Borrower covenants and agrees as follows:

     8.1 PAYMENT OF OBLIGATIONS. Borrower shall not, and shall not permit any Company to, voluntarily prepay principal of, or interest on, any Liabilities other than the Obligation, if a Default exists.

     8.2 EMPLOYEE PLANS. Except where a Material Adverse Event would not result, Borrower shall not, and shall not permit any Company to, permit any of the events or circumstances described in SECTION 6.10 to exist or occur.

     8.3 LIENS. Borrower shall not, and shall not permit any Company to, (a) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any Collateral, except Permitted Liens, or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on the Collateral except the Loan Documents. The following are "PERMITTED LIENS":

          (i) Liens granted to the Administrative Agent, for the ratable benefit of the Lenders, to secure the Obligation;

          (ii) pledges or deposits made to secure payment of worker's compensation (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs;

          (iii) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use;

          (iv) Liens imposed by mandatory provisions of any Governmental Requirement such as for materialmen's, mechanic's, warehousemen's, and other like Liens arising in the ordinary course of business, securing payment of any Liability whose payment is not yet due or that is being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or other security (and otherwise reasonably acceptable to the Administrative Agent) have been provided;

          (v) Liens for taxes, assessments and governmental charges or assessments that are not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or other security (and otherwise reasonably acceptable to the Administrative Agent) have been provided;

          (vi) Liens securing assessments or charges payable to a property owner association or similar entity, which assessments are not yet due and payable or that are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or other security (and otherwise reasonably acceptable to the Administrative Agent) have been provided; and

          (vii) Liens or other title exceptions described in Mortgagee Policies of Title Insurance with respect to any Project, which Liens have been approved by the Administrative Agent prior to admission of such Project into the Borrowing Base.

     8.4 TRANSACTIONS WITH AFFILIATES. Except as disclosed on SCHEDULE 6.14 (as supplemented from time-to-time to reflect changes as a result of transactions permitted by this Agreement or approved by the Required Lenders), Borrower shall not, and shall not permit any Company to, enter into any material transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

     8.5 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS AND DOCUMENTS. Borrower shall not, and shall not permit any Company to, (a) violate the provisions of any Governmental Requirements applicable to it or of any material agreement to which it is a party if that violation alone, or when aggregated with all other violations, could reasonably be expected to result in Material Adverse Event,
(b) violate the provisions of its trust agreement, partnership agreement, charter, or bylaws, or (c) repeal, replace or amend any provision of its trust agreement, partnership agreement, charter, or bylaws if that action could reasonably be expected to result in a Material Adverse Event.

     8.6 LOANS, ADVANCES AND INVESTMENTS. Neither Borrower nor Guarantor shall have or make any investments in:

     (a) Properties consisting of raw land exceeding in the aggregate three percent (3%) of the Companies' Total Assets;

     (b) Properties under construction having actual and budgeted costs exceeding in the aggregate twenty percent (20%) of the Companies' Total Assets;

     (c) Except for Borrower's investment in Broadmoor Austin Associates, partnerships, joint ventures and similar entities accounted for on an equity basis (determined in accordance with GAAP) exceeding in the aggregate twelve and one-half percent (12.5%) of the Companies' Total Assets;

     (d) Loans, mortgages, advances, and extensions of credit to Persons exceeding in the aggregate ten percent (10%) of the Companies' Total Assets;

     (e) The stock of any Person exceeding in the aggregate five percent (5%) of the Companies' Total Assets; or

     (f) The investments described in (a) through (e) above exceeding in the aggregate thirty-five percent (35%) of the Companies' Total Assets.

     8.7 DIVIDENDS AND DISTRIBUTIONS. Borrower shall not, and shall not permit any Company to, declare, make or pay any Distribution other than (a) Permitted Distributions, and (b) Distributions declared, made or paid by (i) Borrower or Guarantor wholly in the form of its capital stock or partnership interests, (ii) any Company (other than Borrower) to Borrower or to Guarantor. Borrower shall not, and shall not permit any Company to, enter into or permit to exist any arrangement or agreement (other than this Agreement) that prohibits it from paying distributions to its shareholders or partners.

     8.8 SALE OF ASSETS. Except as otherwise permitted by the Loan Documents, Borrower shall not, and shall not permit any Company to, sell, assign, lease, transfer or otherwise dispose of any of its assets, other than (a) to Borrower or Guarantor, (b) occasional sales, leases or other dispositions of immaterial assets for consideration not less than fair market value, (c) sales, leases or other dispositions of assets that are obsolete or have negligible fair market value, (d) sales of equipment for a fair and adequate consideration (but if replacement equipment is necessary for the proper operation of the business of the seller, the seller must promptly replace the sold equipment), and (e) sales or other transfers of assets, so long as both prior to and after giving effect to any such sale or other transfer, no Material Adverse Event, Potential Default, or Default exists.

     8.9 MERGERS AND DISSOLUTIONS. Borrower shall not, and shall not permit any Company to, merge or consolidate with any other Person or liquidate, wind up or dissolve (or suffer any liquidation or dissolution); provided, however, that the foregoing shall not operate to prevent mergers or consolidations of any Company into Borrower or another Company (if such transaction does not reduce the net worth of the Companies determined in accordance with GAAP).

     8.10 ASSIGNMENT. Borrower shall not, and shall not permit any Company to, assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

     8.11 FISCAL YEAR AND ACCOUNTING METHODS. Without the prior written consent of the Administrative Agent, Borrower shall not, and shall not permit any Company to, change its fiscal year or its method of accounting (other than immaterial changes in methods or as required by GAAP).

     8.12 NEW BUSINESSES. Borrower shall not, and shall not permit any Company to, engage in any type of business except the types of businesses in which they are presently engaged and any other reasonably related business.

     8.13 GOVERNMENT REGULATIONS. Borrower shall not, and shall not permit any Company to, conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

     8.14 OCCUPANCY. Borrower shall not permit, as of any date, the aggregate occupancy level for all Projects admitted into the Borrowing Base to be less than eighty percent (80%), based upon bona fide leases requiring current rent payments and based upon the average occupancy level of the Projects for the immediately preceding three (3) months.

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

     8.15 OBLIGORS. No Obligor shall: (a) create, incur, assume, guarantee, or suffer to exist any Liabilities, other than (i) the Obligation, (ii) trade payables created in the ordinary course of business, (iii) endorsements of negotiable instruments in the ordinary course of business, (iv) contingent Liabilities covered by reserves or insurance, and (v) equipment leases incurred in the ordinary course of business; or (b) create, incur, or suffer or permit to be created or incur or exist any Lien upon any of its Assets, except Permitted Liens.

     8.16 AMENDMENT OF CONSTITUENT DOCUMENTS. Borrower shall not permit any amendment of any Company's declaration of trust, articles of incorporation, partnership agreement, bylaws, or other formation or governing documents, if any, which would materially and adversely affect the Agents or Lenders or their respective Rights under the Loan Documents.

SECTION 9 FINANCIAL COVENANTS. So long as the Lenders are committed to fund Borrowings under this Agreement and until the Obligation is paid and performed in full, Borrower covenants and agrees with the Administrative Agent and the Lenders that Borrower shall not directly or indirectly permit, in each case for Borrower, on a consolidated basis, and for Guarantor, on a consolidated basis:

     9.1 MINIMUM TANGIBLE NET WORTH. As of any date, Tangible Net Worth to be less than the sum of (i) $250,000,000.00, and (ii) eighty percent (80%) of the amount of net cash proceeds of any equity issuances of Borrower or Guarantor, as the case may be, subsequent to the IPO.

     9.2 TOTAL INDEBTEDNESS TO TANGIBLE NET WORTH. As of any date, the ratio of Total Indebtedness to Tangible Net Worth, as of any date, to exceed 1.0 to 1.0.

     9.3 INTEREST COVERAGE. As of any date, the ratio of EBITDA to Interest Expense, in each case for the twelve (12) month period ending on the date of determination (except for the first twelve (12) months following the date of the IPO, which shall be determined for the period of time from the date of the IPO to the date of determination), to be less than 2.25 to 1.0. For purposes of the foregoing, EBITDA and Interest Expense shall include Borrower's or Guarantor's (as the case may be, but without duplication) Share of EBITDA and Interest Expense of their respective Unconsolidated Affiliates.

     9.4 DEBT SERVICE COVERAGE. As of any date, the ratio of (a) the difference between (i) EBITDA, minus (ii) Capital Expenditures, to (b) Debt Service, in each case for the twelve (12) month period ending on the date of determination (except for the first twelve (12) months following the date of the IPO, which shall be determined for the period of time from the date of the IPO to the date of determination), to be less than 1.75 to 1.0. For purposes of the foregoing, EBITDA, Capital Expenditures, and Debt Service shall include Borrower's or Guarantor's (as the case may be, but without duplication) Share of EBITDA, Capital Expenditures, and Debt Service of their respective Unconsolidated Affiliates.

SECTION 10 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following events:

     10.1 PAYMENT OF OBLIGATION. The failure of Borrower or Guarantor to pay any principal of or any interest on the Obligation when it becomes due and payable under the Loan Documents, and such failure shall continue for five (5) days after such payment became due and payable.

     10.2 COVENANTS. The failure of Borrower (and, if applicable, any Company) to punctually and properly perform, observe, and comply with:

     (a) any covenant or agreement contained in SECTIONS 7.1; or

     (b) any other covenant or agreement contained in any Loan Document (other than the covenants to pay the principal of and interest on the Obligation and the covenants in (a) preceding), and such failure shall continue for thirty (30) days after the earlier to occur of the date (i) Borrower knows of, or (ii) Borrower receives notice from the Administrative Agent of, such failure.

     10.3 DEBTOR RELIEF. Any Company (a) is not Solvent, (b) fails to pay its Liabilities generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of any Agent or any Lender granted in the Loan Documents (unless, if the proceeding is involuntary, the applicable petition is dismissed within sixty (60) days after its filing).

     10.4  JUDGMENTS AND ATTACHMENTS.   Any Company fails, within sixty (60)
days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000.00 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against such Company's assets having a value (individually or collectively) of $1,000,000.00 unless such judgment, order for payment, warrant of attachment, sequestration, or similar proceeding is (a) stayed on appeal, (b) diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on its books in accordance with GAAP, or (c) covered by insurance acceptable to the Administrative Agent.

     10.5 GOVERNMENT ACTION. (a) A final non-appealable order is issued by any Governmental Authority (including the United States Justice Department) requiring any Company to divest all or a substantial portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation, or similar Governmental Requirements, or (b) any Governmental Authority seizes or otherwise appropriates, or takes custody or control of, all or any substantial portion of the assets of any Company, other than through condemnation proceeding.

     10.6 MISREPRESENTATION. Any material representation or warranty made by any Company contained in any Loan Document at any time proves to have been incorrect in any material respect when made and such misrepresentation shall continue for thirty (30) days after the earlier to occur of the date (a) Borrower knows of, or (b) Borrower receives notice from the Administrative Agent of, such misrepresentation.

     10.7  DEFAULT UNDER OTHER AGREEMENTS.

     (a) Any Company shall fail to make any payment in respect of (i) any recourse Liability in excess of $1,000,000.00 when due or within any applicable grace period, or (ii) non-recourse Liability in excess of $25,000,000.00 when due or within any applicable grace period; or

     (b) The acceleration of the maturity of (i) any recourse Liability in excess of $1,000,000.00 of any Company, or (ii) any non-recourse Liability in excess of $25,000,000.00 of any Company, or default shall occur in the payment of any such Liabilities of any Company, or in respect of any note or credit agreement relating to any such Liabilities and such default shall continue for more than the period of grace, if any, specified therein or otherwise granted by the lender thereof.

     10.8 VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. Except in accordance with its terms or as otherwise expressly permitted by this Agreement, any Loan Document at any time after its execution and delivery ceases to be in full force and effect in any material respect or is declared by a Governmental Authority to be null and void or its validity or enforceability is contested by any Company, or any Company denies that it has any further liability or obligations under any Loan Document to which it is a party.

     10.9 MANAGEMENT CHANGES. During any period of twelve (12) consecutive calendar months, individuals who were directors or trustees of Guarantor on the first day of such period shall cease to constitute a majority of the board of directors of Guarantor; provided, however, that the directors or trustees of Guarantor may include new or replacement directors or trustees that (i) are an officer or employee of an Affiliate, (ii) are required in order (as a practical matter) for the majority of the board of directors or trustees of Guarantor to be independent directors or trustees, or (iii) are independent directors or trustees that are replacing another independent director or trustee whose term has expired or who has voluntarily resigned.

     10.10 CHANGE IN CONTROL.  A Change in Control shall occur.

     10.11 PLAN ASSETS. The assets of the Companies at any time constitute assets, within the meaning of ERISA, the Code and the respective regulations promulgated thereunder, of any Employee Plan or Multiemployer Plan.

SECTION 11 RIGHTS AND REMEDIES.

     11.1  REMEDIES UPON DEFAULT.

     (a) DEBTOR RELIEF. If a Default (i) occurs under SECTION 10.3(c) or (ii) occurs and is continuing under SECTION 10.3(a), (b) OR (d), the commitment to extend credit under this Agreement automatically terminates, the entire unpaid balance of the Obligation automatically becomes due and payable without any action of any kind whatsoever.

     (b) OTHER DEFAULTS. If a Default occurs and is continuing, subject to the terms of SECTION 13.9(b), then the Administrative Agent, upon the request of the Required Lenders, may do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under SECTION 11.1(a), declare the entire unpaid balance of all or any part of the Obligation immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of the Lenders to extend credit under this Agreement; (iii) reduce any claim to judgment; and (iv) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Governmental Requirements of the State of Texas, or any other applicable jurisdiction.

     11.2 WAIVERS. To the extent permitted by applicable law, each Company waives presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, or by any release or change in any security for the payment of all or any part of the Obligation.

     11.3 PERFORMANCE BY THE ADMINISTRATIVE AGENT. If any covenant, duty, or agreement of Borrower is not performed in accordance with the terms of the Loan Documents, the Administrative Agent may, while a Default exists, at its option, perform, or attempt to perform that covenant, duty, or agreement on behalf of Borrower (and any amount expended by the Administrative Agent in its performance or attempted performance is payable by Borrower to the Administrative Agent on demand, becomes part of the Obligation, and bears interest at the Default Rate from the date of the Administrative Agent's expenditure until paid). However, neither the Administrative Agent nor any Lender assumes or shall have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of Borrower.

     11.4 NOT IN CONTROL. None of the covenants or other provisions contained in any Loan Document shall, or shall be deemed to, give the Agents or the Lenders the Right to exercise control over the assets (including real property), affairs, or management of any Company.

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

     11.5 COURSE OF DEALING. The acceptance by the Agents or any Lender of any partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by any Agent or any Lender of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by any Agent or any Lender in exercising any Right under the Loan Documents will impair that Right or be construed as a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Loan Documents or otherwise.

     11.6 CUMULATIVE RIGHTS. All Rights available to the Agents and the Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to the Agents and the Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not the Agents or the Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

     11.7 APPLICATION OF PROCEEDS. Any and all proceeds ever received by any Agent or any Lender from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.11.

     11.8 DIMINUTION IN VALUE OF COLLATERAL. No Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any Collateral now or hereafter securing payment or performance of all or any part of the Obligation (other than diminution in or loss of value caused by its gross negligence or willful misconduct).

     11.9 CERTAIN PROCEEDINGS. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, and all other documents and papers any Agent reasonably requests in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because Borrower agrees that the Agents' and the Lenders' remedies at law for failure of Borrower to comply with the provisions of this paragraph would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this paragraph may be specifically enforced.

SECTION 12 AGENTS AND THE LENDERS.

     12.1  THE AGENTS.

     (a) APPOINTMENT. Each Lender appoints the Administrative Agent (including, without limitation, each successor Agent in accordance with this SECTION 12) as its nominee and agent to act in its name and on its behalf (and the Administrative Agent and each such successor accepts that appointment): (i) to act as its nominee and on its behalf in and under all Loan Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Loan Documents; (iii) to take any action that it properly requests under the Loan Documents (subject to the concurrence of other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to it under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, recipient, and similar party in respect of any Collateral, for the benefit of Lenders; (vi) to promptly distribute to it all Financial Statements, Borrowing Base Reports, notices received hereunder, and other items specifically required to be delivered to it hereunder, and, upon request, such other material information, requests, documents, and items received under the Loan Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, the Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Loan Document or applicable Governmental Requirement.

     (b) SUCCESSOR. The Administrative Agent may assign all of its Rights and obligations as Administrative Agent under the Loan Documents to any of its Affiliates, which Affiliate shall then be the successor Administrative Agent under the Loan Documents. The Administrative Agent may also voluntarily resign by notice to Borrower and Lenders, and shall resign upon the request of the Required Lenders for cause (i.e., the Administrative Agent is continuing to fail to perform its responsibilities as the Administrative Agent under the Loan Documents). If the initial or any successor Administrative Agent ever ceases to be a party to this Agreement or if the initial or any successor Administrative Agent ever resigns (whether voluntarily or at the request of the Required Lenders), then the Required Lenders shall (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Administrative Agent from among the Lenders (other than the resigning Administrative Agent). If the Required Lenders fail to appoint a successor Administrative Agent within thirty (30) days after the resigning Administrative Agent has given notice of resignation or the Required Lenders have removed the resigning Administrative Agent, then the resigning Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld), which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000.00 (as shown on its most recently published statement of condition) and whose debt obligations (or whose parent's debt obligations) are rated not less than Baa1 by Moody's or BBB+ by S & P. Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the Rights of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations of the Administrative Agent under the Loan Documents, and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After any Administrative Agent's resignation or removal as Administrative Agent under the Loan Documents, the provisions of this
SECTION inure to its benefit as to any actions taken or not taken by it while it was the Administrative Agent under the Loan Documents.

     (c) RIGHTS AS LENDER. Each Agent, in its capacity as a Lender, has the same Rights under the Loan Documents as any other Lender and may exercise those Rights as if it were not acting as an Agent. The term "Lender," unless the context otherwise indicates, includes the Agents. The Administrative Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that the Agents are not a fiduciary for Lenders or for Borrower but are simply acting in the capacities described in this Agreement to alleviate administrative burdens for Borrower and Lenders, that the Agents have no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Loan Documents, and that each Agent in its capacity as a Lender has the same Rights as any other Lender.

     (d) OTHER ACTIVITIES. Any Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrower or another Company, act as trustee or depositary for Borrower or another Company, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, no Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Loan Documents, any present or future offset exercised by any Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in any Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by any Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Loan Documents).

     (e) THE DOCUMENTATION AGENT. The Documentation Agent shall have no rights, duties, or obligations hereunder, except as specifically provided in this Agreement. The Documentation Agent (a) may voluntarily resign by notice to the Administrative Agent, the Lenders, and Borrower, and (b) shall resign upon the request of the Required Lenders for cause. Upon the resignation of the Documentation Agent, the Required Lenders may elect to designate a successor Documentation Agent (which, if no Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld), which must be a Lender who is a commercial bank having a combined capital and surplus of at least $1,000,000,000.00 (as shown on its most recently published statement of condition) and whose debt obligations (or whose parent's debt obligations) are rated not less than Baa1 by Moody's or BBB+ by S & P.

     12.2 EXPENSES. Should the Administrative Agent commence any proceeding or in any way seek to enforce its Rights under the Loan Documents, irrespective of whether as a result thereof the Administrative Agent shall acquire title to any Collateral, either through foreclosure, deed in lieu of foreclosure, or otherwise, each Lender, upon demand therefor from time-to-time, shall contribute its share (based on its Pro Rata Part) of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrower. Without limiting the generality of the foregoing, each Lender shall contribute its share (based on its Pro Rata Part) of all reasonable costs and expenses incurred by the Administrative Agent (including reasonable attorneys' fees and expenses) if the Administrative Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any Lien in any of the Collateral, or to enforce any rights of the Administrative Agent or any of Borrower's or any other Company's obligations under any of the Loan Documents, but not with respect to any dispute between the Administrative Agent and any other Lender(s). Any loss of principal and interest resulting from any Default shall be shared by Lenders in accordance with their respective Pro Rata Parts. It is understood and agreed that the Administrative Agent determines that it is necessary to engage counsel for the Lenders from and after the occurrence of a Potential Default or Default , said counsel shall be selected by the Administrative Agent and written notice of the same shall be delivered to the Lenders.

     12.3 PROPORTIONATE ABSORPTION OF LOSSES. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obligor on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

     12.4 DELEGATION OF DUTIES; RELIANCE. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through the Administrative Agent, and Lenders and the Administrative Agent may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives. The Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by the Administrative Agent or that Lender (but nothing in this CLAUSE (a) permits the Administrative Agent to rely on (i) oral statements if a writing is required by this Agreement or (ii) any other writing if a specific writing is required by this Agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the

Obligation for all purposes until, written notice of the assignment or transfer is given to and received by the Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of a Default unless a Responsible Officer of the Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has actual knowledge or the Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by the Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

     12.5  LIMITATION OF AGENTS' LIABILITY.

     (a) EXCULPATION. No Agent nor any of their Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and no Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (but nothing in this Agreement negates the obligation of the Administrative Agent to account for funds received by it for the account of any Lender).

     (b) INDEMNITY. Unless indemnified to its satisfaction against loss, cost, liability, and expense, no Agent may be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If an Agent requests instructions from the Lenders, or the Required Lenders, as the case may be, with respect to any act or action in connection with any Loan Document, such Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may any Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against any Agent as a result of such Agent's acting or refraining from acting under this Agreement in accordance with instructions of the Required Lenders.

     (c) RELIANCE. No Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon any Agent in respect of, (i) the creditworthiness of Borrower or Guarantor and the risks involved to that Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document (except by such Agent), (iii) any representation, warranty, document, certificate, report, or statement made therein (except by such Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any Collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the Collateral under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY EACH AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PRO RATA PART
OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE LOAN DOCUMENTS IF SUCH AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH EACH AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, EACH AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT

TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

     12.6 DEFAULT. While a Default exists, the Lenders agree to promptly confer in order that the Required Lenders or the Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of the Lenders. The Administrative Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Required Lenders. In actions with respect to any Company's property, the Administrative Agent is acting for the ratable benefit of each Lender.

     12.7  COLLATERAL MATTERS.

     (a) Each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents and agrees that any action taken by the Administrative Agent concerning any Collateral (with the consent or at the request of the Required Lenders) in accordance with any Loan Document, that the Administrative Agent's exercise (with the consent or at the request of the Required Lenders) of powers concerning the Collateral in any Loan Document, and that all other reasonably incidental powers are authorized and binding upon all Lenders.

     (b) The Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time-to-time before a Default or Potential Default, to take any action with respect to any Collateral or Loan Documents related to Collateral that may be necessary to perfect and maintain the Administrative Agent's Liens in the Collateral including, without limitation, making Protective Advances; provided, however, the Administrative Agent shall not, without the consent of the Required Lenders, make any Protective Advances during any one (1) calendar year in excess of the sum of (i) amounts expended to pay real estate taxes, assessments, and governmental charges or levies imposed upon the Collateral, (ii) amounts expended to pay insurance premiums for policies of insurance related to the Collateral, and (iii) $250,000.00.

     (c) Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, the Administrative Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Administrative Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

     (d) The Administrative Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Loan Documents as it normally and customarily exercises in respect of similar collateral and security documents.

     (e) Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Liens upon any Collateral (i) in accordance with SECTION 4.4, (ii) constituting property being disposed of as permitted under any Loan Document, or (iii) if approved, authorized, or ratified in writing by the Required Lenders. Upon request by the Administrative Agent at any time, Lenders shall confirm in writing the Administrative Agent's authority to release particular types or items of Collateral under this CLAUSE (e).

     (f) In the event that all or any portion of the Collateral is acquired by the Administrative Agent as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of the Obligation, title to any such Collateral or any portion thereof shall be held in the name of the Administrative Agent or a nominee or subsidiary of the Administrative Agent (which in any case is authorized to do business in the state in which such Collateral is located), as agent, for the ratable benefit of the Administrative Agent and the Lenders. The Administrative
Agent shall prepare a recommended course of action for such Collateral (the "POST-FORECLOSURE PLAN"), which shall be subject to the approval of the Required Lenders, or shall take such action as directed by the Required Lenders. The Administrative Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired and administer all transactions relating thereto, including, without limitation, employing a management agent and other agents, contractors and employees, including agents of the sale of such Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata
Part) of all reasonable costs and expenses incurred by the Administrative Agent pursuant to the Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, the Administrative Agent shall render or cause to be rendered by the managing agent, to each of the Lenders, monthly, an income and expense statement for such Collateral, and each of the Lenders shall promptly contribute its Pro Rata Part of any operating loss for such Collateral, and such other expenses and operating reserves as the Administrative Agent shall deem reasonably necessary pursuant to and in accordance with the Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, the Administrative Agent shall, in accordance with the Post-Foreclosure Plan, determine the amount and timing of distributions to the Lenders. All such distributions shall be made to the Lenders in accordance with their respective Pro Rata Parts. The Lenders acknowledge that if title to any Collateral is obtained by the Administrative Agent or its nominee, such Collateral will not be held as a permanent investment but will be liquidated as soon as practicable. The Administrative Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Required Lenders shall reasonably determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name the Administrative Agent, as agent for the Lenders, as the beneficiary or mortgagee. In such case, the Administrative Agent and the Lenders shall enter into an agreement with respect to such purchase money mortgage defining the rights of the Lenders in the same Pro Rata Parts as provided hereunder, which agreement shall be in all material respects similar to this Agreement insofar as this Agreement is appropriate or applicable.

     12.8 LIMITATION OF LIABILITY. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither the Administrative Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

     12.9 RELATIONSHIP OF LENDERS. The Loan Documents do not create a partnership or joint venture among Agents and the Lenders or among the Lenders.

     12.10 BENEFITS OF AGREEMENT. None of the provisions of this SECTION inure to the benefit of any Company or any other Person except the Agents and the Lenders. Therefore, no Company nor any other Person is responsible or liable for, entitled to rely upon, or entitled to raise as a defense -- in any manner whatsoever -- the failure of any Agent or any Lender to comply with these provisions.

     12.11 APPROVAL OF LENDERS.

     (a) All communications from the Administrative Agent to the Lenders requesting the Lenders' determination, consent, approval, or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent, or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to the Administrative Agent by Borrower in respect of the matter or issue to be resolved, and (iv) shall include the Administrative Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event (x) within thirty (30) days (or such lesser period as may be required under the Loan Documents for the Administrative Agent to respond) for those matters requiring the consent by all Lenders, and
(y) within fifteen (15) Business Days (or such lesser period as may be required under the Loan Documents for the Administrative Agent to respond) for those matters requiring the consent by the Required Lenders, in each instance, after receipt of the request therefore by the Administrative Agent (in either event, the "LENDER REPLY PERIOD").

     (b) Unless a Lender shall give written notice to the Administrative Agent that it objects to the recommendation or determination of the Administrative Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination.

SECTION 13 MISCELLANEOUS.

     13.1 HEADINGS. The headings, captions and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of the Loan Documents, nor affect the meaning thereof.

     13.2 NONBUSINESS DAYS; TIME. Any payment or action that is due under any Loan Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a Eurodollar Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

     13.3 COMMUNICATIONS. Unless otherwise specifically provided, whenever any Loan Document requires or permits any consent, approval, notice, request, demand or other communication from one party to another, communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the appropriate telex number and the appropriate answerback is received, (b) if by telecopy, when transmitted to the appropriate telecopy number (and all communications sent by telecopy must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the telecopy shall be deemed to have been delivered), (c) if by mail, on the fifth (5th) Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed, certified mail, return receipt requested, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered. Until changed by notice pursuant to this Agreement, the address (and telecopy number) for each party to a Loan Document is set forth on the attached
SCHEDULE 1.

     13.4 FORM AND NUMBER OF DOCUMENTS. The form, substance, and number of counterparts of each writing to be furnished under this Agreement must be satisfactory to the Agents and their counsel.

     13.5 SURVIVAL. All covenants, agreements, undertakings, representations and warranties made in any of the Loan Documents survive all closings under the Loan Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

     13.6 GOVERNING LAW. Except as expressly provided in a Loan Document, the Governmental Requirements (other than conflict-of-laws provisions) of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Loan Documents and the validity, construction, enforcement and interpretation of the Loan Documents.

     13.7 INVALID PROVISIONS. Any provision in any Loan Document held to be illegal, invalid or unenforceable is fully severable; the appropriate Loan Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. The Agents, the Lenders, and Borrower agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid and enforceable. However, if the provision held to be illegal, invalid or unenforceable is a material part of this Agreement, such invalid, illegal or unenforceable provision shall be, to the extent permitted by applicable law, replaced by a clause or provision judicially construed and interpreted to be as similar in substance and content to the original terms of such illegal, invalid or unenforceable clause or provision as the context thereof would reasonably allow, so that such clause or provision would thereafter be legal, valid and enforceable.

     13.8 VENUE; SERVICE OF PROCESS; JURY TRIAL. EACH PARTY TO ANY LOAN DOCUMENT, IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS (AND IN THE CASE OF BORROWER, FOR EACH OF ITS CONSOLIDATED AFFILIATES), (a) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS, (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (c) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE AFOREMENTIONED COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (d) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND-DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, (e) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY LOAN DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS, AND (f) IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY LOAN DOCUMENT. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower (for itself and on behalf of each of its Consolidated Affiliates) acknowledges that these waivers are a material inducement to the Administrative Agent's and each Lender's agreement to enter into a business relationship, that the Administrative Agent and each Lender has already relied on these waivers in entering into this Agreement, and that the Administrative Agent and each Lender will continue to rely on each of these waivers in related future dealings. Borrower (for itself and on behalf of each of its Consolidated Affiliates) further warrants and represents that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel.
THE WAIVERS IN THIS SECTION 13.8 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, OR REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

     13.9  AMENDMENTS, CONSENTS, CONFLICTS AND WAIVERS.

     (a) REQUIRED LENDERS. Unless otherwise specifically provided (i) the provisions of this Agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower and the Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this Agreement, and (ii) the Collateral Documents may only be the subject of an amendment, modification, or waiver that has been approved by the Administrative Agent and Borrower.

     (b)   ALL LENDERS.  Except as specifically otherwise provided in this
SECTION 13.9, any amendment to or consent or waiver under this Agreement or any Loan Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and executed (or approved, as the case may be) by each Lender: (i) extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Loan Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Agents or Lenders under this Agreement (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "COMMITMENT," "REQUIRED LENDERS," "PRO RATA PART," or the percentages in the definition of "BORROWING BASE" and the defined terms used in determining the Borrowing Base; (iv) increases any one or more Lenders' Commitment; (v) waives compliance with, amends, or fully or partially releases any Guaranty; or (vi) changes this CLAUSE (b) or any other matter specifically requiring the consent of all Lenders under this Agreement.

     (c) AGENTS. No amendment, modification, consent or waiver which modifies the rights, duties, or obligations of any Agent shall be effective without the consent of such Agent.

     (d) CONFLICTS. Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Loan Document is controlled by the terms and provisions of this Agreement.

     (e) COURSE OF DEALING. No course of dealing or any failure or delay by any Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of any Agent or any Lender under this Agreement operates as a waiver thereof. A waiver must be in writing and signed by the Required Lenders or the Lenders, as appropriate, to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

     13.10 MULTIPLE COUNTERPARTS. Any Loan Document may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of thereof, it shall not be necessary to produce or account for more than one counterpart. Each Lender need not execute the same counterpart of this Agreement so long as identical counterparts are executed by Borrower, each Lender, and each Agent. This Agreement shall become effective when counterparts of this Agreement have been executed and delivered to the Administrative Agent by each Lender, each Agent, and Borrower, or, in the case only of the Lenders, when the Administrative Agent has received telecopied, telexed or other evidence satisfactory to it that each Lender has executed and is delivering to the Administrative Agent a counterpart of this Agreement.

     13.11 SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

     (a) Each Loan Document binds and inures to the benefit of the parties thereto, any intended beneficiary thereof, and each of their respective successors and permitted assigns. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation, except as permitted by this SECTION 13.11.

     (b) Subject to the provisions of this section and in accordance with applicable law, any Lender may, in the ordinary course of its commercial banking business, at any time sell to one or more Eligible Assignees (each a "PARTICIPANT") participating interests in its portion of the Obligation; provided that each such participation is not less than $10,000,000.00. The selling Lender shall remain a "Lender" under this Agreement (and the Participant shall not constitute a "Lender" under this Agreement) and its obligations under this Agreement shall remain unchanged. The selling Lender shall remain solely responsible for the performance of its obligations under the Loan Documents and shall remain the holder of its share of the Principal Debt for all purposes under this Agreement. Borrower and the Administrative Agent shall continue to deal solely and directly with the selling Lender in connection with such Lender's Rights and obligations under the Loan Documents. Participants have no Rights under the Loan Documents, other than certain voting Rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time-to-time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to such Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification or waiver of any Loan Document, except to the extent the amendment, modification or waiver extends the due date for payment of any principal, interest or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except reductions contemplated by this Agreement), or releases any guaranty or collateral, if any, for the Obligation. However, if a Participant is entitled to the benefits of SECTION 3 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Documents respecting the matters described in the previous sentence, then such Lender must include a voting mechanism in the relevant participation agreement whereby a majority of its portion of the Obligation (whether held by it or participated) shall control the vote for all of such Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall prohibit the Participant from transferring, pledging, assigning, selling participations in, or otherwise encumbering its portion of the Obligation.

     (c) Subject to the provisions of this section, any Lender having a Commitment equal to or greater than $15,000,000.00, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt equal to or greater than $15,000,000.00, may at any time, in the ordinary course of its commercial banking business, (i) without the consent of Borrower or the Agents, assign all or any part of its Rights and obligations under the Loan Documents to any of its Affiliates (each a "PURCHASER"), and (ii) upon the prior written consent of the Agents, and so long as no Default or Potential Default exists, Borrower, such consents not to be unreasonably withheld, assign to any Eligible Assignee (each of which is also a "PURCHASER") a proportionate part (not less than $15,000,000.00 and an integral multiple of $1,000,000.00) of all or any part of its Rights and obligations under the Loan Documents; provided that unless the Lender granting such assignment is assigning all of its Commitments and Notes hereunder, after giving effect to such assignment, the Lender granting such assignment shall retain a Commitment of at least $15,000,000.00, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt of at least $15,000,000.00. Notwithstanding the foregoing, each Agent shall, at all times prior to its resignation or replacement as an Agent hereunder, retain a minimum Commitment of $25,000,000.00, or if the Total Commitments have been terminated, then Notes having outstanding Principal Debt of at least $25,000,000.00. In each case, the Purchaser shall assume those Rights and obligations under an assignment agreement substantially in the form of the attached EXHIBIT E. Upon (i) delivery of an executed copy of the assignment agreement to Borrower and the Administrative Agent and (ii) payment of a fee of $3,000.00 from the transferor to the Administrative Agent, from and after the assignment's effective date (which shall be after the date of delivery), the Purchaser shall for all purposes be a Lender party to this Agreement and shall have all the Rights and obligations of a Lender under this Agreement to the same extent as if it were an original party to this Agreement with commitments as set forth in the assignment agreement, and the transferor Lender shall be released from its obligations under this Agreement to a corresponding extent, and, except as provided in the following sentence, no further consent or action by Borrower, the Lenders or the Administrative Agent shall be required. Upon the consummation of any transfer to a Purchaser under this CLAUSE (c), the then-existing SCHEDULE 1 shall automatically be deemed to reflect the name, address, and Commitment of such Purchaser, the Administrative Agent shall deliver to Borrower and the Lenders an amended SCHEDULE 1 reflecting those changes, Borrower shall execute and deliver to each of the transferor Lender and the Purchaser a Note in the face amount of its respective Commitment following transfer, and, upon receipt of its new Note, the transferor Lender shall return to Borrower the Note previously delivered to it under this Agreement. A Purchaser is subject to all the provisions in this SECTION as if it were a Lender signatory to this Agreement as of the date of this Agreement.

     (d) Any Lender may at any time, without the consent of Borrower or the Administrative Agent, assign all or any part of its Rights under the Loan Documents to a Federal Reserve Bank without releasing the transferor Lender from its obligations thereunder.

     (e) Until the date which is three (3) months following the Closing Date each Agent shall identify and solicit prospective Purchasers or Participants to be assignees of or participants in the Rights and obligations of each Agent under this Agreement (in such capacity, "SYNDICATING LENDERS") in an amount of up to $50,000,000.00. During such three (3) month period, the Syndicating Lenders shall (i) not solicit or enter into any such assignment or participation except as provided in this SECTION 13.11(e), and (ii) refer each prospective Purchaser or Participant that expresses an interest in purchasing or acquiring any such assignment or participation to the other Syndicating Lender. Each Syndicating Lender, upon identifying any prospective Purchaser or Participant desiring to be an assignee of or participant in any portion of the Rights and obligations of the Syndicating Lenders under this Agreement, shall deliver written notice to the other Syndicating Lender of the terms of such transaction ("PROPOSED SYNDICATION TRANSACTION"). Each Syndicating Lender shall have the right to participate in such Proposed Syndication Transaction on the terms set forth in such notice by so notifying the other Syndicating Lender within five
(5) days of receiving such notice. The assignment or participation effected by such Proposed Syndication Transaction shall be allotted equally to each participating Syndicating Lender. Notwithstanding anything contained to the contrary in SECTION 13.11(c), the aggregate assignments to a Purchaser by the Syndicating Lenders shall be in an aggregate amount of not less $15,000,000.00 or a greater integral multiple of $1,000,000.00.

     (f) No Lender may assign or participate all or any portion of its Rights or obligations under this Agreement to any Company or any Affiliate of any Company.

     (g) Borrower acknowledges that the Syndicating Lenders may use their Affiliates (other than a real estate development or management company) (and in the case of the Documentation Agent, may use NationsBanc Capital Markets, Inc.) to assist in the syndication of their Rights and obligations under this Agreement. Borrower acknowledges and consents that the Syndicating Lenders may share information relating to Borrower, Guarantor, and the other Companies or the transactions contemplated hereby with their respective Affiliates (other than a real estate development or management company), and that such Affiliates may likewise share information relating to Borrower, Guarantor, and the other Companies or such transactions with the Syndicating Lenders.

     13.12 DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Borrower's obligations under the Loan Documents remain in full force and effect until the Total Commitment is terminated and the Obligation is paid in full (except for provisions under the Loan Documents which by their terms expressly survive payment of the Obligation and termination of the Loan Documents). If at any time any payment of the principal of or interest on any Note or any other amount payable by Borrower or any other obligor on the Obligation under any Loan Document is rescinded or must be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, the obligations of Borrower under the Loan Documents with respect to that payment shall be reinstated as though the payment had been due but not made at that time.

     13.13 ENTIRETY.  THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS
(EACH AS AMENDED IN WRITING FROM TIME-TO-TIME) EXECUTED BY BORROWER, ANY LENDER OR ANY AGENT REPRESENT THE FINAL AGREEMENT AMONG BORROWER, THE LENDERS AND AGENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     13.14 EFFECTIVENESS. This Agreement is executed on October 17, 1996, but shall not be effective until executed by all parties hereto and delivered to and accepted by the Administrative Agent, and the other conditions set forth in
SECTION 5 have been satisfied or waived by the Lenders in writing.

                 [Remainder of Page Intentionally Left Blank;
                           Signature Page Follows.]

        SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF OCTOBER 17, 1996
            BETWEEN PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                BANK ONE, TEXAS, N.A., AS ADMINISTRATIVE AGENT,
              NATIONSBANK OF TEXAS, N.A., AS DOCUMENTATION AGENT,
                        AND THE LENDERS DEFINED THEREIN



     EXECUTED as of the day and year first mentioned.


                         PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P. a Delaware limited partnership, as Borrower

                         By:  PRENTISS PROPERTIES I, INC.,
                              General Partner


                              By:
                                 ------------------------------------------
                                 Name:
                                      -------------------------------------
                                 Title:
                                       ------------------------------------

        SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF OCTOBER 17, 1996
            BETWEEN PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                BANK ONE, TEXAS, N.A., AS ADMINISTRATIVE AGENT,
              NATIONSBANK OF TEXAS, N.A., AS DOCUMENTATION AGENT,
                        AND THE LENDERS DEFINED THEREIN



                         BANK ONE, TEXAS, N.A.,
                         as the Administrative Agent and a Lender


                         By:
                            -----------------------------------------------
                            Roderick Washington
                            Vice President

        SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF OCTOBER 17, 1996
            BETWEEN PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.,
                BANK ONE, TEXAS, N.A., AS ADMINISTRATIVE AGENT,
              NATIONSBANK OF TEXAS, N.A., AS DOCUMENTATION AGENT,
                        AND THE LENDERS DEFINED THEREIN



                         NATIONSBANK OF TEXAS, N.A.,
                         as the Documentation Agent and a Lender


                         By:
                            ----------------------------------------------
                            John B. Lamb
                            Senior Vice President

                                  SCHEDULE 1

            PARTIES, ADDRESSES, COMMITMENTS AND WIRING INFORMATION

================================================================================
BORROWER
================================================================================
Prentiss Properties Acquisition
 Partners, L.P.

Until October 28, 1996:

1717 Main Street, Suite 5000
Dallas, Texas 75201
Attention:  Mr. Michael V. Prentiss /
 Mr. Mark Doran

From and after October 28, 1996:

3890 W. Northwest Highway, Suite 400
Dallas, Texas  75220
Attention:  Mr. Michael V. Prentiss /
 Mr. Mark Doran

With a Copy to:

Akin, Gump, Strauss, Hauer & Feld,
 L.L.P.
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201-4675
Attention:  Randall M. Ratner, Esq.
================================================================================
ADMINISTRATIVE AGENT
================================================================================
Bank One, Texas, N.A.
1717 Main Street
Dallas, Texas 75201
Attention: Mr. Roderick Washington
           Vice President
Fax:       (214) 290-2275

Wiring Instructions:
Bank One, Texas, N.A.
ABA No. 111000614
Reference:  Prentiss Properties
 Acquisition Partners, L.P.
Attention: Ms. Elaine Smith (214)
 290-2675
================================================================================
 DOCUMENTATION AGENT
================================================================================
NationsBank of Texas, N.A.
901 Main Street, 51st Floor
Dallas, Texas  75283-1000

================================================================================

Attn:  Mr. Robert H. Shore
       Assistant Vice President
Fax:   (214) 508-1571

Wiring Instructions:
NationsBank of Texas, N.A.
ABA # 111000025
Corporate Loans FTA 129-2000-883
Reference:  Prentiss Properties
 Acquisition Partners, L.P.
Attention: Betty Bowers (214) 508-1552
================================================================================

                                                          Pro Rata Part of the
LENDERS                                   Commitment          Commitment
================================================================================
Bank One, Texas, N.A.                     $50,000,000.00          50%
1717 Main Street
Dallas, Texas 75201
Attention: Mr. Roderick Washington
           Vice President
Fax:       (214) 290-2275

Wiring Instructions:
Bank One, Texas, N.A.
ABA No. 111000614
Reference:  Prentiss Properties
 Acquisition Partners, L.P.
Attention: Ms. Elaine Smith (214)
 290-2675
================================================================================
NationsBank of Texas, N.A.                $50,000,000.00          50%
901 Main Street, 51st Floor
P.O. Box 831000
Dallas, Texas 75283-1000

Attn:  Mr. Robert H. Shore
       Assistant Vice President
Fax:   (214) 508-1571

Wiring Instructions:
NationsBank of Texas, N.A.
ABA # 111000025
Corporate Loans FTA 129-2000-883
Reference:  Prentiss Properties
 Acquisition  Partners, L.P.
Attention: Betty Bowers (214) 508-1552
================================================================================
Total Commitments                            100,000,000         100%
================================================================================

                                  SCHEDULE 2

                     PROJECTS ADMITTED INTO BORROWING BASE

--------------------------------------------------------------------------------
     PROJECT     APPROVED   APPRAISED    SQUARE   OCCUPANCY  ADJUSTED NET
                   COST       VALUE     FOOTAGE     RATE      OPERATING
                                                                INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  SCHEDULE 5

                               CLOSING DOCUMENTS

1.   Credit Agreement.

2.   Promissory Notes.

3.   Guaranty.

4.   Agents' fee letter.

5.   Opinion of Borrower's and Guarantor's counsel acceptable to the Agents.

6. Officer's Certificate of Borrower certifying (i) the truth and accuracy of all of the representations and warranties contained in the Loan Documents in all material respects (except to the extent that they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement), and (ii) that no event has occurred and is continuing which constitutes a Potential Default or a Default.

7. Resolutions of Borrower, Guarantor, and each Obligor approving the execution, delivery, and performance of the Loan Documents and the transactions contemplated therein, duly adopted by Borrower's and each Obligor's Partners and Guarantor's Trustees and accompanied by a certificate of the Secretaries of Borrower, Guarantor, and each Obligor stating that such resolutions are true and correct, have not been altered or repealed and are in full force and effect.

8. Incumbency Certificate of Borrower, Guarantor, and each Obligor certifying the names and signatures of the officers of (a) Borrower and Guarantor authorized to sign each of the Loan Documents, and (b) each Obligor authorized to sign each of the Collateral Documents to which it is a party.

9. Certificates of organization, formation, existence, and good standing for Borrower, Guarantor, and each Obligor issued by the state of organization or formation, and certificates of qualification and good standing for Borrower, Guarantor, and each Obligor issued by each of the states wherein Borrower, Guarantor, and each Obligor are qualified to do business as a foreign trust, corporation, partnership, or entity.

10. A copy of the certificate of organization, declaration of trust, partnership agreement, or other similar organizational documents of Borrower, Guarantor, and each Obligor and all amendments thereto, certified by the state of formation and a copy of the partnership agreement, bylaws, and other similar governing documents of Borrower, Guarantor, and each Obligor and all amendments thereto, certified by an authorized officer of each of Borrower, Guarantor, and the Obligors as being true, correct and complete as the date of certification.

11.  Such other information as the Agents shall reasonably request.

                                 SCHEDULE 6.2

            JURISDICTIONS OF FORMATION, BUSINESS AND JURISDICTIONS

            ======================================================
               COMPANY        INCORPORATED/        QUALIFIED TO
                                 FORMED            DO BUSINESS
            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ======================================================

                                 SCHEDULE 6.7

                                  LITIGATION



                                     None

                                 SCHEDULE 6.9

                             ENVIRONMENTAL MATTERS


  The land (the "PLANT SITE") underlying one industrial complex containing eighteen Industrial Properties, Pacific Gateway Center ("PGC"), was formerly the site of a synthetic rubber manufacturing plant (the "PLANT") owned by the United States Government and subsequently owned or operated by numerous companies, including Shell Oil Company ("SHELL") and Dow Chemical Company ("DOW"). During the operation of the Plant, wastes were disposed of in pits and ponds located just to the south of PGC (the "PLANT SITE AFFECTED AREA"). In 1994, the Plant Site Affected Area was deeded back to Shell by the Prentiss Group affiliate that owned the property, and Shell agreed to indemnify the Prentiss Group affiliate and any successors in interest against (i) any costs of remediation of the Plant Site Affected Area and (ii) any suit for damages for personal injury or property damage brought by neighboring landowners.

  Environmental studies conducted by Dow and Shell on the Plant Site have detected the presence of groundwater contamination about 60 feet below the surface of the Plant Site, which appears to be related to the operations of the Plant. Limited soil contamination has also been found on parcels in the area, including parcels that will be owned by the Company. In July 1991, the United States Environmental Protection Agency ("EPA") proposed that the Plant Site be listed on the National Priorities List ("NPL") of Superfund sites. Comments were submitted to the EPA challenging the proposal, and no action was taken by the EPA. On June 17, 1996, the EPA re-proposed that the Plant Site Affected Area be listed on the NPL. At this time, the Company cannot predict whether the EPA will promulgate the proposed listing of the Plant Site Affected Area. In addition, PGC is located about one block east of an existing Superfund site, the Montrose Chemical Superfund Site. Contaminants associated with this site have been detected in the groundwater in the vicinity of PGC. Contamination also has been found in groundwater to the south of the Plant Site Affected Area (the "STUDY AREA"). According to reports prepared by or on behalf of Shell and Dow, this contamination appears to be associated with leaks from pipelines located in that area.

  All past and present owners of the land underlying PGC, including the United States Government, Dow, Shell and the current owner, in which a Prentiss Group affiliate is a general partner, are Potentially Responsible Parties for the investigation and remediation of the Plant Site. However, the current owner is close in execution of an indemnification agreement with Shell whereby, in consideration of the waiver by the current owner of any claim it might have against Shell for damage to or diminution in the value of its property, Shell would (i) agree to indemnify and hold harmless any successor of the current owner, including the Company and any subsequent purchasers, tenants and lenders, from any liability relating to clean up or remediation costs for the Plant Site or for any contamination resulting from the interrelationship of (a) the Montrose Chemical Superfund Site and/or the Study Area and (b) the Plant Site, and (ii) indemnify and hold harmless any successor of the current owner, including the Company, from any liability arising out of any third party tort claims for personal injury or property damage. While this indemnity does not extend to claims for diminution in value or consequential damages resulting from the remediation of the property or Shell's actions, any affected party, including the Company, would have the right to make a claim for any such damages against the responsible party.

  In addition to these indemnification arrangements, the EPA has indicated its willingness to enter into a de minimis landowner settlement with the current owner of PGC by which the owner would receive a release, covenant not to sue and contribution protection from the United States in exchange for a one-time payment. The current owner has requested that the EPA extend that protection to subsequent purchasers of all or any portion of the property; if successful, the benefit of this agreement would extend to the Company.

  The Company believes that its effective share of any costs to remediate the Plant Site will not have a material adverse effect on the Company. The Company believes that despite its possible technical liability as an owner or operator of contaminated property, existing evidence makes clear that the contamination of concern to the regulatory agencies did not result from the present use of the Plant Site as an industrial park. Further, the Company believes that the existing and pending indemnifications from Shell and the potential future de minimis settlement agreement with the EPA will protect the Company against any future costs of a material nature.

  The ESAs for the Industrial Properties located in Milwaukee, Wisconsin, revealed lead contamination in some of the soil near the property lines of two of the Properties and the Development Parcel adjacent to those Properties (the "MILWAUKEE AFFECTED AREAS"). The ESAs and the Wisconsin Department of Natural Resources ("WDNR") have concluded that the contamination is the result of unauthorized placement of contaminated soil by the owner of a vacant lot that is located between the two Properties and the Development Parcel. The placement occurred prior to the acquisition of these Industrial Properties by the Prentiss Group affiliate that currently owns the Properties. The contaminated soil consists of foundry sand which was found to contain lead in excess of acceptable trace levels. According to the ESA, the contamination does not affect the groundwater and is not likely to migrate or leech into adjoining land or groundwater in the future. Upon discovery of the unauthorized placement, the Company brought suit against the owner of the vacant lot, the generators of the contaminated soil and the prior owner of the Properties. A settlement to the lawsuit has been entered into under which (i) the Company has transferred the Milwaukee Affected Areas (a total of approximately 1.6 acres) to the owner of the vacant lot in exchange for $100,000 and (ii) the owner of the vacant lot and the generators of the contaminated soil agreed to assume all responsibility for the remediation of the contaminated soil. The court has entered a finding that the Company was not in the chain of ownership of the Milwaukee Affected Areas. Based on all available information, the Company does not believe that it will incur any liability with respect to this contamination.

                                 SCHEDULE 6.12

                            CHIEF EXECUTIVE OFFICE


Prentiss Properties Acquisition Partners, L.P.
1717 Main Street
Suite 5000
Dallas, Texas  75201


From and after October 28, 1996:
3890 W. Northwest Highway
Suite 400
Dallas, Texas  75220

                                 SCHEDULE 6.14

                            AFFILIATE TRANSACTIONS



                                     None

                                   EXHIBIT A

                        BORROWING OR CONVERSION REQUEST

     1.  Submission Pursuant To Credit Agreement.  This Borrowing Request is
         ---------------------------------------
executed and delivered by Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("BORROWER"), to Bank One, Texas, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT"), pursuant to SECTION 2.2 of the Credit Agreement dated as of October 17, 1996, between Borrower, the Administrative Agent, NationsBank of Texas, N.A., as Documentation Agent, and the Lenders defined therein (the "AGREEMENT"). Any capitalized terms used and not defined herein shall have the meanings assigned to them in the Agreement.

     2.  Request For Borrowing.  Borrower hereby requests that Lenders make a
         ---------------------
Borrowing  to Borrower pursuant to the Agreement as follows:

         A.  BASE RATE BORROWING.

             (i)  Amount of Base Rate Borrowing: ______________________________
                  (Minimum of $1,000,000, or to the nearest $100,000.00 increment in excess thereof).

                           /_/  Borrowing

                           /_/  Rollover/Conversion

             (ii) Date of Borrowing or Rollover/Conversion of Existing
                    Borrowing:  .

         B.  EURODOLLAR BORROWING.

               (i)  Amount of Eurodollar Borrowing: __________________________
                    (Minimum of $1,000,000.00, or to the nearest $100,000.00
                    increments in excess thereof).

                           /_/  Borrowing

                           /_/  Rollover/Conversion

               (ii)  Date of Borrowing or Rollover/Conversion of Existing
                     Borrowing:  .

               (iii) Interest Period: _________ day/months (one, two, three, or six months).

      3.  Representations, Warranties and Certifications.  Borrower hereby
          ----------------------------------------------
represents, warrants, and certifies to the Administrative Agent and the Lenders that, as of the date of the Borrowing requested herein:

          (a) There exists no Default or Potential Default.

          (b) Borrower has performed and complied with all agreements and conditions contained in the Agreement that are required to be performed or complied with by Borrower.

          (c) The representations and warranties of a continuing nature contained in the Agreement and each of the other Loan Documents are true and correct in all material respects (except to the extent that they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement), with the same force and effect as though made on and as of the date of the Borrowing.

      4.  Proceeds of Borrowing.  The Administrative Agent is authorized to
          ---------------------
deposit the proceeds of the Borrowing requested hereby, other than a Borrowing constituting a rollover or conversion of an existing Borrowing, to:_____________

      5.  Execution Authorized.  This Borrowing Request is executed on
         --------------------
___________________, 19___, by a Responsible Officer. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.



                                                                              of
                              Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership

                                   EXHIBIT B

                            COMPLIANCE CERTIFICATE
             Under Credit Agreement dated as of October 17, 1996,
            between Prentiss Properties Acquisition Partners, L.P.,
                Bank One, Texas, N.A., as Administrative Agent,
            NationsBank of Texas, N.A., as Documentation Agent, and
             the Lenders defined therein (the "CREDIT AGREEMENT")

     The undersigned, as _______________________________________________  of
Prentiss Properties Acquisition Partners, L.P. ("BORROWER"), pursuant to SECTION
7.1 of the Credit Agreement, hereby, certifies to Bank One, Texas, N.A., as Administrative Agent as follows:

     1. A review of the activities of Borrower during the most recently ended fiscal quarter of Borrower has been made under my supervision.

     2. As of the date hereof, all of the representations and warranties of Borrower contained in the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement) are true and correct in all material respects (except to the extent that they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement).

     3. No event has occurred and is continuing which constitutes a Default or a Potential Default.

     4. The following covenant computations, together with the supporting scheduled attached hereto, are true and correct:

         A.    TANGIBLE NET WORTH.

               Actual:                    $______________
               Minimum Required:          $250,000,000.00

         B.    LEVERAGE RATIO.

               Actual:

               Total Indebtedness         $______________(1)
               Tangible Net Worth         $______________(2)

               Ratio of (1) to (2):

               Maximum:                   1.0 to 1.0

         C.    INTEREST EXPENSE COVERAGE RATIO.

               EBITDA                     $   ______________(1)
               Interest Expense           $   ______________(2)

               Ratio of (1) to (2):           ______________

               Minimum Required:          2.25 to 1.0

         D.    DEBT SERVICE COVERAGE RATIO.

               EBITDA                     $   ______________
               Minus: Capital Expenditures

               Subtotal                       ______________(1)

               Debt Service                   ______________(2)

               Ratio of (1) to (2):           ______________

               Minimum Required:              1.75 to 1.0

         E.    DISTRIBUTIONS.

               (i)   Borrower:

                     Funds from Operations     $_____________(1)

                     Distributions             $_____________(2)
                     Percent (2)
                     divided by (1)             _____________

               (ii)  Guarantor:

                     Funds from Operations     $_____________(1)

                     Distributions             $_____________(2)
                     Percent (2)
                     divided by (1)             _____________

Date: ____________

                              __________________________________________________
                                                                          of
                              Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership

                                   EXHIBIT C

                               FORM OF GUARANTY


                       UNCONDITIONAL GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT is executed as of October 17, 1996, by PRENTISS PROPERTIES TRUST, a Maryland real estate investment trust ("GUARANTOR") for the benefit of the Loan Parties defined below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("BORROWER"), may from time-to-time be indebted to the Loan Parties pursuant to that certain Credit Agreement dated of even date herewith (herein referred to, together with all amendments, modifications, or supplements thereof, as the "CREDIT AGREEMENT"), by and between Borrower, each of the Lenders that are parties thereto (the "LENDERS"), Bank One, Texas, N.A., a national banking association (the "ADMINISTRATIVE AGENT"), as Administrative Agent for the Lenders, and NationsBank of Texas, N.A., a national banking association (the "DOCUMENTATION AGENT"), as Documentation Agent for the Lenders (the Lenders, the Administrative Agent, and the Documentation Agent, together with their respective successors and assigns are herein called the "LOAN PARTIES");

     WHEREAS, capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement;

     WHEREAS, the Loan Parties are not willing to make loans under the Credit Agreement or otherwise extend credit to Borrower unless Guarantor unconditionally guarantees payment of all present and future indebtedness and obligations of Borrower to the Loan Parties under the Credit Agreement and the Loan Documents; and

     WHEREAS, Guarantor will benefit from the Loan Parties' extension of credit to Borrower;

     NOW, THEREFORE, as an inducement to the Loan Parties to enter into the Credit Agreement and to make loans to Borrower thereunder, and to extend such credit to Borrower as the Loan Parties may from time-to-time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby guarantees payment of the Guaranteed Debt (hereinafter defined) as more specifically described hereinbelow in SECTION 1.03 and hereby agrees as follows:

                                  ARTICLE ___

                         NATURE AND SCOPE OF GUARANTY

     SECTION 1.01. DEFINITION OF GUARANTEED DEBT. As used herein, the term "GUARANTEED DEBT" means:

     (a) All principal, interest, fees, reasonable attorneys' fees, commitment fees, liabilities for costs and expenses, and other indebtedness, obligations, and liabilities of Borrower to the Loan Parties at any time created or arising in connection with the Credit Agreement, or any amendment thereto or substitution therefor, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to the Loan Parties arising under the Notes and under the other Loan Documents; and

     (b) All costs, expenses and fees, including, but not limited to court costs and reasonable attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to the Loan Parties described in ITEM (A) of this SECTION 1.01.

     SECTION 1.02. GUARANTEED DEBT NOT REDUCED BY OFFSET. The indebtedness, liabilities, obligations, and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantor to the Loan Parties hereunder, shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense of Borrower, or any other party, against any Loan Party or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Guarantor's liability hereunder, to the extent that any Loan Party advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantor is absolutely liable to make such payments to (and confer such benefits on) such Loan Party, on a timely basis.

     SECTION 1.03. GUARANTY OF OBLIGATION. Guarantor hereby irrevocably and unconditionally guarantees to the Loan Parties (a) the due and punctual payment of the Guaranteed Debt, and (b) the timely performance of all other obligations now or hereafter owed by Borrower to the Loan Parties under the Credit Agreement. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as primary obligor.

     SECTION 1.04. NATURE OF GUARANTY. This Guaranty Agreement is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection. This Guaranty Agreement may not be revoked by Guarantor; provided, however, if, according to applicable law, it shall ever be determined or held that a guarantor under a continuing guaranty such as this Guaranty Agreement shall have the absolute right, notwithstanding the express agreement of such a guarantor otherwise, to revoke such guaranty as to Guaranteed Debt which has then not yet arisen, then Guarantor may deliver to the Administrative Agent written notice, in addition to giving such notice as provided in SECTION
5.02 hereof, that Guarantor will not be liable hereunder for any Guaranteed Debt created, incurred, or arising after the giving of such notice, and such notice will be effective as to Guarantor from and after (but not before) such times as said written notice is actually delivered to, in addition to giving such notice as provided in SECTION 5.02 hereof, and received by and receipted for in writing by the Administrative Agent; provided that such notice shall not in anywise affect, impair, or limit the liability and responsibility of any other person or entity with respect to any Guaranteed Debt theretofore existing or thereafter existing, arising, renewed, extended, or modified; provided, further, that such notice shall not affect, impair, or release the liability and responsibility of Guarantor with respect to Guaranteed Debt created, incurred, or arising (or in respect of any Guaranteed Debt agreed or contemplated, in any respect, to be created, whether advanced or not and whether committed to by the Loan Parties or not, including, without limitation, any discretionary advances or extensions of credit which may be made by any Loan Party at its option in the future under any type of loan or credit agreement, arrangement or undertaking) prior to the receipt of such notice by the Administrative Agent as aforesaid, or in respect of any renewals, extensions, or modifications of such

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

Guaranteed Debt, or in respect of interest or costs of collection thereafter accruing on or with respect to such Guaranteed Debt, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Guaranteed Debt, and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by Guarantor. The fact that at any time or from time-to-time the Guaranteed Debt may be increased, reduced, or paid in full shall not release, discharge, or reduce the obligation of Guarantor with respect to indebtedness or obligations of Borrower to the Loan Parties thereafter incurred (or other Guaranteed Debt thereafter arising) under the Credit Agreement, the Notes, or otherwise. This Guaranty Agreement may be enforced by the Loan Parties and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

     SECTION 1.05. PAYMENT BY GUARANTOR. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, then Guarantor shall, immediately upon demand by the Administrative Agent, and without presentment, protest, notice of protest, notice of nonpayment, notice of intention to accelerate or acceleration, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to the Administrative Agent, for the benefit of the Loan Parties, at the Administrative Agent's principal office in Dallas, Texas. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time-to-time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with SECTION
5.02 hereof.

     SECTION 1.06. PAYMENT OF EXPENSES. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty Agreement, then Guarantor shall, immediately upon demand by the Administrative Agent, pay to the Administrative Agent, for the benefit of the Loan Parties, all costs and expenses (including court costs and reasonable attorneys' fees) incurred by the Loan Parties in the enforcement hereof or the preservation of the Loan Parties' rights hereunder. The covenant contained in this SECTION 1.06 shall survive the payment of the Guaranteed Debt.

     SECTION 1.07. NO DUTY TO PURSUE OTHERS. It shall not be necessary for any Loan Party (and Guarantor hereby waives any rights which Guarantor may have to require any Loan Party), in order to enforce such payment by Guarantor, first to
(a) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (b) enforce the Loan Parties' rights against any security which shall ever have been given to secure the Guaranteed Debt, (c) enforce the Loan Parties's rights against any other guarantors of the Guaranteed Debt, (d) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, (e) exhaust any remedies available to the Loan Parties against any security which shall ever have been given to secure the Guaranteed Debt, or (e) resort to any other means of obtaining payment of the Guaranteed Debt. The Loan Parties shall not be required to mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Debt. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including without limitation, any rights pursuant to Rule 31, Texas Rules of Civil Procedure, Articles 1986 and 1987, Revised Civil Statutes of Texas and Chapter 34 of the Texas Business and Commerce Code.

     SECTION 1.08. WAIVER OF NOTICES, ETC. Guarantor agrees to the provisions of the Credit Agreement, the Notes, and the other Loan Documents, and hereby waives notice of (a) any loans or advances made by any Loan Party to Borrower, (b) acceptance of this Guaranty Agreement, (c) any

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

amendment or extension of the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document pertaining to all or any part of the Guaranteed Debt, (d) the execution and delivery by Borrower and any Loan Party of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (e) the occurrence of any Default or Potential Default, (f) any Loan Party's transfer or disposition of the Guaranteed Debt, or any part thereof, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (h) protest, proof of nonpayment, or default by Borrower, or (i) any other action at any time taken or omitted by any Loan Party, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Credit Agreement, the Notes, the other Loan Documents, and any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

     SECTION 1.09. EFFECT OF BANKRUPTCY, OTHER MATTERS. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership, or other debtor relief law, or any judgment, order, or decision thereunder, or for any other reason, (a) any Loan Party must rescind or restore any payment, or any part thereof, received by such Loan Party in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by such Loan Party shall be without effect, and this Guaranty Agreement shall remain in full force and effect, (b) Borrower shall cease to be liable to the Loan Parties for any of the Guaranteed Debt (other than by reason of the indefeasible payment in full thereof by Borrower), the obligations of Guarantor under this Guaranty Agreement shall remain in full force and effect. It is the intention of the Loan Parties and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance. Without limiting the generality of the foregoing, it is the intention of the Loan Parties and Guarantor that the filing of any bankruptcy or similar proceeding by or against Borrower or any other person or party obligated on any portion of the Guaranteed Debt shall not affect the obligations of Guarantor under this Guaranty Agreement or the rights of the Loan Parties under this Guaranty Agreement, including, without limitation, the right or ability of the Loan Parties to pursue or institute suit against Guarantor for the entire Guaranteed Debt.

                                  ARTICLE II

               ADDITIONAL EVENTS AND CIRCUMSTANCES NOT REDUCING
                    OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

     SECTION 2.01. MODIFICATIONS, ETC. Any renewal, extension, increase, modification, alteration, or rearrangement of all or any part of the Guaranteed Debt, or of the Credit Agreement, the Notes, or any other Loan Document;

     SECTION 2.02. ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance, or compromise that might be granted or given by any Loan Party to Borrower or Guarantor;

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

     SECTION 2.03. CONDITION, COMPOSITION OR STRUCTURE OF BORROWER OR GUARANTOR. The insolvency, bankruptcy, arrangement, adjustment, composition, structure, liquidation, disability, dissolution, or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in name, business, location, composition, structure, or changes in the shareholders, partners, or members (whether by accession, secession, cessation, death, dissolution, transfer of assets, or other matter) of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

     SECTION 2.04. INVALIDITY OF GUARANTEED DEBT. The invalidity, illegality, or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (c) the officers or representatives executing the Credit Agreement, the Notes, the other Loan Documents, or other documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (d) the Guaranteed Debt violates applicable usury laws, (e) Borrower has valid defenses, claims, or offsets (whether at law, in equity, or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (f) the creation, performance, or repayment of the Guaranteed Debt (or the execution, delivery, and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed
Debt) is illegal, uncollectible, or unenforceable, or (g) the Credit Agreement, the Notes, the other Loan Documents, or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic.

     SECTION 2.05. RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Guaranteed Debt, or that the Loan Parties will look to other parties to perform the Guaranteed Debt; notwithstanding the foregoing, Guarantor does not hereby waive or release (expressly or impliedly) any rights of subrogation, reimbursement, or contribution which it may have, after payment in full of the Guaranteed Debt, against others liable on the Guaranteed Debt; Guarantor's rights of subrogation and reimbursement are, however, subordinate to the rights and claims of the Loan Parties;

     SECTION 2.06. OTHER SECURITY. The taking or accepting of any other security, collateral, or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

     SECTION 2.07. RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including without limitation negligent, willful, unreasonable, or unjustifiable impairment) of any collateral, property, or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

     SECTION 2.08. CARE AND DILIGENCE. The failure of any Loan Party or any other party to exercise

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

diligence or reasonable care or act, fail to act, or comply with any duty in the administration, preservation, protection, enforcement, sale application, disposal, or other handling or treatment of all or any part of Guaranteed Debt or any collateral, property, or security at any time securing any portion thereof, including, without limiting the generality of the foregoing, the failure to conduct any foreclosure or other remedy fairly, in a commercially reasonable manner, or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act;

     SECTION 2.09. STATUS OF LIENS. The fact that any collateral, security, security interest, or lien contemplated or intended to be given, created, or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the collateral for the Guaranteed Debt; notwithstanding the foregoing, Guarantor does not hereby waive or release (expressly or impliedly) any right to be subrogated to the rights of the Loan Parties in any collateral or security for the Guaranteed Debt after payment in full of the Guaranteed Debt; Guarantor's rights of subrogation are, however, subordinate to the rights, claims, liens and security interests of the Loan Parties;

     SECTION 2.10. OFFSET. Any existing or future right of offset, claim, or defense of Borrower against the Loan Parties, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim, or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise;

     SECTION 2.11. MERGER. The reorganization, merger, or consolidation of Borrower or Guarantor into or with any other corporation or entity;

     SECTION 2.12. PREFERENCE. Any payment by Borrower to any Loan Party is held to constitute a preference under bankruptcy laws, or for any reason any Loan Party is required to refund such payment or pay such amount to Borrower or someone else; or

     SECTION 2.13. OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Credit Agreement, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood or risk that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     To induce the Loan Parties to enter into the Credit Agreement and extend credit to Borrower, Guarantor represents and warrants to the Loan Parties that:

     SECTION 3.01. BENEFIT. Guarantor has received, or will receive, direct or indirect benefit from the

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

making of this Guaranty and the Guaranteed Debt;

     SECTION 3.02. FAMILIARITY AND RELIANCE. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement;

     SECTION 3.03. NO REPRESENTATION BY THE LOAN PARTIES. No Loan Party or any other party has made any representation, warranty, or statement to Guarantor in order to induce Guarantor to execute this Guaranty Agreement;

     SECTION 3.04. GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty Agreement and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities, and debts;

     SECTION 3.05. DIRECTORS' DETERMINATION OF BENEFIT. The Board of Directors of Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits Guarantor and is in the best interests of Guarantor;

     SECTION 3.06. LEGALITY. The execution, delivery, and performance by Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder (a) have been duly authorized by all necessary trust action of Guarantor, and (b) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement, or other instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets, or violate any provisions of its Trust Agreement, Bylaws, or any other organizational document of Guarantor; this Guaranty Agreement is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; and

     SECTION 3.08. SURVIVAL. All representations and warranties made by Guarantor herein shall survive the execution hereof.

                                  ARTICLE IV

                     SUBORDINATION OF CERTAIN INDEBTEDNESS

     SECTION 4.01. SUBORDINATION OF GUARANTOR CLAIMS. As used herein, the term "GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor

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

Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Debt. Until the Guaranteed Debt shall be paid and satisfied in full and Guarantor shall have performed all of its obligations hereunder, if a Potential Default or Default exists, then Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     SECTION 4.02. CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, the Loan Parties shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee, or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to the Loan Parties. Should any Loan Party receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to the Loan Parties in full of the Guaranteed Debt, Guarantor shall become subrogated to the rights of the Loan Parties to the extent that such payments to the Loan Parties on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if the Loan Parties had not received dividends or payments upon the Guarantor Claims.

     SECTION 4.03. PAYMENTS HELD IN TRUST. In the event that, notwithstanding SECTIONS 4.01 and 4.02 above, Guarantor should receive any funds, payment, claim or distribution which is prohibited by such Sections, Guarantor agrees to hold in trust for the Loan Parties, in kind, all funds, payments, claims, or distributions so received, and agrees that he shall have absolutely no dominion over such funds, payments, claims, or distributions so received except to pay them promptly to the Administrative Agent, for the benefit of the Loan Parties, and Guarantor covenants promptly to pay the same to the Administrative Agent, for the benefit of the Loan Parties.

     SECTION 4.04. LIENS SUBORDINATE. Guarantor agrees that any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Guarantor or the Loan Parties presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, Guarantor shall not (a) exercise or enforce any creditor's right it may have against Borrower, or (b) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief, or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments, or other encumbrances on assets of Borrower held by Guarantor.

     SECTION 4.05. NOTATION OF RECORDS. All promissory notes, accounts receivable ledgers, or other evidences of the Guarantor Claims accepted by or held by Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

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

                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 5.01. WAIVER. No failure to exercise, and no delay in exercising, on the part of any Loan Party, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Loan Parties hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     SECTION 5.02. NOTICES. Any notices or other communications required or permitted to be given by this Guaranty Agreement must be (a) given in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, or (b) made by tested telex delivered or transmitted, to the party to whom such notice or communication is directed, to the address of such party as follows:

               Guarantor:

               Prentiss Properties Trust

               Until October 28, 1996:

               1717 Main Street, Suite 5000
               Dallas, Texas  75201
               Attention:  Mr. Michael V. Prentiss
                           Mr. Mark Doran

               From and after October 28, 1996:

               3890 W. Northwest Highway, Suite 400
               Dallas, 75220
               Attention:  Mr. Michael V. Prentiss
                           Mr. Mark Doran


               Loan Parties:

               Bank One, Texas, N.A., as Administrative Agent
               1717 Main Street, 3rd Floor
               P.O. Box 655415
               Dallas, Texas 75265-5415
               Attention:  Mr. Roderick Washington

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid, or, if

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

transmitted by telex, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty Agreement by giving notice of such change to the other party pursuant to this SECTION 5.02.

     SECTION 5.03. GOVERNING LAW. This Guaranty Agreement has been prepared, and is intended to be performed in the State of Texas, and the substantive laws of such state shall govern the validity, construction, enforcement, and interpretation of this Guaranty Agreement. For purposes of this Guaranty Agreement and the resolution of disputes hereunder, Guarantor hereby irrevocably submits and consents to, and waives any objection to, the non-exclusive jurisdiction of the courts of the State of Texas located in Dallas County, Texas and of the federal court located in the Northern Judicial District of Texas.

     SECTION 5.04. INVALID PROVISIONS. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     SECTION 5.05. ENTIRETY AND AMENDMENTS. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

     SECTION 5.06. PARTIES BOUND; ASSIGNMENT. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of the Administrative Agent, assign any of its rights, powers, duties, or obligations hereunder.

     SECTION 5.07. HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

     SECTION 5.08. MULTIPLE COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

     SECTION 5.09. RIGHTS AND REMEDIES. If Guarantor becomes liable for any indebtedness owing by Borrower to the Loan Parties, by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of the Loan Parties hereunder shall be cumulative of any and all other rights that the Loan Parties (or any of them) may ever have against Guarantor. The exercise by the Loan Parties of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     EXECUTED as of the day and year first above written.

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

                              GUARANTOR:

                              PRENTISS PROPERTIES TRUST

                              By:
                                 -----------------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   EXHIBIT D

                             REVOLVING CREDIT NOTE

$_____________________           Dallas, Texas          As of ____________, 1996


     1. FOR VALUE RECEIVED, PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("MAKER"), hereby unconditionally promises to pay to the order of __________ ("PAYEE"), at the address of the Administrative Agent (defined below) set forth in the Credit Agreement defined below, the sum of _________________________ Dollars ($ _______________________________) (or, if
less, so much thereof as may be advanced), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement.

     2.  The unpaid principal amount of, and accrued unpaid interest on, this
Note is payable in accordance with the Credit Agreement.

     3. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until maturity at the rate per annum provided in the Credit Agreement that is selected by Maker pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

     4. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

     5. This Note has been executed and delivered pursuant to a Credit Agreement (as modified, amended, renewed or extended, the "CREDIT AGREEMENT") dated as of October 17, 1996, executed by and between Maker, Bank One, Texas, N.A., as Administrative Agent (together with any successor or assigns, the "ADMINISTRATIVE AGENT"), NationsBank of Texas, N.A., as Documentation Agent, Payee, and the Lenders defined therein, and is one of the "Notes" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (a) the obligation of Payee to advance funds hereunder, (b) the prepayment rights and obligations of Maker, and (c) the events upon which the maturity of this Note may be accelerated.

     6. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Maker shall pay all costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

     7. Except as expressly provided in the Credit Agreement, Maker and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     8. All Borrowings made by Payee, the respective Interest Periods thereof (if applicable), and all repayments of the principal thereof may be recorded by Payee and, before any transfer hereof, endorsed by Payee on the schedule attached hereto, or on a continuation of the schedule attached to and a part hereof, provided that the failure of Payee to record any endorsement shall not affect the obligation of Maker hereunder or under the Credit Agreement.

     9. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note.


                              PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership

                              By:  PRENTISS PROPERTIES I, INC.,
                                    General Partner

                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                   EXHIBIT E

                       FORM OF ASSIGNMENT AND ACCEPTANCE

     This Assignment and Acceptance (the "ASSIGNMENT AND ACCEPTANCE") is made as of ______________________, 199______ (the "EFFECTIVE DATE"), between ___________
("ASSIGNOR") and _____________ ("ASSIGNEE").

     Reference is made to that certain Credit Agreement dated as of October 17, 1996 (the "CREDIT AGREEMENT") among Prentiss Properties Acquisition Partners, L.P. ("BORROWER"), Bank One, Texas, N.A., a national banking association, as Administrative Agent for the Lenders defined therein (the "LENDERS"), NationsBank of Texas, N.A., a national banking association, as Documentation Agent for the Lenders, and the Lenders. This Assignment and Acceptance is executed and delivered pursuant to, and as contemplated in, the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     Assignor and Assignee hereby covenant and agree as follows:

     1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, $ ___________ of Assignor's Commitment and Principal Debt, representing a Pro Rata Part of the Total Commitment and Total Principal Debt of _____% as of the Effective Date. The foregoing interest for all events and circumstances shall be deemed such Assignee's Pro Rata Part (in addition to any other Pro Rata Part of Assignee, if any) in the Total Commitment, the Total Principal Debt, the Loan Documents and all payments made to or received from Borrower pursuant to the Loan Documents and is subject to the terms and conditions provided in the Loan Documents.

     2. Assignor (i) hereby represents and warrants to Assignee that Assignor is the legal and beneficial owner of the Pro Rata Part being assigned by it hereunder and such interest is free and clear of any adverse claim, and (ii) hereby represents and warrants that as of the date hereof the Pro Rata Part in the Total Commitment and the Total Principal Debt being assigned hereunder is % without giving effect to assignments that are not yet effective.

     3. Assignee hereby confirms and acknowledges that, except as specifically set forth herein, Assignor: (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents, or any other instrument or document furnished pursuant thereto; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other person or entity which is a party to any of the Loan Documents (collectively, "Other Party"); and (iii) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by Borrower or any Other Party of any of its obligations under any of the Loan Documents or any other instrument or document furnished pursuant thereto.

     4. Assignee hereby: (i) confirms that it has received a copy of the Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; and (ii) agrees that it will, independently and without reliance upon Assignor or any other counterparty and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

     5. Assignee hereby: (i) appoints and authorizes the Administrative Agent under the Loan Documents to take such action as administrative agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms of the Loan Documents; and (ii) agrees with Assignor for the benefit of the Administrative Agent and Borrower that it will perform all of the obligations which by the terms of the Loan Documents are required to be performed by it as a counterparty (including, without limitation, the obligation to make payments pursuant to the Loan Documents) and that it shall be liable directly to Assignor, the Administrative Agent, Borrower and, as provided in the Credit Agreement, to each Lender for the performance of such obligations.

     6. If Assignee is organized under the laws of a jurisdiction outside the United States, it hereby represents and agrees that it has delivered or will within three (3) days after the date of the execution of this Agreement deliver to Assignor and the Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify Assignee's exemption from United States withholding taxes with respect to any payment or distributions made or to be made to Assignee with respect to the Loan Documents.

     7. As of the Effective Date, (a) Assignee shall be a party to the Loan Documents and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a counterparty thereunder, and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations in the Loan Documents with respect to the Pro Rata Part being assigned hereunder.

     8.  Assignee hereby represents and warrants as of the Effective Date:

     a. Assignee has all necessary corporate power and authority to purchase and own the interest being assigned to it hereunder, and has all necessary corporate power and authority to perform all its obligations with respect to this Assignment and Acceptance;

     b. The execution and delivery of this Assignment and Acceptance and all other instruments and documents executed in connection herewith have been duly authorized by all requisite corporate action of Assignee; and

     c. No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person is required in connection with this Assignment and Acceptance.

     9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.

     10. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Assignee's address for notices and payments under the Agreement and this Assignment and Acceptance are set forth in SCHEDULE 1 attached hereto and made a part hereof. Assignee may by notice in accordance with the Credit Agreement to Assignor, the Administrative Agent and Borrower change the address or telex number or facsimile number at which notices, communications and payments are to be given to it.

                                    ASSIGNOR:

                                    --------------------------------------------

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



                                    ASSIGNEE:

                                    --------------------------------------------

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

ACCEPTED BY THE ADMINISTRATIVE AGENT
THIS _____ DAY OF ___________________


ADMINISTRATIVE AGENT:



By:
   ----------------------------------
Title:
      -------------------------------


ACCEPTED BY THE DOCUMENTATION AGENT
THIS ____ DAY OF _______________

DOCUMENTATION AGENT:



By:
   ----------------------------------
Title:
      -------------------------------

                    SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE

                 ADDRESS FOR NOTICES AND ACCOUNTS FOR PAYMENTS


Address:
                      --------------------------------

                      Telecopier:
                                 ---------------------

Account for Payments
--------------------

Account No.:
                      --------------------------------
Attention:
                      --------------------------------

Reference:
                      --------------------------------
Depositary:
                      --------------------------------

                                   EXHIBIT F

                             FORM OF DEED OF TRUST


                 DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
                            AND FINANCING STATEMENT

     THIS DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "DEED OF TRUST") dated ______________________, 19____ is executed and delivered by Grantor for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Grantor.

                                   ARTICLE 1

          CERTAIN DEFINITIONS; GRANTING CLAUSES; SECURED INDEBTEDNESS

     Section 1.1. CERTAIN DEFINITIONS AND REFERENCE TERMS. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

     "AGENT":  Bank One, Texas, N.A., a national banking association.

     "BORROWER": Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership.

     "CREDIT AGREEMENT": Credit Agreement dated as of October 17, 1996, executed by Borrower, Agent, as Administrative Agent for the Lenders, NationsBank of Texas, N.A., a national banking association, as Documentation Agent for the Lenders, and the Lenders.

     "GRANTOR": _____________________________________.

     "LENDER":  Any one of the Lenders.

     "LENDERS": Each of the Lenders executing the Credit Agreement, and their respective successors and assigns.

     "PROMISSORY NOTES": Revolving Credit Notes dated as of October 17, 1996, made by Borrower payable to the order of Lenders in the aggregate principal face amount of $100,000,000.00 bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on October 14, 1999.

     "TRUSTEE": Robert F. Nelson, of Dallas County, Texas, or any successor or substitute appointed and designated as herein provided from time-to-time acting hereunder.

     Section 1.2. MORTGAGED PROPERTY. Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the following: (a) the real estate (herein called the "LAND") described on EXHIBIT A which is attached hereto and incorporated herein by reference, and: (i) all improvements now or hereafter situated or to be situated on the Land (herein together called the "IMPROVEMENTS"); and (ii) all right, title and interest of Grantor in and to:
(1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights, and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all water and water rights, timber, crops, and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause
(a) being herein sometimes collectively called the "PREMISES"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for, and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "ACCESSORIES," all of which are hereby declared to be permanent accessions to the Land); (c) all right, title, and interest of Grantor in and to the following: (i) plans and specifications for the Improvements; (ii) Grantor's rights, but not liability for any breach by Grantor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies, and other contracts and general intangibles (including but not limited to trademarks, trade names, and symbols, other than for "Prentiss Properties" or derivations thereof) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including but not limited to Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document for taxes, insurance or otherwise), money, accounts, instruments, documents, notes, and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories (without derogation of ARTICLE 3 hereof); (iv) permits, licenses, franchises, certificates, development rights, commitments, and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues, and other benefits of the Premises and the Accessories (without derogation of ARTICLE 3 hereof); (vi) oil, gas, and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and (d) all right, title, and interest of Grantor in and to the following: (i) proceeds of or arising from the properties, rights, titles, and interests referred to above in this SECTION 1.2, including but not limited to proceeds of any sale, lease, or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts, or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this SECTION 1.2 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions, and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this SECTION 1.2 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests, or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers, and privileges appurtenant thereto (herein collectively called the "MORTGAGED PROPERTY"), unto Trustee, and his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions, and conditions herein set forth.

     Section 1.3. SECURITY INTEREST. Grantor hereby grants to Agent, for the ratable benefit of Holders (as hereinafter defined), a security interest in all of the Mortgaged Property which constitutes personal property or fixtures (herein sometimes collectively called the "COLLATERAL"). In addition to its rights hereunder or otherwise, Agent, on behalf of Holders, shall have all of the rights of a secured party under the Texas Business and Commerce Code, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

     Section 1.4. NOTE, LOAN DOCUMENTS, OTHER OBLIGATIONS. This Deed of Trust is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time-to-time: (a) the Promissory Notes and all other notes given in substitution therefor or in modification, supplement, increase, renewal, or extension thereof, in whole or in part (such note or notes, whether one or more, as from time-to-time renewed, extended, supplemented, increased, or modified and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, being hereinafter called the "NOTES," and the Lenders, or the subsequent holder at the time in question of any Note or any of the secured indebtedness, as hereinafter defined, being herein individually called "HOLDERS" and collectively called "HOLDERS"); (b) all indebtedness and other obligations owed by Borrower to Agent and Holders now or hereafter incurred or arising pursuant to or permitted by the provisions of the Credit Agreement, the Notes, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing, or otherwise executed in connection with the loan evidenced by the Credit Agreement and the Notes (the Credit Agreement, the Notes, this Deed of Trust, and such other documents, as they or any of them may have been or may be from time-to-time renewed, extended, supplemented, increased, or modified, being herein sometimes collectively called the "LOAN DOCUMENTS"); and (c) all other loans and future advances made by Agent and/or Holders to Borrower pursuant to the Loan Documents and all other debts, obligations, and liabilities of Borrower of every kind and character now or hereafter existing in favor of Agent and/or Holders, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, secured or unsecured, arising under the Credit Agreement, it being contemplated that Borrower may hereafter become indebted to Agent and/or Holders for such further debts, obligations, and liabilities pursuant to the Loan Documents; provided, however, and notwithstanding the foregoing provisions of this clause (c), this Deed of Trust shall not secure any such other loan, advance, debt, obligation, or liability with respect to which Holder is by applicable law prohibited from obtaining a lien on real estate nor shall this clause (c) operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law. The indebtedness referred to in this SECTION 1.4 is hereinafter sometimes referred to as the "SECURED INDEBTEDNESS" or the "INDEBTEDNESS SECURED HEREBY."


                                   ARTICLE 2

                   REPRESENTATIONS, WARRANTIES AND COVENANTS


     Section 2.1.  Grantor represents, warrants, and covenants as follows:

     (a) PERFORMANCE. Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Deed of Trust.

     (b) TITLE AND PERMITTED ENCUMBRANCES. Grantor has, in Grantor's own right, and Grantor covenants to maintain, lawful, good and indefeasible title to the Mortgaged Property, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth on EXHIBIT B hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Mortgaged Property, (ii) the liens and security interests evidenced by this Deed of Trust, (iii) statutory liens for ad valorem taxes and standby fees on the Mortgaged Property which are not yet delinquent, (iv) other liens and security interests (if any) in favor of Lender, and (v) Permitted Liens (as defined in the Credit Agreement) (the matters described in the foregoing clauses (i), (ii), (iii), (iv), and (v) being herein called the "PERMITTED ENCUMBRANCES"). Grantor, and Grantor's successors and assigns, will warrant and forever defend title to the Mortgaged Property, subject as aforesaid to Trustee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe, and keep all covenants, obligations, and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Agent. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Agent of any existing or future violation or other breach thereof by Grantor, by the Mortgaged Property or otherwise. If any right or interest of Agent or Holders in the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee, Agent, and Holders, or any of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Agent or Holders, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be due and payable upon demand (which obligation Grantor hereby promises to pay) owing by Grantor to Agent, Holders or Trustee (as the case may be), and the party (Agent, Holders or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment. Agent, Holders, or Trustee (as the case may be) shall exercise their reasonable best efforts to notify Grantor prior to taking any such steps or incurring any such expenditures, except in the case of exigent circumstances.

     (c) TAXES AND OTHER IMPOSITIONS. Except to the extent of reserves required pursuant to SECTION 2.1(E), Grantor will pay, or cause to be paid, prior to delinquency all taxes, assessments, and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, including but not limited to all ad valorem taxes assessed against the Mortgaged Property or any part thereof, and shall deliver promptly to Holder such evidence of the payment thereof as Agent may require, except that Grantor may contest taxes, assessments, and other charges or levies in good faith by appropriate proceedings if Grantor has established reserves in accordance with GAAP or obtained other security (in each case reasonably acceptable to Agent).

     (d) INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense:
(1) mortgagee title insurance issued to Agent, for the benefit of Holders, covering the Premises as required by Agent; (2) all-risk insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Agent may require, in an amount not less than 100% of the full replacement cost (exclusive of costs of excavations, foundations, underground utilities and footings), including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Agent from becoming a coinsurer, such insurance to be in Builder's Risk (nonreporting) form during and with respect to any construction on the Premises; (3) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the aggregate principal face amount of the Notes or the amount required by Agent; (4) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Grantor, Agent, and Holders as additional named insureds; (5) statutory workers' compensation insurance with respect to any work on or about the Premises; and
(6) such other insurance on the Mortgaged Property as may from time-to-time be reasonably required by Agent and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use, and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form reasonably satisfactory to Agent, and shall require not less than thirty (30) days' prior written notice to Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability, or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Agent's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon the request of Agent and at Grantor's expense, obtain and deliver to Agent a like policy (or, if and to the extent permitted by Agent, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be. Without limiting the discretion of Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgage clause (without contribution) naming Agent as mortgagee with loss proceeds payable to Agent, for the benefit of Lenders, notwithstanding: (i) any act, failure to act, or negligence of or violation of any warranty, declaration, or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Agent or any Holder under the Loan Documents; or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. A copy of the original policy and a satisfactory certificate of insurance shall be delivered to Agent at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Agent, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Agent evidence satisfactory to Agent of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Agent, for the benefit of Holders, shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Agent. While a default exists, Agent shall have the right (but not the obligation) to make proof of loss for, settle, and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Mortgaged Property, and the expenses incurred by Agent in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Agent on demand. Agent shall not be, under any circumstances, liable or responsible for the obtaining, maintaining, or adequacy of any insurance or for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Agent shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including reasonable attorneys' fees, at Agent's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as provided in the Credit Agreement, whether or not due. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Mortgaged Property.

     If there is loss or damage to the Mortgaged Property, then the Mortgaged Property may, at the request of Grantor, be removed from the Borrowing Base (as defined in the Credit Agreement) and all or a portion of the insurance proceeds shall be delivered to Grantor, so long as, after giving effect to such removal and delivery of insurance proceeds, no default exists and the remaining Borrowing Base exceeds the Obligation (as defined in the Credit Agreement).

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     Subject to the immediately preceding paragraph, if there is loss or damage to the Mortgaged Property, then Agent shall, on behalf of Holders, use such insurance proceeds to allow Grantor, upon Grantor's written request within twenty (20) days of a loss, to restore or rebuild the Mortgaged Property, provided that all of the following conditions are satisfied: (i) Agent determines, in its reasonable discretion, that it is economically, financially, and practically feasible to repair and restore the Mortgaged Property to substantially the same character as prior to such damage or destruction on or before sixty (60) days prior to the Termination Date (as defined in the Credit Agreement), which must be a date not more than six (6) months following the date such insurance proceeds are received by Agent; (ii) the total cost of repairing and restoring the Mortgaged Property to its previous condition, as estimated by an consultant approved by Agent, shall not be greater than the amount of such insurance proceeds together with any sums that Grantor deposits with Agent in advance for the purpose of paying for the cost of such repairs and restoration;
(iii) such restoration and repair shall be accomplished in accordance with the requirements and conditions relating to advancement and disbursement of funds determined by Agent; (iv) no default exists; and (v) Grantor shall provide Agent with evidence that the loss or damage to the Mortgaged Property will not result in termination of the tenancy of the existing tenants in the Mortgaged Property occupying more than thirty-three and one-third percent (33-1/3%) of the rentable square footage of the Mortgaged Property, including, if requested by Agent, appropriate estoppel letters from such tenants and/or evidence that Grantor has obtained substitute tenants. The Mortgaged Property shall be repaired and restored so as to be of at least equal value in substantially the same character as prior to such damage or destruction. Notwithstanding the foregoing, Lender shall have no obligation to Borrower to provide such proceeds to restore the Mortgaged Property if the sums referred to in (ii) are not sufficient to pay the costs of the restoration.

     If such proceeds are made available by Agent to Grantor, any surplus which may remain out of said insurance proceeds after payment of all costs and expenses of such repair and restoration shall, at the option of Lender, be applied first, to any expenses payable by Grantor pursuant to the Credit Agreement, second, to accrued but unpaid interest on the secured indebtedness, third, to outstanding principal of the secured indebtedness, and fourth, returned to Grantor.

     (e) RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. Upon request of Agent while a default exists, to secure certain of Grantor's obligations in paragraphs
(c) and (d) above, but not in lieu of such obligations, Grantor will deposit with Agent a sum equal to ad valorem taxes, assessments, and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Agent and prorated to the end of the calendar month following the month during which Agent's request is made, and thereafter will deposit with Agent, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time-to-time by Agent) to permit Agent to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Agent for future use or refunded to Grantor, at Agent's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Agent. All such funds so deposited shall bear no interest, may be mingled with the general funds of Agent, and shall be applied by Agent toward the payment of such taxes, assessments, charges, and premiums when statements therefore are presented to Agent by Grantor (which statements shall be presented by Grantor to Agent a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Agent's option be applied to the payment of the secured indebtedness in the order provided in the Credit Agreement, and that Agent may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges,

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

or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Mortgaged Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Agent under this paragraph but subject to the rights of Agent hereunder.

     (f) CONDEMNATION. Grantor shall notify Agent immediately of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Agent shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Agent shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Mortgaged Property. Grantor shall, promptly upon request of Agent, execute such additional assignments and other documents as may be necessary from time-to-time to permit such participation and to enable Agent to collect and receipt for any such sums. All such sums are hereby assigned to Agent, for the benefit of Holders, and shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including reasonable attorneys' fees, at Agent's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration of the Mortgaged Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as provided in the Credit Agreement, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Agent shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor. Agent is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment, or decree. All costs and expenses (including but not limited to attorneys' fees) incurred by Agent in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent pursuant to this Deed of Trust.

     (g) COMPLIANCE WITH LEGAL REQUIREMENTS. The Mortgaged Property and the use, operation, and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (defined below). The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Mortgaged Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health, and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property which Grantor (as opposed to any tenant) is required to maintain. If Grantor receives a notice or claim from any person that the Mortgaged Property, or any use, activity, operation, or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Agent. Grantor has received no notice and has no knowledge of any such noncompliance. As used in this Deed of Trust: (i) the term "LEGAL REQUIREMENT" means any law (defined below), agreement, covenant, restriction, easement, or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "LAW" means any federal, state, or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction, or decree, domestic or foreign.

     (h) MAINTENANCE, REPAIR AND RESTORATION. Grantor will keep the Mortgaged Property in good order, repair, operating condition, and appearance, causing all necessary repairs, renewals,

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

replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be misused, abused, or wasted or to deteriorate, ordinary wear and tear excepted. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Agent, (i) remove from the Mortgaged Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), or (ii) make any structural alteration to the Mortgaged Property or any other alteration thereto which materially and adversely impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor shall give prompt notice thereof to Agent and Grantor shall promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace, and rebuild the Mortgaged Property as nearly as possible to its value, condition, and character immediately prior to the damage, loss or destruction, unless the Mortgaged Property is removed from the Borrowing Base as provided in SECTION 2.1(D).

     (i) NO OTHER LIENS. Except as otherwise permitted in the Credit Agreement, Grantor will not, without the prior written consent of Agent, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Agent, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Mortgaged Property and will not acquire any fixtures, equipment or other property forming a part of the Mortgaged Property pursuant to a lease, license, security agreement, or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Agent, except for equipment leases entered into in the ordinary course of Grantor's business. If Agent consents to the voluntary grant by Grantor of any lien, security interest, or other encumbrance (hereinafter called "SUBORDINATE DEED OF TRUST") covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Deed of Trust, any such Subordinate Deed of Trust shall contain express covenants to the effect that: (1) the Subordinate Deed of Trust is unconditionally subordinate to this Deed of Trust and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Deed of Trust, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Agent;
(3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Deed of Trust, shall be applied first to the payment of the secured indebtedness then due and expenses incurred in the ownership, operation, and maintenance of the Mortgaged Property in such order as provided in the Credit Agreement, prior to being applied to any indebtedness secured by the Subordinate Deed of Trust; (4) written notice of default under the Subordinate Deed of Trust and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Deed of Trust or to seek the appointment of a receiver for all or any part of the Mortgaged Property shall be given to Agent with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Deed of Trust, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor's rights hereunder without the prior written consent of Agent.

     (j) OPERATION OF MORTGAGED PROPERTY. Grantor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Mortgaged Property occupied so as not

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to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Mortgaged Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Grantor will not, without the prior written consent of Agent (such consent of Agent not to be unreasonably withheld), impose any easement, restrictive covenant, or encumbrance upon the Mortgaged Property, except for easements that do not materially and adversely affect the Mortgaged Property, execute or file any subdivision plat or condominium declaration affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality. Grantor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be materially and adversely lessened. Grantor will preserve, protect, renew, extend, and retain all material rights and privileges granted for or applicable to the Mortgaged Property. Without the prior written consent of Agent, there shall be no drilling or exploration for or extraction, removal, or production of any mineral, hydrocarbon, gas, natural element, compound, or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation, and development of the Mortgaged Property to be promptly paid, except for debts and liabilities being contested in good faith by appropriate proceedings and for which Grantor has established reserves in accordance with GAAP or obtained other security (in each case reasonably acceptable to the Administrative Agent).

     (k) CERTAIN ENVIRONMENTAL MATTERS.

          (i) DEFINITIONS. As used in this Deed of Trust: (1) "ENVIRONMENTAL CLAIM" means any investigative, enforcement, cleanup, removal, containment, remedial, or other governmental or regulatory action at any time threatened, instituted, or completed pursuant to any applicable Environmental Requirement against Grantor or against or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, and any claim at any time threatened or made by any person against Grantor or against or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substance; (2) "ENVIRONMENTAL REQUIREMENT" means any Legal Requirement which pertains to ground or air or water or noise pollution or contamination, underground or aboveground tanks, health or the environment, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Texas Water Code and the Texas Solid Waste Disposal; and (3) "HAZARDOUS SUBSTANCE" means any substance, whether solid, liquid or gaseous: (a) which is listed, defined or regulated as a "hazardous substance," "hazardous waste" or "solid waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or (b) which is or contains petroleum products, asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, or explosive or radioactive material; or (c) which causes or poses a threat to cause a contamination or nuisance on the Mortgaged Property or on any adjacent property or a hazard to the environment or to the health or safety of persons on the Mortgaged Property. As used in this PARAGRAPH (K), the word "on" when used with respect to the Mortgaged Property or adjacent property means "on, in, under, above or about."


          (ii) REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Agent and Holders, without regard to whether Agent or any Holder has or hereafter obtains any knowledge or report of the environmental condition of the Mortgaged Property, that (except as specifically disclosed to

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Agent in a written environmental report or other writing delivered by Grantor to
Agent prior to the date of execution hereof): (1) during the period of Grantor's ownership of the Mortgaged Property, the Mortgaged Property has not been used for industrial or manufacturing purposes, for landfill, dumping or other waste disposal activity or operation, for generation, storage, use, sale, treatment, processing, recycling, or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on the Mortgaged Property except for (A) the storage and use of cleaning and maintenance materials, used and stored in commercially reasonable quantities and in compliance with applicable Environmental Requirements, and (B) light manufacturing and distribution activities of tenants, in compliance with applicable Environmental Requirements, provided that such tenants are not primarily engaged in the treatment, processing, recycling, or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on the Mortgaged Property; (2) to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, no use of the Mortgaged Property described in clause (1) preceding occurred at any time prior to the period of Grantor's ownership of the Mortgaged Property nor did any such use on any adjacent property occur during or at any time prior to the period of Grantor's ownership of the Mortgaged Property, and there is no Hazardous Substance, storage tanks (or similar vessel), sump or well on the Mortgaged Property; (3) Grantor has received no notice and has no knowledge of any Environmental Claim or any completed, pending, proposed or threatened investigation or inquiry concerning the presence or release of any Hazardous Substance on the Mortgaged Property or on any adjacent property or concerning whether any condition, use or activity on the Mortgaged Property or on any adjacent property is in violation of any Environmental Requirement; (4) the present conditions, uses, and activities on the Mortgaged Property do not violate any Environmental Requirement and the use of the Mortgaged Property which Grantor (and each tenant and subtenant, if any) makes and intends to make of the Mortgaged Property complies and will comply with all applicable Environmental Requirements; (5) the Mortgaged Property is not currently on, and to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, has never been on, any federal or state "superfund" or "superlien" list; and (6) neither Grantor, nor to Grantor's knowledge any tenant or subtenant, has obtained or is required to obtain any permit or other authorization to construct, occupy, operate, use, or conduct any activity on any of the Mortgaged Property by reason of any Environmental Requirement.

          (iii) VIOLATIONS. Grantor will not cause, commit, permit or allow to continue any violation of any Environmental Requirement by Grantor or by or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, or the attachment of any environmental lien to the Mortgaged Property. Grantor will not place, install, dispose of, or release, or cause, permit or allow the placing, installation, disposal or release of, any Hazardous Substance or storage tank (or similar vessel) on the Mortgaged Property and will keep the Mortgaged Property free of any Hazardous Substance, if the failure to do any of the foregoing would subject the Mortgaged Property to remediation or reporting requirements under any Environmental Requirement, except for (A) the storage and use of cleaning and maintenance materials, used and stored in commercially reasonable quantities in compliance with applicable Environmental Requirements, and (B) light manufacturing and distribution activities of tenants, in compliance with applicable Environmental Requirements, provided that such tenants are not primarily engaged in the treatment, processing, recycling, or disposal of any Hazardous Substance.

          (iv) NOTICE TO AGENT. Grantor will promptly advise Agent in writing of any Environmental Claim or of the discovery of any Hazardous Substance on the Mortgaged Property, as soon as Grantor first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or Hazardous Substance and all relevant circumstances.

          (v) SITE ASSESSMENTS AND INFORMATION. If Agent shall ever have reason to believe that any Hazardous Substance affects the Mortgaged Property, or if any Environmental Claim is made or threatened, or if a default shall have occurred, Grantor will at its expense provide to Agent from time-to-time, in each case within thirty (30) days of Agent's request, a report (including all drafts thereof if

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requested by Agent) of an environmental assessment of the Mortgaged Property made after the date of Agent's request and of such scope (including but not limited to the taking of soil borings, air and groundwater samples and other above and below ground testing) as Agent may request and by a consulting firm acceptable to Agent. Grantor will cooperate with each consulting firm making any such assessment and will supply to the consulting firm, from time-to-time and promptly on request, all information available to Grantor to facilitate the completion of the assessment and report.

          (vi) REMEDIAL ACTIONS. Without limitation of Agent's rights to declare a default and to exercise all remedies available by reason thereof, if any Hazardous Substance is discovered on the Mortgaged Property at any time and regardless of the cause, Grantor shall: (1) promptly at Grantor's sole risk and expense remove, treat, and dispose of the Hazardous Substance in compliance with all applicable Environmental Requirements and solely under Grantor's name (or if removal is prohibited by any Environmental Requirement, take whatever action is required by applicable Environmental Requirements), in addition to taking such other action as is necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Loan Documents, and provide Agent with satisfactory evidence thereof; and (2) if requested by Agent, provide to Agent within thirty (30) days of Agent's request a bond, letter of credit, or other financial assurance evidencing to Agent's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by clause (1) preceding and to discharge any assessments or liens established against the Mortgaged Property as a result of the presence of the Hazardous Substance on the Mortgaged Property.

     (l) FURTHER ASSURANCES. Grantor will, promptly on request of Agent: (i) correct any defect, error, or omission which may be discovered in the contents, execution, or acknowledgment of this Deed of Trust or any other Loan Document;
(ii) execute, acknowledge, deliver, procure, and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by Agent to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits, and other instruments and do such further acts as may be reasonably necessary, desirable, or proper in the reasonable determination of Agent to enable Agent to comply with the requirements or requests of any agency having jurisdiction over Agent or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent pursuant to this Deed of Trust.

     (m) FEES AND EXPENSES. Without limitation of any other provision of this Deed of Trust or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Agent and/or Trustee on demand to the extent paid by Agent and/or Trustee all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the enforcement of any obligation of Grantor, hereunder.

     (n) INDEMNIFICATION.

         (i) Grantor will indemnify and hold harmless Agent, Holders, and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (defined below). For purposes of this paragraph (p), the terms "Agent," "Holder," and "Trustee" shall include the directors, officers, partners, employees, and agents of Agent, each Holder, and Trustee, respectively, and any persons

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owned or controlled by, owning or controlling, or under common control or affiliated with any Agent, Holder, or Trustee, respectively. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this PARAGRAPH (N) by Grantor to Agent, any Holder, and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent, any Holder, and/or Trustee pursuant to this Deed of Trust. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other Loan Document shall limit or impair any rights or remedies of Agent, any Holder, and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement or any applicable Legal Requirement.

          (ii) As used herein, the term "INDEMNIFIED MATTERS" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs, and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by, Agent, any Holder, and/or Trustee at any time and from time-to-time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with this Deed of Trust or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever at any time on or before the Release Date, any act performed or omitted to be performed hereunder or under any other Loan Document on or before the Release Date, any breach by Grantor of any representation, warranty, covenant, agreement, or condition contained in this Deed of Trust or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) and any Environmental Matter (defined below) on or before the Release Date. As used herein, the term "ENVIRONMENTAL MATTER" means: (a) the presence of any Hazardous Substance on, in, under, above, or about the Mortgaged Property, or the migration or release or threatened migration or release of any Hazardous Substance on, to, from, or through the Mortgaged Property, on or at any time before the Release Date; or (b) any act, omission, event, or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport, or disposal of any Hazardous Substance which is at any time on or before the Release Date present on, in, under, above or about the Mortgaged Property; or (c) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or (d) any Environmental Claim, or the filing or imposition of any environmental lien against the Mortgaged Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in clauses (a) through (c) preceding; and regardless of whether any of the matters referred to in the foregoing clauses (a) through (d) was caused by Grantor or Grantor's tenant or any subtenant, or a prior owner of the Mortgaged Property or its tenant or any subtenant, or any third party. Without limitation of the definition of Indemnified Matters herein, Grantor's indemnification obligations regarding any Environmental Matter shall include injury or damage to any person, property or natural resource occurring upon or off of the Mortgaged Property (including but not limited to the cost of demolition and rebuilding of any improvements on real property), the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring, or similar work required by any Environmental Requirement or necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Loan Documents (including, without

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limitation, any of the same in connection with any foreclosure, or transfer in lieu thereof), and all liability to pay or indemnify any person for costs in connection with any of the foregoing. The term "RELEASE DATE" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Deed of Trust has been released, or (ii) the date on which the lien of this Deed of Trust is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Mortgaged Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors, and assigns; provided, that if such payment, performance, release, foreclosure, or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed, or withdrawn with prejudice. The indemnities in this PARAGRAPH (N) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

     (o) RECORDS AND FINANCIAL REPORTS. Grantor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Mortgaged Property and the operation thereof, and upon reasonable notice will permit all such books and records to be inspected and copied, and, subject to rights of tenants, the Mortgaged Property to be inspected and photographed, by Agent and its representatives upon reasonable notice and during normal business hours and at any other reasonable times. Without limitation of other or additional requirements in any of the other Loan Documents, Grantor will furnish to Agent current operating statements itemizing all income and expenses of the Mortgaged Property, for each month (and for the fiscal year through the end of such month) as soon as reasonably practicable but in any event within thirty (30) days after the end of such month and for each fiscal year of Grantor within ninety (90) days after the end thereof including also a projection of such operations for the next fiscal year. Each financial statement submitted pursuant to this paragraph shall be certified in writing as true and correct by Grantor (or if Grantor is not a natural person, by a representative of Grantor acceptable to Agent). Grantor will furnish to Agent at Grantor's expense all evidence which Agent may from time-to-time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Mortgaged Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Agent shall be for Agent's protection only, and shall not constitute any assumption of responsibility to Grantor or anyone else with regard to the condition, construction, maintenance, or operation of the Mortgaged Property nor Agent's approval of any certification given to Agent nor relieve Grantor of any of Grantor's obligations. Grantor consents to the delivery by Agent to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the secured indebtedness such information as Agent now or hereafter has relating to the Mortgaged Property, Grantor, any party obligated for payment of any part of the secured indebtedness, any tenant or guarantor under any lease affecting any part of the Mortgaged Property and any agent or guarantor under any management agreement affecting any part of the Mortgaged Property.

     (p) TAXES ON NOTES OR DEED OF TRUST. Grantor will promptly pay all income, franchise, and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Credit Agreement, the Notes, this Deed of Trust, or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Agent, Holders, the Credit Agreement, the Notes, the Mortgaged Property, or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Agent the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest

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of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the indebtedness secured hereby or Agent, then, and in any such event, Grantor, upon demand by Agent, shall pay such taxes, assessments, charges or liens, or reimburse Agent therefor; provided, however, that if in the opinion of counsel for Agent (i) it might be unlawful to require Grantor to make such payment or
(ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, then Agent, at the direction of the Required Lenders (as defined in the Credit Agreement), may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

     (q) STATEMENT CONCERNING NOTES OR DEED OF TRUST. Grantor shall at any time and from time-to-time furnish within seven (7) days of request by Agent a written statement in such form as may be required by Agent stating that (i) the Credit Agreement the Notes, this Deed of Trust, and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms subject to general principles of equity and applicable debtor relief laws affecting the rights of creditors generally; (ii) the unpaid principal balance of the Notes; (iii) the date to which interest on the Notes is paid; (iv) the Credit Agreement, the Notes, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and
(v) there are no offsets or defenses against the enforcement of the Credit Agreement, the Notes, this Deed of Trust, or any other Loan Document. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

     Section 2.2. PERFORMANCE BY AGENT ON GRANTOR'S BEHALF. Grantor agrees that, if Grantor fails to perform any act or to take any action which under any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Agent, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Agent and any money so paid by Agent shall be payable promptly following demand (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Agent, upon making such payment, shall be subrogated to all of the rights of the person, entity, or body politic receiving such payment. Upon reasonable notice and subject to the rights of tenants, Agent and its designees shall have the right to enter upon the Mortgaged Property at any time and from time-to-time for any such purposes. No such payment or performance by Agent shall waive or cure any default or waive any right, remedy or recourse of Agent or any Holder. Any such payment may be made by Agent in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Grantor to Agent or any Holder pursuant to this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Credit Agreement for interest on past-due principal owed on the Notes but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Agent and to Holders promptly following demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Agent hereunder and the time when paid shall be fully established by the certificate of Agent or any of Agent's officers or agents. Agent shall exercise its reasonable best efforts to notify Grantor prior to taking any such steps or incurring any such expenditures, except in the case of exigent circumstances.

     Section 2.3. ABSENCE OF OBLIGATIONS OF AGENT OR HOLDERS WITH RESPECT TO MORTGAGED PROPERTY. Notwithstanding anything in this Deed of Trust to the contrary, including, without limitation, the definition of "Mortgaged Property" and/or the provisions of ARTICLE 3 hereof, (i) to the extent permitted by applicable law, the Mortgaged Property is composed of Grantor's rights, titles and interests therein but not Grantor's obligations, duties, or liabilities pertaining thereto, (ii) neither Agent nor any Holder assumes nor shall have any obligations, duties, or liabilities in connection with any portion of the items described in the

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definition of "Mortgaged Property" herein, either prior to or after obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Agent may, at any time prior to or after the acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of Agent's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties, and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that neither Agent nor any Holder shall have any obligations, duties, or liabilities prior to or after acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchaser or seller under any contract or option unless Agent or such Holder elects otherwise by written notification.

                                   ARTICLE 3

                   COLLATERAL ASSIGNMENT OF RENTS AND LEASES

     Section 3.1. ASSIGNMENT. As additional security for the indebtedness secured hereby, Grantor hereby assigns to Agent, for the benefit of Holders, all Rents (hereinafter defined) and all of Grantor's rights in and under all Leases (hereinafter defined). Upon the occurrence of a default hereunder, Agent shall have the right, power, and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Agent to entitle Agent to immediate and direct payment of the Rents, (including delivery to Agent of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Deed of Trust, all without the necessity of any further action by Agent, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Mortgaged Property. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Agent upon written demand by Agent, without further consent of Grantor, without any obligation to determine whether a default has in fact occurred and regardless of whether Agent has taken possession of any portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Agent to the tenants. Any such payment to Agent shall constitute payment to Grantor under the Leases, and Grantor hereby appoints Agent as Grantor's lawful attorney-in-fact for giving, and Agent is hereby empowered to give, acquittances to any tenants for such payments to Agent after a default. The assignment contained in this SECTION shall become null and void upon the release of this Deed of Trust. As used herein: (i) "LEASE" means each existing or future lease, sublease (to the extent of Grantor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Mortgaged Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "RENTS" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (as hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Mortgaged Property.

     Section 3.2. COVENANTS, REPRESENTATIONS AND WARRANTIES CONCERNING LEASES AND RENTS.

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Grantor covenants, represents, and warrants that: (i) Grantor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (ii) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (iii) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged, or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (iv) no Rents have been waived, released, discounted, set off, or compromised except in the ordinary course of Grantor's business; (v) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (vi) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the leases to the extent enforcement is prudent under the circumstances; (vii) Grantor will not (except in the ordinary course of Grantor's business so long as no default exists) without the prior written consent of Agent, waive, release, discount, set off, compromise, reduce, or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release, or otherwise modify any other material obligation under any Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise; (viii) Grantor will not, except in good faith where the tenant is in material default thereunder or in the ordinary course of Borrower's business so long as no default exists, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing, in Agent's judgment, at least equivalent to that of the tenant whose Lease was canceled, on substantially the same terms as the terminated or canceled Lease;
(ix) Grantor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (x) Grantor shall give prompt notice to Agent, as soon as Grantor first obtains notice the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, and Grantor shall defend, at Grantor's expense, any proceeding pertaining to any Lease, including, if Agent so requests, any such proceeding to which Agent is a party; (xi)
Grantor shall as often as requested by Agent (but not more often than once each calendar month), within ten (10) days of each request, deliver to Agent a complete rent roll of the Mortgaged Property in such detail as Agent may reasonably require, and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Grantor, and deliver to such of the tenants and others obligated under the Leases specified by Agent written notice of the assignment in SECTION 3.1 hereof in form and content satisfactory to Agent; (xii) promptly upon request by Agent, Grantor shall deliver to Agent executed originals of all Leases and copies of all records relating thereto; (xiii) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Agent; and (xiv) Agent may at any time and from time-to-time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate; and (xv) the Leases and all of each lessee's rights thereunder are, shall be, and shall remain subordinate and inferior to this Deed of Trust, the other Loan Documents, and the liens and security interests created hereby and thereby. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

     Section 3.3. NO LIABILITY OF AGENT OR HOLDER. Agent's acceptance of this assignment shall not be deemed to constitute Agent a "mortgagee in possession," nor obligate Agent to appear in or defend any proceeding relating to any Lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Agent. Neither Agent nor any Holder shall be liable for any injury or damage to person or property in or about the Mortgaged Property, or for Agent's failure to collect or to exercise diligence in collecting Rents,

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but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Agent's rights regarding Leases and Rents (including collection of Rents) nor possession of the Mortgaged Property by Agent nor Agent's consent to or approval of any Lease (nor all of the same), shall render Agent liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Agent seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Agent neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Agent under this ARTICLE 3 shall be cumulative of all other rights of Agent under the Loan Documents or otherwise.

                                 ARTICLE 4

                                 DEFAULT

     Section 4.1. EVENTS OF DEFAULT. The occurrence of any one of the following shall be a default under this Deed of Trust ("DEFAULT"):

     (a) CREDIT AGREEMENT.  A Default under the Credit Agreement.

     (b) TRANSFER OF THE MORTGAGED PROPERTY. Except as otherwise permitted in the Loan Documents, any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Mortgaged Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Deed of Trust or of any other Loan Document. Agent may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Agent may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Agent in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Agent may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Agent may require.

     (c) ABANDONMENT. The owner of the Mortgaged Property abandons any of the Mortgaged Property.

     (d) DEFAULT UNDER OTHER LIEN. A default or event of default occurs under any lien, security interest, or assignment covering the Mortgaged Property or any part thereof (whether or not Agent has consented, and without hereby implying Agent's consent, to any such lien, security interest, or assignment not created hereunder), or the holder of any such lien, security interest, or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

     (e) ENFORCEABILITY; PRIORITY. The liens, mortgages, or security interests of Agent in any of the Mortgaged Property, for the benefit of Lenders, become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the secured indebtedness, unless the Mortgaged Property is removed from the Borrowing Base and, after giving effect thereto, no default exists

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and the remaining Borrowing Base exceeds the Obligation.

     (f) OTHER LOAN DOCUMENTS. A default or event of default occurs under any Loan Document, other than this Deed of Trust, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document.

     Section 4.2 NOTICE AND CURE. If any provision of this Deed of Trust or any other Loan Document provides for Agent to give to Grantor any notice regarding a default or incipient default, then if Agent shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Notes and the secured indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Agent, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

                                 ARTICLE 5

                                 REMEDIES

     Section 5.1. CERTAIN REMEDIES. If a default shall occur and be continuing, Agent may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

     (a) ACCELERATION. Agent may at any time and from time-to-time declare any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. Without limitation of the foregoing, upon the occurrence of a default described in Section 10.3 of the Credit Agreement, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration, or act of any kind, all of which are hereby expressly waived by Grantor.

     (b) ENFORCEMENT OF ASSIGNMENT OF RENTS. Prior or subsequent to taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Agent may: (1) collect and/or sue for the Rents in Agent's own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys' fees and expenses, apply the net proceeds thereof to the secured indebtedness in such manner and order as Agent may elect and/or to the operation and management of the Mortgaged Property, including the payment of management, brokerage, and reasonable attorneys' fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Agent together with original counterparts of the Leases.

     (c) FORECLOSURE. Upon the occurrence of a default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Agent to sell the Mortgaged Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Mortgaged Property is located are contiguous, if the Mortgaged Property is located in more than one county) in the State of Texas in which any part of the Mortgaged Property is

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situated, at public vendue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Agent may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Agent shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Trustee may, after any request or direction by Agent, sell not only the real property but also the Collateral and other interests which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for Trustee to have taken possession of any part of the Mortgaged Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Agent), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time-to-time and as many times as Agent may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the power of sale hereunder and Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Agent's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

     (d) UNIFORM COMMERCIAL CODE. Without limitation of Agent's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Agent may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Texas Business and Commerce Code as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Agent may enter upon Grantor's premises to take possession of,

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assemble and collect the Collateral or, to the extent and for those items of the
Collateral permitted under applicable law, to render it unusable; (2) Agent may require Grantor to assemble the Collateral and make it available at a place
Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner ifheld contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in paragraph (c) above in this SECTION 5.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of Agent, be sold as a whole; (6) it shall not be necessary that Agent take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this SECTION is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under SECTION 5.3 hereof, the costs and expenses incident to disposi tion shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Agent; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Agent having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Agent.

     (e) LAWSUITS. Agent may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

     (f) ENTRY ON MORTGAGED PROPERTY. Agent is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Mortgaged Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. Agent shall not be deemed to have taken possession of the Mortgaged Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Agent in managing, operating, maintaining, protecting or preserving the Mortgaged Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Agent pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Agent may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Agent pursuant to this SECTION, Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property or any part thereof, or from any act or omission of Agent in managing the Mortgaged Property unless such loss is caused by the willful misconduct and bad faith of Agent, nor shall Agent be obligated to perform or discharge any obligation, duty, or liability of Grantor arising under any lease or other agreement relating to the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Agent with respect to the Mortgaged Property taken under this SECTION.

     (g) RECEIVER. Agent shall as a matter of right be entitled to the appointment of a receiver or

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receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Agent to application of Rents as provided in this Deed of Trust. Nothing herein is to be construed to deprive Agent of any other right, remedy, or privilege it may have under the law to have a receiver appointed. Any money advanced by Agent in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Agent pursuant to this Deed of Trust.

     (h) TERMINATION OF COMMITMENT TO LEND. Agent may terminate any commitment or obligation of Holders to lend or disburse funds under any Loan Document.

     (i) OTHER RIGHTS AND REMEDIES. Agent and each Holder may exercise any and all other rights and remedies which Agent and such Holder may have under the Loan Documents, or at law or in equity or otherwise.

     Section 5.2. EFFECTIVE AS DEED OF TRUST. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Property to Agent, for the benefit of Holders. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Notes and/or any other secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Agent or any Holder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Deed of Trust, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust.

     Section 5.3. PROCEEDS OF FORECLOSURE. The proceeds of any sale held by Trustee or Agent or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied to the secured indebtedness as provided in the Credit Agreement.

     Section 5.4. AGENT AS PURCHASER. Agent, for itself or on behalf of Holders, shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Holders shall have the right to credit upon the amount of Agent's successful bid, to the extent necessary to satisfy such bid, all or any part of the secured indebtedness in such manner and order as required by the Credit Agreement.

     Section 5.5. FORECLOSURE AS TO MATURED DEBT. Upon the occurrence of a default, Agent shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in SECTION 5.3 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

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     Section 5.6.  REMEDIES CUMULATIVE. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee, Agent and Holders shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

     Section 5.7. AGENT'S AND HOLDERS' DISCRETION AS TO SECURITY. Agent and Holders may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as provided in the Credit Agreement, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens, or security interests evidenced by this Deed of Trust.

     Section 5.8. GRANTOR'S WAIVER OF CERTAIN RIGHTS. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Agent under the terms of this Deed of Trust to a sale of the Mortgaged Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Agent under the terms of this Deed of Trust to the payment of the secured indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to Chapter 34 of the Texas Business and Commerce Code, or any other provision of Texas law, pertaining to the rights and remedies of sureties. If any law referred to in this SECTION and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Property might take advantage despite this SECTION, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this SECTION.

     Section 5.9. DELIVERY OF POSSESSION AFTER FORECLOSURE. In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

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                                   ARTICLE 6

                                 MISCELLANEOUS

     Section 6.1. SCOPE OF DEED OF TRUST. This Deed of Trust is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and a collateral assignment, and also covers proceeds and fixtures.

     Section 6.2. EFFECTIVE AS A FINANCING STATEMENT. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the Texas Business and Commerce Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other Mortgaged Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth at the end of this Deed of Trust and the address of Agent from which information concerning the security interests hereunder may be obtained is the address of Agent set forth at the end of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this SECTION.

     Section 6.3. NOTICE TO ACCOUNT DEBTORS. In addition to the rights granted elsewhere in this Deed of Trust, Agent may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Agent directly.

     Section 6.4. WAIVER BY AGENT. Agent may at any time and from time-to-time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Agent, any Holder or Trustee hereunder except to the extent specifically agreed to by Agent or any Holder in such writing.

     Section 6.5. NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of Agent hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Agent including, but not limited to, any renewal, extension or modification which Agent may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Agent may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Agent shall not release or impair the lien, security interest, or other security rights of Agent hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property

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(without implying hereby Agent's consent to any junior lien).

     Section 6.6. ACTS NOT CONSTITUTING WAIVER BY AGENT. Agent may waive any default without waiving any other prior or subsequent default. Agent may remedy any default without waiving the default remedied. Neither failure by Agent to exercise, nor delay by Agent in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time-to-time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Agent in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Agent of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     Section 6.7. GRANTOR'S SUCCESSORS. If the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Agent, and no extension of the time for the payment of the indebtedness secured hereby given by Agent shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Agent and any subsequent owner of the Mortgaged Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Deed of Trust or any other Loan Document. Nothing in this SECTION or elsewhere in this Deed of Trust shall be construed to imply Agent's consent to any transfer of the Mortgaged Property.

     Section 6.8. PLACE OF PAYMENT; FORUM. All secured indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Notes (or if no such designation is made, at the address of Agent indicated at the end of this Deed of Trust). Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable, and to the non exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Mortgaged Property is located, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the secured indebtedness. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated in this Deed of Trust, or at a subsequent address of Grantor of which Agent received actual notice from Grantor in

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accordance with this Deed of Trust, and service so made shall be complete five
(5) days after the same shall have been so mailed.

     Section 6.9. SUBROGATION TO EXISTING LIENS; VENDOR'S LIEN. To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Holder at Grantor's request, and Agent shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Agent is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Agent, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Credit Agreement and the Notes or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Property, no vendor's lien is waived; and Agent shall have, and is hereby granted, a vendor's lien on the Mortgaged Property as cumulative additional security for the secured indebtedness. Agent may foreclose under this Deed of Trust or under the vendor's lien without waiving the other or may foreclose under both.

     Section 6.10. APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

     Section 6.11. COMPLIANCE WITH USURY LAWS. It is the intent of Grantor, Agent, and Holders and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time-to-time in effect. All agreements between Agent, Holders, and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this SECTION which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Deed of Trust, the Credit Agreement, the Notes or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this SECTION and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Agent or any Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Notes or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holders do not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Holders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum

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Amount. As used in this SECTION, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Section 6.12. SUBSTITUTE TRUSTEE. The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. If Agent is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time-to-time acting hereunder.

     Section 6.13. NO LIABILITY OF TRUSTEE. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

     Section 6.14. RELEASE OF DEED OF TRUST. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all obligations, if any, of Holders for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Agent in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Agent, Holders, or Trustee shall survive discharge of the secured indebtedness and any foreclosure, release or termination of this Deed of Trust.

     Section 6.15. NOTICES. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided that, service of a notice required by Texas Property Code Section 51.002, as amended, shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This SECTION shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

     Section 6.16. INVALIDITY OF CERTAIN PROVISIONS. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 6.17. GENDER; TITLES; CONSTRUCTION. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular ARTICLE, SECTION, paragraph or provision. The term "person" and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

     Section 6.18. REPORTING COMPLIANCE. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Notes and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Agent to furnish Agent with evidence of such compliance.

     Section 6.19. AGENT'S CONSENT. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Agent is required or requested, (i) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Agent, and Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Agent's judgment, and (ii) no approval or consent of Agent shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Agent.

     Section 6.20. GRANTOR. Unless the context clearly indicates otherwise, as used in this Deed of Trust, "Grantor" means the grantors named in SECTION 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Agent that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

     Section 6.21. EXECUTION; RECORDING. This Deed of Trust has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Agent shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 6.22. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Agent and shall constitute covenants running with the Land. All references in this Deed of Trust to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

     Section 6.23. MODIFICATION OR TERMINATION. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

     Section 6.24. NO PARTNERSHIP, ETC. The relationship between Agent, Holders, and Grantor is solely that of agent, lender and borrower. Neither Agent nor any Holder has any fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor, Agent, or Holders or in any way make Agent or any Holder a co-principal with Grantor with reference to the Mortgaged Property. All agreed contractual duties between or among Agent, Holders, Grantor, and Trustee are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

     Section 6.25. APPLICABLE LAW. This Deed of Trust, and its validity, enforcement and interpretation, shall be governed by Texas law (without regard to any conflict of laws principles) and applicable United States federal law.

     Section 6.26. ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Grantor, Agent, and Holders with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor, Agent, and Holders with respect to the matters addressed in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Agent or Holders to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

     THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 [Remainder of Page Intentionally Left Blank;
                          Signature Pages to Follow.]

     IN WITNESS WHEREOF, this instrument is executed by Grantor as to the date first written on page 1 hereof.

The address and federal tax identification number of Grantor are:

-------------------------------------------  Grantor:

-------------------------------------------

-------------------------------------------

-------------------------------------------

Federal Tax No.
               ----------------------------


The address of Agent is (including county):

Bank One, Texas, N.A.
1717 Main Street
Dallas, Texas 75201
Attention:  Mr. Roderick Washington


The State of Texas          (S)
                            (S)
County of Dallas            (S)

     This instrument was acknowledged before me on _____________________________ ________________________, 1996 by ______________________________________________

_______________________________________________________________________________.

                                  ______________________________________________
(S E A L)                         Notary Public, State of Texas

                                   EXHIBIT A
                                      TO
                 DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
                            AND FINANCING STATEMENT

                                     LAND

                                   EXHIBIT B
                                      TO
                 DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
                            AND FINANCING STATEMENT

                            PERMITTED ENCUMBRANCES

                                   EXHIBIT G

                    FORM OF ASSIGNMENT OF LEASES AND RENTS

                        ASSIGNMENT OF LEASES AND RENTS

     THIS ASSIGNMENT OF LEASES AND RENTS (the "ASSIGNMENT") is made as of ________________, 19___, by PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("ASSIGNOR"), to BANK ONE, TEXAS, N.A., for itself and as Administrative Agent for the Lenders defined below (in such capacity, together with its successors and assigns, "ASSIGNEE").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     1. Assignor, Assignee, NationsBank of Texas, N.A., as Documentation Agent, and certain other lenders (such lenders together with Assignee in its capacity as a lender are collectively referred to herein as the "LENDERS") have entered into that certain Credit Agreement (as from time-to-time amended, supplemented, or restated, the "CREDIT AGREEMENT") dated as of October 17, 1996.

     2. Assignor has delivered those certain Revolving Credit Notes (together with all renewals, extensions, substitutions, replacements, and modifications thereof, the "NOTES"), dated of even date with the Credit Agreement in the aggregate original principal amount of $100,000,000.00, payable to the order of the Lenders.

     3. The obligations of Assignor under the Credit Agreement and the Notes are secured by, among other collateral, liens and security interests pursuant to that certain Deed of Trust, Assignment, Security Agreement, and Financing Statement (the "DEED OF TRUST") dated of even date herewith, executed by Assignor in favor of Robert F. Nelson, Trustee, covering certain real estate in ____________ County, _________, more fully described on EXHIBIT A attached hereto and incorporated herein by reference, along with the related and appurtenant improvements, fixtures and personal property, and related interests described therein (collectively, the "MORTGAGED PROPERTIES").

     4. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     5. The Mortgaged Properties are and, from time-to-time, may be, leased, in whole or in part, to certain third parties.

     6. The parties hereto wish to provide an additional source of payment of the Obligation (as such term is defined in the Credit Agreement).

     NOW, THEREFORE, for and in consideration of the loan made to Assignor by Lenders, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

                            ARTICLE I:  ASSIGNMENT

1.1 Assignor does hereby grant, transfer, and assign unto Assignee the following:

          A. All of Assignor's right, title, and interest in and to all present and future ground leases, space leases, subleases or other agreements or arrangements, whether written or oral, and all agreements for the use or occupancy of any portion of the Mortgaged Properties, together with any and all extensions or renewals of said leases and agreements and any and all future leases or agreements upon or covering the use or occupancy of all or any part of the Mortgaged Properties, all such leases, agreements, subleases, and tenancies, whether now or in the future existing, being hereinafter collectively referred to as the "LEASES;"

          B. Any and all guaranties of performance by lessees under any of the Leases; and

          C. The immediate and continuing right to collect and receive all of the rents, royalties, bonuses, income, receipts, revenues, issues, profits and other benefits derived from the Mortgaged Properties or any part thereof, or the occupation, use or enjoyment of the Mortgaged Properties, or any part thereof, or from any Lease, and including, but not limited to, minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges, tax and insurance premium contributions, and liquidated damages following default, premiums payable by any lessee upon the exercise of any cancellation privilege provided for in any of the Leases, and all proceeds payable under any policy of insurance covering the loss of rent resulting from untenantability caused by destruction or damage of the Mortgaged Properties, together with any and all rights and claims of any kind which Assignor may have against any lessee under the Leases or against any subtenants or occupants of the Mortgaged Properties, all such monies, rights and claims in this paragraph described being hereinafter referred to as the "RENTS."

1.2 A. Until Assignee notifies Assignor of a Default (as defined in the Credit Agreement), Assignor shall collect Rents directly from each lessee, sublessee, tenant, or other person having the right to occupy, use, or manage the Mortgaged Properties, or any part thereof, under the Leases (being hereinafter collectively referred to as the "LESSEES"), and the Lessees may pay Rents directly to Assignor, but Assignor covenants to hold the Rents in trust, to be applied, and Assignor covenants to apply the Rents, to (a) payment and performance of the Notes and the remaining Obligation and (b) reasonable and necessary expenses of and charges with respect to the ownership, maintenance and operation of the Mortgaged Properties, all before the Rents are applied by Assignor for any other purpose; provided, however, that Assignor shall not receive from any Lessee more than one (1) month's rental (but excluding security deposits) in advance of the accrual of such rental.

          B. 1. Upon receipt by Assignor from Assignee of notice of the occurrence of a Default and that Rents shall be paid directly to Assignee, Assignor is directed to pay directly to Assignee all Rents thereafter accruing. Rents so received by Assignee shall be applied by Assignee, at its option, in any order determined by Assignee, in its sole and unreviewable discretion, notwithstanding any instructions, directions or requests from Assignor to the contrary, to
          (a) the payment and performance of the Notes and the remaining Obligation, and/or (b) expenses of and charges with respect to the ownership, maintenance, and operation of the Mortgaged Properties (and including, at Assignee's option, the maintenance, without interest thereon, of one or more reserves for replacements, taxes and/or insurance), all before the Rents are applied for any other purpose not inconsistent with the Loan Documents.

          2. Upon receipt by Assignor, any manager of the Mortgaged Properties and/or any Lessee from Assignee of notice of the occurrence of a Default and that Rents shall be paid directly to Assignee, Assignor, such manager and/or any Lessee that receives notice of the occurrence of a Default are hereby authorized and directed to pay directly to Assignee all Rents thereafter accruing, and the receipt of Rents by Assignee shall be a release of each such manager and Lessee to the extent of all amounts so paid. Rents so received by Assignee shall be applied by Assignee, at its option, in any order determined by Assignee, in its sole and unreviewable discretion, notwithstanding any instructions, directions or requests from Assignor or any manager or Lessee to the contrary, to (a) the payment and performance of the Notes and the remaining Obligation, and/or (b) expenses of and charges with respect to the ownership, maintenance and operation of the Mortgaged Properties (and including, at Assignee's option, the maintenance, without interest thereon, of one or more reserves for replacements, taxes and/or insurance), all before the Rents are applied for any other purpose not inconsistent with the Loan Documents.

          3. Following satisfaction of the Obligation, this Assignment shall terminate, and all Rents shall be paid to Assignor as its interests may appear in the Leases.

                  ARTICLE II:  REPRESENTATIONS AND WARRANTIES

     To induce Assignee to loan funds, the obligation for the repayment of which is evidenced by the Notes and the Credit Agreement, Assignor does hereby represent and warrant to Assignee that the representations and warranties set forth in Section 3.2 of the Deed of Trust are true and correct.

                      ARTICLE III:  ASSIGNOR'S COVENANTS

     So long as this assignment remains in effect, Assignor covenants and agrees that (unless Assignee shall otherwise consent in writing) Assignor shall comply with the covenants and agreements of Assignor in Section 3.2 of the Deed of Trust.

                        ARTICLE IV:  ASSIGNEE'S RIGHTS

4.1 Upon or at any time after the occurrence and during the continuance of a Default, Assignee, at its option, without notice and without regard to the adequacy of any security for the Obligation, shall have the right, power, and authority, at its option, to exercise and enforce any or all of the following rights and remedies:

          A. To terminate the right granted in SECTION 1.2.A. hereof to Assignor to collect the Rents as aforesaid, and require that Assignor, the manager of the Mortgaged Properties and/or Lessees pay Rents to Assignee by giving notice as provided in SECTION 1.2.B., and, without taking possession, in Assignee's own name, to demand, collect, receive, sue for, attach, and levy upon the Rents, to give proper receipts, releases, and acquittances therefor and, after deducting all necessary and reasonable expenses of collection, including reasonable attorneys' fees, to apply the net proceeds thereof, together with any funds of Assignor deposited with Assignee, as provided in SECTION 1.2.B.;

          B. To exercise all of the rights and remedies provided for in the Notes, the Deed of Trust, the Credit Agreement, this Assignment, or any other instrument or document evidencing or securing the Notes or executed in connection therewith;

          C. Without regard to the adequacy of the Rents, with or without any action or proceeding, through any person or by any agent, or by the trustee(s) designated in the Deed of Trust, or by a receiver to be appointed by court, and irrespective of Assignor's possession, to enter upon, take possession of, manage, and operate the Mortgaged Properties, or any part thereof, to make, modify, enforce, cancel, or accept the surrender of any Lease, to remove and evict any lessee, to increase or reduce Rents, to decorate, to clean, and to make repairs, and to otherwise do any act or incur any costs or expenses that Assignee shall deem proper to collect the Rents assigned hereunder, as fully and to the same extent as Assignor could do if in possession, and in such event to apply any funds so collected to (i) the ownership, maintenance and operation of the Mortgaged Properties (and including, at Assignee's option, the maintenance, without interest thereon, of one or more reserves for replacements, taxes, and/or insurance), but in such order as Assignee shall deem proper, including payment of reasonable management, brokerage, and attorneys' fees, and (ii) the payment of the Obligation (as Assignee may in its sole discretion determine).

4.2 Neither the collection of the Rents and application thereof, nor the entry upon and taking possession of the Mortgaged Properties as contemplated in this ARTICLE shall cure or waive any default, waive, modify, or affect any notice of default given by Assignor to Assignee in accordance with the terms of this Assignment, the Credit Agreement, the Notes or any other Loan Document or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by Assignee, once exercised, shall continue for so long as Assignee shall elect, notwithstanding that its collection of the Rents may have cured for a time the original Default. If, after exercising rights under this ARTICLE, Assignee shall thereafter elect to discontinue the exercise of such right or remedy, the same or any other right or remedy under this ARTICLE may be reasserted at any time and from time-to-time following any subsequent Default.

4.3 None of the rights or remedies of the Assignee under any of the Loan Documents shall be delayed or in any way prejudiced by virtue of this Assignment, and this Assignment is intended to be cumulative of and in addition to all other rights and remedies granted to the Assignee.

                           ARTICLE V:  MISCELLANEOUS

5.1. Notwithstanding any provision in this Assignment to the contrary, upon full payment and satisfaction of the Obligation, this Assignment shall terminate, but the affidavit, certificate, letter or statement of any officer or agent of Assignee stating that any part of the Obligation remains unpaid or undischarged shall constitute conclusive evidence of the validity, effectiveness or continuing force of this Assignment, and any person, firm or corporation may, and is hereby authorized to, rely thereon. Written demand made by Assignee delivered to the manager of the Mortgaged Properties and/or any Lessee for payment of Rents by reason of the occurrence of any Default claimed by Assignee shall be sufficient evidence of each such manager's and such Lessee's obligation and authority to make all future payments of Rents to Assignee without the necessity for further consent by the Assignor. Assignor hereby indemnifies and agrees to hold each such manager and Lessee free and harmless from and against all liability, loss, cost, damage or expense suffered or incurred by such manager or Lessee by reason of its compliance with any demand for payment of Rents made by the Assignee contemplated by the preceding sentence.

5.2. If Assignee receives any Rents as provided in this Assignment, then the provisions of SECTION 6.11 of the Deed of Trust shall apply to the Rents received by Assignee.

5.3. The Assignee shall not be liable for any loss sustained by the Assignor resulting from the Assignee's failure to let the Mortgaged Properties after the occurrence of a Default, or from any other act or omission of the Assignee in managing the Mortgaged Properties after the occurrence of a Default, unless such loss is caused by the willful misconduct, gross negligence, or bad faith of the Assignee. Nor shall the Assignee be obligated to perform or discharge nor does the Assignee hereby undertake to perform or discharge any obligation, duty, or liability under the Leases or under or by reason of this Assignment and the Assignor shall, and does hereby agree to, indemnify the Assignee for, and to hold the Assignee harmless from, any and all liability, loss, or damage which may or might be incurred under the Leases or under or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against the Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in the Leases, except for the willful misconduct, gross negligence, or bad faith of Assignee. Should the Assignee incur any such liability under the Leases or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorneys' fees shall constitute a portion of the Obligation. And it is further understood that this Assignment shall not operate to place responsibility for the control, care, management, or repair of the Mortgaged Properties upon the Assignee, nor for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make the Assignee responsible or liable for any waste committed on the Mortgaged Properties by the Lessees or any other parties, or for any dangerous or defective condition of the Mortgaged Properties, or for any negligence (except for gross negligence or willful misconduct of Assignee) in the management, upkeep, repair, or control of the Mortgaged Properties resulting in loss, injury, or death to any lessee, licensee, employee, or stranger. ASSIGNOR ACKNOWLEDGES AND CONFIRMS THAT ITS OBLIGATIONS AND INDEMNITEES UNDER THIS
SECTION 5.3. INCLUDE ANY CLAIMS RESULTING FROM THE NEGLIGENCE OR ALLEGED NEGLIGENCE OF ASSIGNEE.

5.4. Assignee shall not be liable for Assignee's failure to collect, or its failure to exercise diligence in the collection of, Rents, but shall be accountable only for Rents that it shall actually receive.

5.5. As between Assignee and Assignor and any person claiming through or under Assignor, this Assignment is intended to be absolute, unconditional and presently effective, and the provisions of SECTIONS 1.2.B. and 4.1.A. regarding notice of default by Assignee to the manager of the Mortgaged Properties and/or Lessees are intended solely for the benefit of such Persons and shall never inure to the benefit of Assignor or any person claiming through or under Assignor, other than a manager or Lessee who has not received a notice of default.

5.6. It shall never be necessary for Assignee to institute legal proceedings of any kind whatsoever to enforce the provisions of this Assignment regarding collecting Rents.

5.7. This Assignment shall be governed by and construed under the laws of the State of Texas.

                 [Remainder of page intentionally left blank;
                          signature page to follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first written above.


                              ASSIGNOR:
                              --------

                              PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership



                              By:  PRENTISS PROPERTIES I, INC.,
                                    General Partner


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



THE STATE OF TEXAS     (S)
                       (S)
COUNTY OF DALLAS       (S)

   This instrument was acknowledged before me on _____________________, ____ by ___________________, __________________ of PRENTISS PROPERTIES, I, INC., a
__________________________corporation, General Partner of PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership, on behalf thereof.


                            ----------------------------------------------------
                            Notary Public Signature

(PERSONALIZED SEAL)

                                   EXHIBIT H

                         FORM OF LOCAL COUNSEL OPINION


                       [BORROWER'S COUNSEL'S LETTERHEAD]



                                    [date]



Bank One, Texas, N.A.
as Administrative Agent for the
Lenders defined below
1717 Main Street
Dallas, Texas  75201

NationsBank of Texas, N.A.,
as Documentation Agent for the
Lenders defined below
901 Main Street, 51st Floor
Dallas, Texas  75202-3714

Each of the Lenders

Ladies and Gentlemen:

   We have acted as counsel to Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("BORROWER") [and ________________, a _________________ ("GRANTOR")] in connection with a $100,000,000.00 credit facility under that certain Credit Agreement dated as of October 17, 1996 (the "CREDIT AGREEMENT"), between Borrower, Bank One, Texas, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), NationsBank of Texas, N.A., a national banking association, as Documentation Agent for the Lenders, and each of the Lenders defined therein (collectively sometimes referred to herein, together with any successors and assigns, as the "LENDERS").

   All capitalized terms used herein shall, unless otherwise indicated, have the same meanings assigned to such terms in the Credit Agreement.

                              DOCUMENTS REVIEWED

   In connection with rendering this opinion, we have reviewed the following documents:

   1. Deed of Trust, Assignment, Security Agreement and Financing Statement dated ____________, 199__, executed by Borrower [Grantor] to Trustee, for the benefit of the Administrative Agent;

   2. Assignment of Leases and Rents dated _________, 1995 from Borrower [Grantor] in favor of the Administrative Agent; and

   3. Financing Statements (herein so called) executed by Borrower [Grantor], filed in the Real Property Records of _____________ County, ________________, and with the Office of the Secretary of State of the State of _______.

   The documents described in items 1-3 above are collectively called the "SECURITY DOCUMENTS." The real and personal property collateral covered by the Security Documents are collectively called the "COLLATERAL."

                                QUALIFICATIONS

   We have assumed, with your permission: (a) the genuineness of all signatures;
(b) the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies; (c) that the execution, delivery and performance of the Security Documents have been duly authorized by all necessary partnership, trust, corporate, or other action on the part of each of the parties thereto; and (d) that each of the Security Documents is a legal, valid, and binding obligation of the parties thereto other than Borrower [or Grantor], enforceable against such parties in accordance with their respective terms. We understand that, with respect to the matters described in (c), you will be relying upon the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

   We are licensed to practice law only in the State of ____________, and the opinions expressed herein are to the laws of the State of __________ and to the federal laws of the United States of America.

                                   OPINIONS

   Based upon the foregoing, but subject to the qualifications set forth herein, we are of the opinion that:

   1. The Security Documents are legal, valid and binding obligations of Borrower [Grantor], enforceable against Borrower [Grantor] in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and general principles of equity and except that equity.

   2. A _______________ court, in a case properly presented, would uphold the Texas choice of law provisions in the Security Documents.

   3. The filing of the Financing Statements in the Office of the Secretary of State of ___________ and the recording of the Security Documents in the Real Property Records of the __________ County, ___________________, are the only filings and recordings necessary to perfect the lien and security interest which is granted by the Security Documents in the personal property Collateral described therein that is owned by Borrower [Grantor], and located in such county.

   4. Assuming that the internal laws of the State of _______ apply in all respects to the opinions stated herein, foreclosure against all or a portion of the Collateral located in _____________, properly structured, can be effected in __________ without causing an extinguishment or payment of the obligations to the Lenders evidenced by the Credit Agreement (the "SECURED OBLIGATIONS"), except to the extent of the foreclosure bid assuming such bid complies with _________ law. When so properly structured, the liens and security interests created by the Security Documents against that portion of the Collateral, if any, that has not been subjected to foreclosure shall remain in full force and effect to secure that portion of the Secured Obligations remaining unpaid after such foreclosure sale and any other foreclosure sales.

   5. Under the statutes of the State of __________, Borrower [Grantor] has adequate power and authority to conduct its business with respect to the Collateral in the State of ____________.

   6. Neither the Administrative Agent, the Documentation Agent, nor the Lenders will be subject to taxation by the State of _____________ solely by virtue of making the loans to Borrower [Grantor], or taking liens and security interests in the Collateral under the Security Documents.

   7. Upon the filing thereof, there will be no recording, intangible, or mortgage tax due and payable in connection with any of the Security Documents, other than nominal filing fees.

   8.  The Security Documents are in recordable form in the State of ________.

   9. Neither the making of the loans pursuant to the Credit Agreement, nor the execution, delivery and recording of the Security Documents, shall require that the Administrative Agent, the Documentation Agent or any Lender qualify as a foreign corporation to conduct business in the State of _______________.

                            Sincerely,